Exhibit 10.1

ELEVENTH AMENDMENT AND INCREASED FACILITY ACTIVATION NOTICE

ELEVENTH AMENDMENT AND INCREASED FACILITY ACTIVATION NOTICE, dated as of April 22, 2026 (this “Amendment”), to the Credit Agreement, dated as of November 15, 2010 (as amended, amended and restated or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; the Credit Agreement as modified by this Amendment, the “Amended Credit Agreement”), among Universal Health Services, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”) and the other agents party thereto.

W I T N E S S E T H:

WHEREAS, the Borrower and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, pursuant to Section 2.24, the Borrower has requested (x) incremental Revolving Commitments in an aggregate amount equal to $200,000,000 (such commitments, the “2026 Incremental Revolving Commitments” and Loans pursuant to such 2026 Incremental Revolving Commitments, the “2026 Incremental Revolving Loans”) on the terms set forth herein, (y) commitments for Incremental Term Loans in the form of term “a” loans in an aggregate amount equal to $300,000,000 on the terms set forth herein (such commitments, the “2026 Incremental Term Loan Commitments”, and Loans pursuant to such 2026 Incremental Term Loan Commitments, the “2026 Incremental Term Loans”) and (z) commitments for Incremental Term Loans in the form of delayed draw term “a” loans in an aggregate amount equal to $400,000,000 on the terms set forth herein (such commitments, the “2026 Delayed Draw Term Loan Commitments”, together with the 2026 Incremental Revolving Commitments and the 2026 Incremental Term Loan Commitments, the “2026 Incremental Commitments”, and Loans pursuant to such 2026 Delayed Draw Term Loan Commitments, the “2026 Delayed Draw Term Loans”, and together with the 2026 Incremental Revolving Loans and the 2026 Incremental Term Loans, the “2026 Incremental Loans”).

WHEREAS, the Borrower may incur such 2026 Incremental Commitments and such 2026 Incremental Loans by entering into an Increased Facility Activation Notice with Lenders willing to provide such (i) 2026 Incremental Revolving Commitments (each such Lender, a “2026 Incremental Revolving Lender”), (ii) 2026 Incremental Term Loan Commitments (each such Lender, a “2026 Incremental Term Lender”) and (iii) 2026 Delayed Draw Term Loan Commitments (each such Lender, a “2026 Delayed Draw Term Lender”, together with the 2026 Incremental Revolving Lenders and 2026 Incremental Term Lenders, the “2026 Incremental Lenders”);

WHEREAS, (x) each 2026 Incremental Revolving Lender listed on Schedule 1 hereby commits to provide 2026 Incremental Revolving Commitments in an aggregate principal amount not to exceed the amount of its “2026 Incremental Revolving Commitment” set forth next to such 2026 Incremental Revolving Lender’s name on Schedule 1, (y) each 2026 Incremental Term Lender listed on Schedule 1 hereby commits to provide 2026 Incremental Term Loans Commitments in an aggregate principal amount not to exceed the amount of its “2026 Incremental Term Loan Commitment” set forth next to such 2026 Incremental Term Lender’s name on Schedule 1 and (z) each 2026 Delayed Draw Term Lender listed on Schedule 1 hereby commits to provide 2026 Delayed Draw Term Loan Commitments in an aggregate principal amount not to exceed the amount of its “2026 Delayed Draw Term Loan Commitment” set forth next to such 2026 Delayed Draw Term Lender’s name on Schedule 1;

WHEREAS, pursuant to Section 2.24(d) of the Credit Agreement, the Credit Agreement may be amended on each Increased Facility Activation Date as necessary or appropriate to effect the provisions of Section 2.24 of the Credit Agreement;

WHEREAS, pursuant to Section 10.1 of the Credit Agreement, the Credit Agreement may be amended in writing signed by the Borrower and each Lender;

WHEREAS, the Borrower, each party to this Amendment designated as an “Existing Lender” on its signature page hereto (each an “Existing Lender”) and each 2026 Incremental Lender is willing to consent to the amendments, waivers and other modifications set forth herein, including removal of the credit adjustment spread with respect to the existing Tranche A Term Facility and Revolving Facility (such Lenders, the “Consenting Lenders”);

WHEREAS, pursuant to Section 2.22 of the Credit Agreement, the Borrower may replace any Lender that does not consent to a proposed amendment of the Credit Agreement that requires the consent of each of the Lenders (such Lender, a “Non-Consenting Lender”) with one or more replacement financial institutions (such financial institutions, the “Replacement Lenders”) and such Non-Consenting Lender shall be required to assign all of its rights and obligations with respect to its Commitments and Loans under the Credit Agreement to such Replacement Lenders and such Non-Consenting Lender shall thereupon cease to be Lender for all purposes under the Loan Documents; and

WHEREAS, the Consenting Lenders, together with the Replacement Lenders party hereto, constitute all Lenders under the Amended Credit Agreement after giving effect to the Lender Replacement;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.
Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Amended Credit Agreement (as defined below) are used herein as therein defined.
2.
Lender Replacement. Pursuant to 2.22 of the Credit Agreement, all Obligations of the Borrower owing to any Non-Consenting Lender will be paid in full in cash to such Non-Consenting Lender concurrently with the assignment of its Revolving Commitments, Revolving Loans and Tranche A Term Loans to the Replacement Lenders on the Eleventh Amendment Effective Date. Such assignments shall be effectuated by the Replacement Lenders purchasing (or being deemed to purchase) such Non-Consenting Lender’s Revolving Commitments and Revolving Loans and Tranche A Term Loans at a price equal to the principal amount of such Loans plus accrued and unpaid interest thereon and accrued fees in respect thereof, such that, after giving effect to such assignments, Commitments and Loans of Lenders are held in accordance with the table on Schedule 1 hereto (such assignments, collectively for all Non-Consenting Lenders, the “Lender Replacement”). The Lender Replacement shall become effective concurrently with the occurrence of the Eleventh Amendment Effective Date and shall be deemed to be in accordance with Section 2.22 and Section 10.06 of the Credit Agreement. For the avoidance of doubt, any Lender holding Revolving Commitments or Tranche A Term Loans immediately prior to the Eleventh Amendment Effective Date that does not execute this Amendment as an “Existing Lender” shall be deemed to be a Non-Consenting Lender. The parties hereto hereby authorize the Administrative Agent to take such actions (including applicable recordations in the register) and effect such payments among the Lenders as it deems reasonably necessary or advisable to effectuate the Lender Replacement.
3.
Amendments to the Credit Agreement. On and as of the Eleventh Amendment Effective Date (as defined below), each Existing Lender and 2026 Incremental Lender party hereto (which collectively constitute all Lenders) hereby consents to amend the Credit Agreement as follows: (i) delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex A hereto and (ii) amend and restate Schedule 1.1A of the Credit Agreement in its entirety as set forth on Schedule 1 hereto (for the avoidance of doubt, after giving effect to the Lender Replacement).
4.
Increased Facility Activation Notice. The Borrower and each 2026 Incremental Lender hereby notify the Administrative Agent that, subject to the terms and conditions herein:

(a) Each 2026 Incremental Lender party hereto agrees to make 2026 Incremental Revolving Loans, 2026 Incremental Term Loans and/or 2026 Delayed Draw Term Loans, as applicable, in the amount set forth opposite such 2026 Incremental Lender’s name on Schedule 1 hereto under the heading “2026 Incremental Revolving Commitments”, “2026 Incremental Term Loan Commitments” and/or “2026 Delayed Draw Term Loan Commitments”, as applicable.

(b) The Increased Facility Closing Date is the Eleventh Amendment Effective Date.

(c) The aggregate principal amount of the (i) 2026 Incremental Revolving Commitments is $200,000,000, (ii) 2026 Incremental Term Loan Commitments is $300,000,000 and (iii) 2026 Delayed Draw Term Loan Commitments is $400,000,000.

(d) The Incremental Term Maturity Date for the 2026 Incremental Revolving Loans, 2026 Incremental Term Loans and 2026 Delayed Draw Term Loans is September 26, 2029.

(e) The Applicable Margin for the (i) 2026 Incremental Revolving Loans shall be equal to the Applicable Margin for the existing Revolving Loans of the same Type, (ii) 2026 Incremental Term Loans shall be equal to the Applicable Margin for Tranche A Term Loans of the same Type and (iii) 2026 Delayed Draw Term Loans shall be as set forth in the Amended Credit Agreement.

(f) The 2026 Incremental Term Loan of each 2026 Incremental Term Lender party hereto shall mature in consecutive quarterly installments, commencing on September 30, 2026, as follows: for the first eight quarters in equal quarterly installments, an aggregate amount per quarter equal to 0.625% of the original principal amount of the 2026 Incremental Term Loans and thereafter in equal quarterly installments in an aggregate amount per quarter equal to 1.25% of the original principal amount of the 2026 Incremental Term Loans.

The balance of the 2026 Incremental Term Loans will be payable on the Incremental Term Maturity Date. The 2026 Delayed Draw Term Loans shall not amortize and any outstanding 2026 Delayed Draw Term Loans will be payable on the Incremental Term Maturity Date.

(g) Other than as expressly set forth in this Section 4 or the Amended Credit Agreement attached hereto as Annex A, for all purposes under the Amended Credit Agreement and the other Loan Documents, (i) the 2026 Incremental Revolving Loans shall have the same terms as the existing Revolving Loans and (ii) the 2026 Incremental Term Loans and 2026 Delayed Draw Term Loans shall have the same terms as the Tranche A Term Loans.

(h) Upon the funding of the 2026 Incremental Term Loans on the Eleventh Amendment Effective Date, such 2026 Incremental Term Loans shall automatically and without further action by any Person constitute Incremental Term Loans for all purposes of the Amended Credit Agreement and the other Loan Documents.

(i) The initial Interest Period with respect to the 2026 Incremental Term Loans shall be as set forth in the notice of borrowing with respect to the 2026 Incremental Term Loans.

5.
Effectiveness. This Amendment and the obligation of each (i) 2026 Incremental Revolving Lender to make a 2026 Incremental Revolving Loan, (ii) 2026 Incremental Term Lender to make a 2026 Incremental Term Loan and (iii) subject to the other conditions set forth in the Amended Credit Agreement, each 2026 Delayed Draw Term Lender to make a 2026 Delayed Draw Term Loan, shall become effective as of the date (the “Eleventh Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(a) The Administrative Agent shall have received each of the following, dated as of the Eleventh Amendment Effective Date (unless otherwise agreed to by the Administrative Agent), in form and substance satisfactory to the Administrative Agent:

(i) this Amendment, duly executed and delivered by the Borrower, the Guarantors, each Existing Lender (for the avoidance of doubt, after giving effect to the Lender Replacement), each 2026 Incremental Lender and the Administrative Agent; and

(ii) the legal opinion of (A) the Borrower’s general counsel, or other counsel reasonably acceptable to the Administrative Agent, (B) Norton Rose Fulbright US LLP, counsel to the Borrower and its Subsidiaries and (C) Childs Watson, PLLC, Nevada special counsel to the Borrower and certain of its Subsidiaries;

(iii) the Administrative Agent shall have received a certificate of the secretary or similar officer of each Loan Party dated as of the Eleventh Amendment Effective Date and certifying (a) attached thereto is a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors or managing member (or equivalent governing body) of each Loan Party authorizing (x) the execution, delivery and performance of this Amendment and the Amended Credit Agreement and (y) in the case of the Borrower, the extensions of credit contemplated hereunder and under the Amended Credit Agreement, (b) as to any changes to the certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent constituent and governing documents of such Loan Party since the certificate of the secretary or similar officer of each Loan Party dated as of the Tenth Amendment Effective Date, (c) as to any changes to the by-laws (or partnership agreement, limited liability company agreement or other equivalent constituent and governing documents) of such Loan Party since the certificate of the secretary or similar officer of each Loan Party dated as of the Tenth Amendment Effective Date, (d) certificates as to the good standing of each Loan Party that is a registered organization as of a recent date from the Secretary of State (or other similar official) from its jurisdiction of organization (provided that the Borrower shall provide the certificates as to the good standing of Park Healthcare Company and Tennessee Clinical Hospitals, LLC within 30 days after the Eleventh Amendment Effective Date, or such later date as the Administrative Agent may agree in its discretion) and (e) as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection herewith on behalf of such Loan Party.

(b) Each of the representations and warranties made by any Loan Party in or pursuant to the Amended Credit Agreement and other Loan Documents shall be true and correct in all material respects on and as of the Eleventh Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects).

(c) No Default or Event of Default has occurred and is continuing on the Eleventh Amendment Effective Date or after giving effect to the amendments contemplated herein, the extensions of credit requested to be made on the Eleventh Amendment Effective Date and the other transactions contemplated to occur on the Eleventh Amendment Effective Date.

(d) All governmental and third party approvals necessary in connection with the transactions contemplated hereby and by the Credit Agreement shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the financing contemplated hereby.

(e) The Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented on or before the Eleventh Amendment Effective Date.

(f) The Administrative Agent shall have received a solvency certificate from the chief financial officer of the Borrower, in form and substance reasonably acceptable to the Administrative Agent, certifying that the Borrower and its Subsidiaries, on a consolidated basis after giving effect to the incurrence of all Indebtedness in connection herewith on the Eleventh Amendment Effective Date, are Solvent.

(g) The Administrative Agent shall have received, at least 5 days prior to the Eleventh Amendment Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, previously requested by the Administrative Agent.

(h) The Administrative Agent shall have received a notice of borrowing with respect to the 2026 Incremental Term Loans to be made on the Eleventh Amendment Effective Date.

(i) Each Non-Consenting Lender shall have received payment of an amount equal to the outstanding principal of its Revolving Loans and Tranche A Term Loans, accrued interest thereon and accrued fees payable to it under the Credit Agreement.

6.
Ratification by Guarantors. Each of the Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein. Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Guarantor’s guarantee shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor’s guarantee, the Collateral Agreement or any other Loan Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects as of the Eleventh Amendment Effective Date. Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 6. Each of the Guarantors hereby further acknowledges that the Borrower, the Administrative Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provision of the Loan Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor’s guarantee or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s guarantee. Each Loan Party agrees that each Security Document secures all Obligations of the Loan Parties in accordance with the terms thereof. Each Loan

Party ratifies and confirms that all Liens granted, conveyed, or assigned to the Administrative Agent by such Person pursuant to each Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations after giving effect to the transactions contemplated by this Amendment.
7.
Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force and effect. This Amendment is a Loan Document and an Increased Facility Activation Notice.
8.
Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
9.
Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
10.
Integration. This Amendment and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.
11.
GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
12.
NO NOVATION. This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Loan Documents. All of the Liens and security interests created and arising under any Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to this Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees, if any, in the Loan Documents.

13.
Administrative Matters. On the Eleventh Amendment Effective Date, the Borrower shall borrow Revolving Loans under the Revolving Commitments (including the 2026 Incremental Revolving Commitments) from each Revolving Lender (including each 2026 Incremental Revolving Lender) in an amount determined by reference to the amount of each Type of Revolving Loan (and, in the case of Term Benchmark Loans, of each Term Benchmark Tranche) which would then have been outstanding from such Revolving Lender if each such Type or Term Benchmark Tranche then outstanding had been borrowed or effected on the Eleventh Amendment Effective Date in accordance with the Revolving Commitments of such Revolving Lender on the Eleventh Amendment Effective Date. The Adjusted Term SOFR Rate applicable to any Revolving Loan that is a Term Benchmark Loan borrowed pursuant to the preceding sentence shall equal the Adjusted Term SOFR Rate then applicable to the Term Benchmark Loans of the Existing Lenders in the same Term Benchmark Tranche (or, until the expiration of the then-current Interest Period, such other rate as shall be agreed upon between the Borrower and the relevant Lender).
14.
With respect to the 2026 Incremental Revolving Commitments to the Revolving Facility and 2026 Incremental Term Facility, (i) JPMorgan Chase Bank, N.A., BoA Securities, Inc., Truist Securities, Inc., U.S. Bank National Association and Wells Fargo Bank, National Association shall be the Joint Lead Arrangers and Joint Bookrunners, (ii) Key Bank National Association shall be the Co-Documentation Agent and (iii) BoA Securities, Inc., Truist Bank, Goldman Sachs Bank USA, National Westminster Bank PLC, PNC Bank National Association, The Toronto-Dominion Bank, New York Branch, U.S. Bank National Association and Wells Fargo Bank, National Association shall be the Co-Syndication Agents.

[Remainder of page left blank intentionally]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

UNIVERSAL HEALTH SERVICES, INC.

By: /s/ Steve Filton

Name: Steve Filton

Title: Executive Vice President, Chief Financial Officer and Secretary

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

UHS OF DELAWARE, INC.

By: /s/ Steve Filton

Name: Steve Filton

Title: Executive Vice President and Chief Financial Officer

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

LANCASTER HOSPITAL CORPORATION

MERION BUILDING MANAGEMENT, INC.

NORTHWEST TEXAS HEALTHCARE SYSTEM, INC.

UHS HOLDING COMPANY, INC.

UHS OF CORNERSTONE, INC.

UHS OF CORNERSTONE HOLDINGS, INC.

UHS OF D.C., INC.

UHS-CORONA, INC.

UNIVERSAL HEALTH SERVICES OF PALMDALE, INC.

VALLEY HOSPITAL MEDICAL CENTER, INC.

MCALLEN MEDICAL CENTER, INC.

SPARKS FAMILY HOSPITAL, INC.

UHS OF RIVER PARISHES, INC.

UHS OF TEXOMA, INC.

UNIVERSAL HEALTH SERVICES OF RANCHO SPRINGS, INC.

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

ABS LINCS SC, INC.

ALLIANCE HEALTH CENTER, INC.

ALTERNATIVE BEHAVIORAL SERVICES, INC.

ASCEND HEALTH CORPORATION

BENCHMARK BEHAVIORAL HEALTH SYSTEM, INC.

BHC ALHAMBRA HOSPITAL, INC.

BHC BELMONT PINES HOSPITAL, INC.

BHC FAIRFAX HOSPITAL, INC.

BHC FOX RUN HOSPITAL, INC.

BHC FREMONT HOSPITAL, INC.

BHC HEALTH SERVICES OF NEVADA, INC.

BHC HERITAGE OAKS HOSPITAL, INC.

BHC HOLDINGS, INC.

BHC INTERMOUNTAIN HOSPITAL, INC.

BHC MONTEVISTA HOSPITAL, INC.

BHC SIERRA VISTA HOSPITAL, INC.

BHC STREAMWOOD HOSPITAL, INC.

BRENTWOOD ACQUISITION, INC.

BRENTWOOD ACQUISITION - SHREVEPORT, INC.

BRYNN MARR HOSPITAL, INC.

CALVARY CENTER, INC.

CANYON RIDGE HOSPITAL, INC.

CCS/LANSING, INC.

CEDAR SPRINGS HOSPITAL, INC.

CHILDREN’S COMPREHENSIVE SERVICES, INC.

DEL AMO HOSPITAL, INC.

FIRST HOSPITAL CORPORATION OF VIRGINIA BEACH

FORT LAUDERDALE HOSPITAL, INC.

FRN, INC.

FRONTLINE BEHAVIORAL HEALTH, INC.

GREAT PLAINS HOSPITAL, INC.

GULF COAST TREATMENT CENTER, INC.

H. C. CORPORATION

HARBOR POINT BEHAVIORAL HEALTH CENTER, INC.

HAVENWYCK HOSPITAL INC.

HHC AUGUSTA, INC.

HHC DELAWARE, INC.

HHC INDIANA, INC.

HHC OHIO, INC.

HHC RIVER PARK, INC.

HHC SOUTH CAROLINA, INC.

HHC ST. SIMONS, INC.

HORIZON HEALTH AUSTIN, INC.

HORIZON HEALTH CORPORATION

HSA HILL CREST CORPORATION

KIDS BEHAVIORAL HEALTH OF UTAH, INC.

LAUREL OAKS BEHAVIORAL HEALTH CENTER, INC.

MERIDELL ACHIEVEMENT CENTER, INC.

MICHIGAN PSYCHIATRIC SERVICES, INC.

NORTH SPRING BEHAVIORAL HEALTHCARE, INC.

OAK PLAINS ACADEMY OF TENNESSEE, INC.

PARK HEALTHCARE COMPANY

PENNSYLVANIA CLINICAL SCHOOLS, INC.

PREMIER BEHAVIORAL SOLUTIONS, INC.

PREMIER BEHAVIORAL SOLUTIONS OF FLORIDA, INC.

PSYCHIATRIC SOLUTIONS, INC.

PSYCHIATRIC SOLUTIONS OF VIRGINIA, INC.

RAMSAY YOUTH SERVICES OF GEORGIA, INC.

RIVER OAKS, INC.

RIVEREDGE HOSPITAL HOLDINGS, INC.

SOUTHEASTERN HOSPITAL CORPORATION

SPRINGFIELD HOSPITAL, INC.

STONINGTON BEHAVIORAL HEALTH, INC.

SUMMIT OAKS HOSPITAL, INC.

TEMECULA VALLEY HOSPITAL, INC.

TEMPLE BEHAVIORAL HEALTHCARE HOSPITAL, INC.

TEXAS HOSPITAL HOLDINGS, INC.

THE ARBOUR, INC.

TWO RIVERS PSYCHIATRIC HOSPITAL, INC.

UHS CHILDREN SERVICES, INC.

UHS OF DENVER, INC.

UHS OF FAIRMOUNT, INC.

UHS OF FULLER, INC.

UHS OF GEORGIA, INC.

UHS OF GEORGIA HOLDINGS, INC.

UHS OF HAMPTON, INC.

UHS OF HARTGROVE, INC

UHS OF PARKWOOD, INC.

UHS OF PENNSYLVANIA, INC.

UHS OF PROVO CANYON, INC.

UHS OF PUERTO RICO, INC.

UHS OF SPRING MOUNTAIN, INC.

UHS OF TIMBERLAWN, INC.

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

UHS OF TIMPANOGOS, INC.

UHS OF WESTWOOD PEMBROKE, INC.

UHS OF WYOMING, INC.

UHS SAHARA, INC.

UNITED HEALTHCARE OF HARDIN, INC.

WINDMOOR HEALTHCARE INC.

WINDMOOR HEALTHCARE OF PINELLAS PARK, INC.

WISCONSIN AVENUE PSYCHIATRIC CENTER, INC.

UHS OF MADERA, INC.

FOREST VIEW PSYCHIATRIC HOSPITAL, INC.

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

AIKEN REGIONAL MEDICAL CENTERS, LLC

LA AMISTAD RESIDENTIAL TREATMENT CENTER, LLC

PALM POINT BEHAVIORAL HEALTH, LLC

TENNESSEE CLINICAL SCHOOLS, LLC

THE BRIDGEWAY, LLC

TURNING POINT CARE CENTER, LLC

UHS OF BENTON, LLC

UHS OF BOWLING GREEN, LLC

UHS OF GREENVILLE, LLC

UHS OF LAKESIDE, LLC

UHS OF PHOENIX, LLC

UHS OF RIDGE, LLC

UHS OF ROCKFORD, LLC

UHS OF TUCSON, LLC

UHS SUB III, LLC

UHSD, L.L.C.

WELLINGTON REGIONAL MEDICAL CENTER, LLC

By: Universal Health Services, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton

Title: Executive Vice President, Secretary and Chief Financial Officer

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

FORT DUNCAN MEDICAL CENTER, L.P.

By: Fort Duncan Medical Center, Inc.
Its general partner

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

FRONTLINE HOSPITAL, LLC
FRONTLINE RESIDENTIAL TREATMENT CENTER, LLC

By: Frontline Behavioral Health, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

KEYS GROUP HOLDINGS LLC

By: UHS Children Services, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

KEYSTONE/CCS PARTNERS LLC

By: Children’s Comprehensive Services, Inc.
Its Minority Member

By: KEYS Group Holdings LLC
Its Managing Member and sole member of the minority member

By: UHS Children Services, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

KEYSTONE CONTINUUM, LLC
KEYSTONE NPS LLC
KEYSTONE RICHLAND CENTER LLC

By: Keystone/CCS Partners LLC
Its sole member

By: Children’s Comprehensive Services, Inc.
Its minority member

By: KEYS Group Holdings LLC
Its managing member and sole member of the minority member

By: UHS Children Services, Inc.
Its sole member

By: /s/ Steve Filton __________________________________

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

KEYSTONE EDUCATION AND YOUTH SERVICES, LLC

By: KEYS Group Holdings LLC
Its sole member

By: UHS Children Services, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

KEYSTONE MARION, LLC
KEYSTONE MEMPHIS, LLC
KEYSTONE NEWPORT NEWS, LLC
KEYSTONE WSNC, L.L.C.

By: Keystone Education and Youth Services, LLC
Its sole member

By: KEYS Group Holdings LLC
Its sole member

By: UHS Children Services, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

MANATEE MEMORIAL HOSPITAL, L.P.

By: Wellington Regional Medical Center, LLC
Its general partner

By: Universal Health Services, Inc.,

Its sole member

By: /s/ Steve Filton

Name: Steve Filton

Title: Executive Vice President, Secretary and Chief Financial Officer

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

MCALLEN HOSPITALS, L.P.

By: McAllen Medical Center, Inc.
Its general partner

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

PENDLETON METHODIST HOSPITAL, L.L.C.

By: UHS of River Parishes, Inc.
Its managing member

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

GULPH MILLS ASSOCIATES, LLC

TBD ACQUISITION II, LLC

UHS KENTUCKY HOLDINGS, L.L.C.

UHS OF LANCASTER, LLC

UHS OF NEW ORLEANS, LLC

UHS OF OKLAHOMA, LLC

UHSL, L.L.C.

AZ HOLDING 4, LLC

UHS MIDWEST BEHAVIORAL HEALTH, LLC

RIVERSIDE MEDICAL CLINIC PATIENT SERVICES, L.L.C.

PASTEUR HEALTHCARE PROPERTIES, LLC

UHS CAPITOL ACQUISITION, LLC

By: UHS of Delaware, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton

Title: Executive Vice President and Chief Financial Officer

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

UHS OF ANCHOR, L.P.
UHS OF LAUREL HEIGHTS, L.P.
UHS OF PEACHFORD, L.P.

By: UHS of Georgia, Inc.
Its general partner

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

UHS OF CENTENNIAL PEAKS, L.L.C.

By: UHS of Denver, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

UHS OF DOVER, L.L.C.

By: UHS of Rockford, LLC
Its sole member

By: Universal Health Services, Inc.

Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Executive Vice President, Secretary and Chief Financial Officer

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

UHS OF DOYLESTOWN, L.L.C.

By: UHS of Pennsylvania, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

UHS OF SALT LAKE CITY, L.L.C.

By: UHS of Provo Canyon, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

UHS OF SAVANNAH, L.L.C.

By: UHS of Georgia Holdings, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

UHS OKLAHOMA CITY LLC

UHS OF SPRINGWOODS, L.L.C.

By: UHS of New Orleans, LLC
Its sole member

By: UHS of Delaware, Inc.

Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Executive Vice President and Chief Financial Officer

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

UHS OF SUMMITRIDGE, L.L.C.

By: UHS of Peachford, L.P.
Its sole member

By: UHS of Georgia, Inc.
Its general partner

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

PSYCHIATRIC SOLUTIONS HOSPITALS, LLC

By: Psychiatric Solutions, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

DIAMOND GROVE CENTER, LLC

KMI ACQUISITION, LLC
LIBERTY POINT BEHAVIORAL HEALTHCARE, LLC

PSJ ACQUISITION, LLC
SHADOW MOUNTAIN BEHAVIORAL HEALTH SYSTEM,

LLC

SUNSTONE BEHAVIORAL HEALTH, LLC

TBD ACQUISITION, LLC

By: Psychiatric Solutions Hospitals, LLC
Its Sole Member

By: Psychiatric Solutions, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

ATLANTIC SHORES HOSPITAL, LLC
EMERALD COAST BEHAVIORAL HOSPITAL, LLC

OCALA BEHAVIORAL HEALTH, LLC

PALMETTO BEHAVIORAL HEALTH HOLDINGS, LLC

RAMSAY MANAGED CARE, LLC
SAMSON PROPERTIES, LLC
TBJ BEHAVIORAL CENTER, LLC
THREE RIVERS HEALTHCARE GROUP, LLC
WEKIVA SPRINGS CENTER, LLC

ZEUS ENDEAVORS, LLC

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

PALMETTO BEHAVIORAL HEALTH SYSTEM, L.L.C.

By: Palmetto Behavioral Health Holdings, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

PALMETTO LOWCOUNTRY BEHAVIORAL HEALTH,

L.L.C.

By: Palmetto Behavioral Health System, L.L.C.
Its Sole Member

By: Palmetto Behavioral Health Holdings, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

SP BEHAVIORAL, LLC
UNIVERSITY BEHAVIORAL, LLC

By: Ramsay Managed Care, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

THREE RIVERS BEHAVIORAL HEALTH, LLC

By: Three Rivers Healthcare Group, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

THE NATIONAL DEAF ACADEMY, LLC

By: Zeus Endeavors, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

WILLOW SPRINGS, LLC

By: BHC Health Services of Nevada, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

BEHAVIORAL HEALTHCARE LLC

By: BHC Holdings, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

BHC PINNACLE POINTE HOSPITAL, LLC

BHC PROPERTIES, LLC

COLUMBUS HOSPITAL PARTNERS, LLC

HOLLY HILL HOSPITAL, LLC
LEBANON HOSPITAL PARTNERS, LLC
NORTHERN INDIANA PARTNERS, LLC

ROLLING HILLS HOSPITAL, LLC
VALLE VISTA HOSPITAL PARTNERS, LLC

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

BHC MESILLA VALLEY HOSPITAL, LLC

BHC NORTHWEST PSYCHIATRIC HOSPITAL, LLC

CUMBERLAND HOSPITAL PARTNERS, LLC

By: BHC Properties, LLC
Its Sole Member

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

CUMBERLAND HOSPITAL, LLC

By: Cumberland Hospital Partners, LLC
Its Managing Member

By: BHC Properties, LLC
Its Minority Member and Sole Member of the Managing Member

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

VALLE VISTA, LLC

By: BHC of Indiana, General Partnership
Its Sole Member

By: Columbus Hospital Partners, LLC
Its General Partner

By: Lebanon Hospital Partners, LLC
Its General Partner

By: Northern Indiana Partners, LLC
Its General Partner

By: Valle Vista Hospital Partners, LLC
Its General Partner

By: Behavioral Healthcare LLC
The Sole Member of each of the above General Partners

By: BHC Holdings, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

WELLSTONE REGIONAL HOSPITAL ACQUISITION, LLC

By: Wellstone Holdings, Inc.
Its Minority Member

By: Behavioral Healthcare LLC
Its Managing Member and Sole Member of the Minority Member

By: BHC Holdings, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

HORIZON HEALTH HOSPITAL SERVICES, LLC
HORIZON MENTAL HEALTH MANAGEMENT, LLC

By: Horizon Health Corporation
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

HHC PENNSYLVANIA, LLC

HHC POPLAR SPRINGS, LLC

KINGWOOD PINES HOSPITAL, LLC
SCHICK SHADEL OF FLORIDA, LLC

TOLEDO HOLDING CO., LLC

By: Horizon Health Hospital Services, LLC
Its Sole Member

By: Horizon Health Corporation
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

HICKORY TRAIL HOSPITAL, L.P.
MILLWOOD HOSPITAL, L.P.

NEURO INSTITUTE OF AUSTIN, L.P.
TEXAS CYPRESS CREEK HOSPITAL, L.P.
TEXAS LAUREL RIDGE HOSPITAL, L.P.
TEXAS OAKS PSYCHIATRIC HOSPITAL, L.P.

TEXAS SAN MARCOS TREATMENT CENTER, L.P.

TEXAS WEST OAKS HOSPITAL, L.P.

By: Texas Hospital Holdings, LLC
Its General Partner

By: Psychiatric Solutions Hospitals, LLC
Its Sole Member

By: Psychiatric Solutions, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

SHC-KPH, LP

By: HHC Kingwood Investment, LLC
Its General Partner

By: Horizon Health Hospital Services, LLC
Sole member of the General Partner

By: Horizon Health Corporation
Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

H.C. PARTNERSHIP

By: H. C. Corporation
Its General Partner

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

By: HSA Hill Crest Corporation
Its General Partner

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

BHC OF INDIANA, GENERAL PARTNERSHIP

By: Columbus Hospital Partners, LLC
Its General Partner

By: Lebanon Hospital Partners, LLC
Its General Partner

By: Northern Indiana Partners, LLC
Its General Partner

By: Valle Vista Hospital Partners, LLC
Its General Partner

By: Behavioral Healthcare LLC
The Sole Member of each of the above General Partners

By: BHC Holdings, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

INDEPENDENCE PHYSICIAN MANAGEMENT, LLC

By: UHS of Fairmount, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

Behavioral Health Management, LLC

Behavioral Health Realty, LLC

CAT Realty, LLC

CAT Seattle, LLC

MAYHILL BEHAVIORAL HEALTH, LLC

Psychiatric Realty, LLC

RR RECOVERY, LLC

Salt Lake Behavioral Health, LLC

Salt Lake Psychiatric Realty, LLC

UBH OF OREGON, LLC

UBH of Phoenix, LLC

UBH of Phoenix Realty, LLC

University Behavioral Health of El Paso, LLC

By: Ascend Health Corporation
Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

GARFIELD PARK HOSPITAL, LLC

By: UHS of Hartgrove, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

abs lincs ky, llc
HUGHES CENTER, LLC

By: Alternative Behavioral Services, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

VALLEY HEALTH SYSTEM LLC

By: Valley Hospital Medical Center, Inc.

Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

UHP LP

By: Island 77 LLC

Its general partner

By: Ascend Health Corporation

Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

BEACH 77 LP

By: 2026 W. University Properties, LLC

Its general partner

By: Ascend Health Corporation

Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

CORAL SHORES BEHAVIORAL HEALTH, LLC

By: Children’s Comprehensive Services, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

DVH HOSPITAL ALLIANCE LLC

By: UHS Holding Company, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

DHP 2131 K ST, LLC

By: District Hospital Partners, L.P.

Its sole member

By: UHS of D.C., Inc.
Its general partner

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

UHS FUNDING, LLC

By: UHS of Delaware, Inc.

Its majority member

By: /s/ Steve Filton

Name: Steve Filton
Title: Executive Vice President and Chief Financial Officer

By: Universal Health Services, Inc.

Its minority member

By: /s/ Steve Filton

Name: Steve Filton
Title: Executive Vice President, Chief Financial Officer and Secretary

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

MILWAUKEE BEHAVIORAL HEALTH, LLC

By: UHS of Delaware, Inc.

Its minority member

By: /s/ Steve Filton

Name: Steve Filton
Title: Executive Vice President and Chief Financial Officer

By: UHS Funding, LLC

Its majority member

By: UHS of Delaware, Inc.

Its majority member

By: /s/ Steve Filton

Name: Steve Filton
Title: Executive Vice President and Chief Financial Officer

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

FANNIN MANAGEMENT SERVICES, LLC

By: UHS of Texoma, Inc.
Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

RIDGE OUTPATIENT COUNSELING, L.L.C.

By: UHS of Ridge, LLC
Its sole member

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

BLOOMINGTON MEADOWS, GENERAL PARTNERSHIP

By: BHC of Indiana, General Partnership,

its General Partner

By: Columbus Hospital Partners, LLC,

its General Partner

By: Lebanon Hospital Partners, LLC,

its General Partner

By: Northern Indiana Partners, LLC,

its General Partner

By: Valle Vista Hospital Partners, LLC,

its General Partner

By: Behavioral Healthcare LLC,

the Sole Member of each of the

above General Partners

By: BHC Holdings, Inc.

its Sole Member

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

By: Indiana Psychiatric Institutes, LLC,

its General Partner

By: BHC Healthcare, LLC,

its Sole Member

By: BHC Holdings, Inc.

its Sole Member

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

DISTRICT HOSPITAL PARTNERS, L.P.

By: UHS of D.C., Inc.
Its general partner

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

UHS OF KANSAS CITY, LLC

By: Great Plains Hospital, Inc.
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

UHS EAST END SUB, LLC

By: UHS East End Corporation
Its Sole Member

By: /s/ Steve Filton

Name: Steve Filton

Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

UHS EAST END CORPORATION

By: /s/ Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, an Existing Lender and a 2026 Incremental Lender

By: /s/ Gerardo B. Loera
Name: Gerardo B. Loera
Title: Managing Director

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

BANK OF AMERICA, N.A., as an Existing Lender and a 2026 Incremental Lender

By: /s/ Joseph L. Corah
Name: Joseph L. Corah
Title: Managing Director

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

U.S BANK NATIONAL ASSOCIATION,

as an Existing Lender and a 2026 Incremental Lender

By: /s/ Heidi Barta
Name: Heidi Barta
Title: Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

Truist Bank,

as an Existing Lender and a 2026 Incremental Lender

By: /s/ Anton Brykalin
Name: Anton Brykalin
Title: Director

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION as an Existing Lender and a 2026 Incremental Lender

By: /s/ Eugene Stunson
Name: Eugene Stunson

Title: Executive Director

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

National Westminster Bank plc,

as an Existing Lender and a 2026 Incremental Lender

By: /s/ Olivia Cheesewright

Name: Olivia Cheesewright
Title: Director

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

PNC Bank, National Association, as an Existing Lender and a 2026 Incremental Lender

By: /s/ Emad Antoan
Name: Emad Antoan
Title: Senior Vice President

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,

as an Existing Lender and a 2026 Incremental Lender

By: /s/ Mike Tkach
Name: Mike Tkach
Title: Managing Director

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

MIZUHO BANK, LTD.,

as an Existing Lender

By: /s/ Tracy Rahn
Name: Tracy Rahn
Title: Managing Director

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

KEYBANK NATIONAL ASSOCIATION

as an Existing Lender and a 2026 Incremental

Lender

By: /s/ Shibani Faehnle
Name: Shibani Faehnle
Title: SVP

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

GOLDMAN SACHS BANK USA,

as an Existing Lender and a 2026 Incremental Lender

By: /s/ Nicholas Merino
Name: Nicholas Merino
Title: Authorized Signatory

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

Fifth Third Bank, National Association

as an Existing Lender

By: /s/ Peter Spruill
Name: Peter Spruill
Title: Officer

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

Sumitomo Mitsui Banking Corporation,

as an Existing Lender

By: /s/ Cindy Hwee
Name: Cindy Hwee
Title: Director

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

State Bank of India, New York Branch

as an Existing Lender and a 2026 Incremental Lender

By: /s/ Devendra Panwar
Name: Devendra Panwar
Title: Vice President and Head (Credit Management Cell)

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

THE BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH,

as an Existing Lender

By: /s/ James Hua
Name: James Hua
Title: DGM & Head of Corporate Banking

By: /s/ Daniel Liao
Name: Daniel Liao
Title: SVP & Head of Risk Management

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

FIRST COMMERCIAL BANK, LTD., NEW YORK BRANCH,

as an Existing Lender

By: /s/Chia-Feng Shen
Name: Chia-Feng Shen
Title: Senior Vice President & General Manager

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

Hancock Whitney Bank,

as an Existing Lender and a 2026 Incremental Lender

By: /s/ David A. Bertani
Name: David A. Bertani
Title: SVP, Commercial Healthcare Banking

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

BOKF, NA dba BOK FINANCIAL

as an Existing Lender and a 2026 Incremental Lender

By: /s/ Rhett Wallis
Name: Rhett Wallis
Title: Vice President and Authorized Signer

[Signature Page to the Eleventh Amendment to the UHS Credit Agreement]

SCHEDULE 1

[See attached]

Schedule 1.1A

Commitments and Term Loans (as applicable)

Lender	Revolving Commitments (including 2026 Incremental Revolving Commitments)	Tranche A Term Loans	2026 Incremental Term Loan Commitments	2026 Delayed Draw Term Loan Commitments
JPMorgan Chase Bank, N.A.	$151,400,000	$10,193,081.75	$34,800,000	$0
Bank of America, N.A.	$149,400,000	$124,777,500	$30,000,000	$400,000,000
U.S. Bank National Association	$149,400,000	$125,532,292.99	$30,800,000	$0
Truist Bank	$149,400,000	$95,902,500	$30,000,000	$0
Wells Fargo Bank, National Association	$149,400,000	$95,902,500	$30,000,000	$0
National Westminster Bank plc	$112,200,000	$126,633,471.35	$20,800,000	$0
PNC Bank National Association	$112,200,000	$80,986,250	$40,800,000	$0
The Toronto-Dominion Bank, New York Branch	$112,200,000	$76,807,500	$23,000,000	$0
Mizuho Bank, Ltd.	$95,200,000	$43,120,000	$0	$0
KeyBank National Association	$66,600,000	$41,138,750	$28,800,000	$0
Goldman Sachs Bank USA	$112,200,000	$0	$23,000,000	$0
Fifth Third Bank, National Association	$70,200,000	$62,370,000	$0	$0
Sumitomo Mitsui Banking Corporation	$70,200,000	$62,370,000	$0	$0
State Bank of India, New York	$0	$84,515,974.85	$2,000,000	$0
The Bank of East Asia, Limited, New York Branch	$0	$47,710,943.40	$0	$0
First Commercial Bank, Ltd., New York Branch	$0	$33,919,235.66	$0	$0
Hancock Whitney Bank	$0	$21,560,000	$4,000,000	$0
BOKF, NA dba BOK Financial	$0	$21,560,000	$2,000,000	$0
TOTAL	$1,500,000,000	$1,155,000,000	$300,000,000	$400,000,000

Annex A

AMENDED CREDIT AGREEMENT

[See Attached]

CREDIT AGREEMENT

among

UNIVERSAL HEALTH SERVICES, INC.,

as Borrower,

The Several Lenders from Time to Time Parties Hereto,

FIFTH THIRD BANK, NATIONAL ASSOCIATION and
SUMITOMO MITSUI BANKING CORPORATION,
as Co-Documentation Agents1,

BOFA SECURITIES, INC.,
TRUIST BANK, GOLDMAN SACHS BANK USA,
MIZUHO BANK, LTD.,
NATIONAL WESTMINSTER BANK PLC,
PNC BANK NATIONAL ASSOCIATION,
T~~D~~HE TORONTO-DOMINION BANK, NEW~~.A.,~~  YORK BRANCH

U.S. BANK NATIONAL ASSOCIATION AND
WELLS FARGO BANK, NATIONAL ASSOCIATION
as Co-Syndication Agents,

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

Dated as of November 15, 2010 and amended and restated as of September 21, 2012, August 7, 2014,

October 23, 2018, August 24, 2021 and September 26, 2024

BOFA SECURITIES, INC.,

JPMORGAN CHASE BANK, N.A.

TRUIST SECURITIES, INC.

U.S. BANK NATIONAL ASSOCIATION and

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Joint Lead Arrangers and Joint Bookrunners

with respect to the Revolving Facility ~~and~~, the Tranche A Term Facility and the 2026 Incremental Term Facility

1 With respect to the 2026 Incremental Revolving Commitments to the Revolving Facility and 2026 Incremental Term Facility, (i) Key Bank National Association shall be the Co-Documentation Agent and (ii) BoA Securities, Inc., Truist Bank, Goldman Sachs Bank USA, National Westminster Bank PLC, PNC Bank National Association, The Toronto-Dominion Bank, New York Branch, U.S. Bank National Association and Wells Fargo Bank, National Association shall be the Co-Syndication Agents.

TABLE OF CONTENTS

Page

Section 1.	DEFINITIONS	1

1.1	Defined Terms	1
1.2	Other Definitional Provisions	~~40~~37
1.3	Interest Rates; Benchmark Notification	~~41~~38

Section 2.	AMOUNT AND TERMS OF COMMITMENTS	~~41~~38

2.1	Term Commitments	~~41~~38
2.2	Procedure for Term Loan Borrowing	~~41~~39
2.3	Repayment of Term Loans	~~42~~40
2.4	Revolving Commitments	~~42~~40
2.5	Procedure for Revolving Loan Borrowing	~~42~~41
2.6	Swingline Commitment	~~43~~41
2.7	Procedure for Swingline Borrowing; Refunding of Swingline Loans	~~44~~42
2.8	Commitment Fees, etc~~.~~	~~45~~43
2.9	Termination or Reduction of Revolving Commitments and 2026 Delayed Draw Term Loan Commitments	~~45~~ 43
2.10	Optional Prepayments	~~46~~44
2.11	Mandatory Prepayments	~~48~~45
2.12	Conversion and Continuation Options	~~49~~46
2.13	Limitations on Term Benchmark Tranches	~~49~~47
2.14	Interest Rates and Payment Dates	~~50~~47
2.15	Computation of Interest and Fees	~~50~~48
2.16	Inability to Determine Interest Rate	~~51~~48
2.17	Pro Rata Treatment and Payments	~~53~~50
2.18	Requirements of Law	~~55~~52
2.19	Taxes	~~56~~53
2.20	Indemnity	~~60~~56
2.21	Change of Lending Office	~~61~~56
2.22	Replacement of Lenders	~~61~~57
2.23	Defaulting Lenders	~~61~~57
2.24	Incremental Facilities	~~63~~59
2.25	Illegality	~~66~~61

Section 3.	LETTERS OF CREDIT	~~66~~61

3.1	L/C Commitment	~~66~~61
3.2	Procedure for Issuance of Letter of Credit	~~67~~62
3.3	Fees and Other Charges	~~67~~62
3.4	L/C Participations	~~68~~62
3.5	Reimbursement Obligation of the Borrower	~~69~~63
3.6	Obligations Absolute	~~69~~64
3.7	Letter of Credit Payments	~~69~~64
3.8	Applications	~~70~~64
3.9	Existing Letters of Credit	~~70~~64
3.10	Reallocation Procedures	~~70~~64

Section 4.	REPRESENTATIONS AND WARRANTIES	~~70~~65

4.1	Financial Condition	~~70~~65
4.2	No Change	~~71~~65
4.3	Existence; Compliance with Law	~~71~~65
4.4	Power; Authorization; Enforceable Obligations	~~71~~65
4.5	No Legal Bar	~~72~~66
4.6	Litigation	~~72~~66
4.7	No Default	~~72~~66
4.8	Ownership of Property; Liens	~~72~~66
4.9	Intellectual Property	~~72~~66
4.10	Taxes	~~72~~66
4.11	Federal Regulations	~~73~~67
4.12	Labor Matters	~~73~~67
4.13	ERISA	~~73~~67
4.14	Investment Company Act; Other Regulations	~~73~~67
4.15	Subsidiaries	~~74~~67
4.16	Use of Proceeds	~~74~~68
4.17	Environmental Matters	~~74~~68
4.18	Accuracy of Information, etc	~~75~~69
4.19	Security Documents	~~75~~69
4.20	Solvency	~~76~~69
4.21	Senior Indebtedness	~~76~~69
4.22	Anti-Corruption Laws and Sanctions	~~76~~69
4.23	Affected Financial Institutions	~~76~~70

Section 5.	CONDITIONS PRECEDENT	~~76~~70

5.1	[Reserved]	~~76~~70
5.2	Conditions to Each Extension of Credit	~~76~~70

Section 6.	AFFIRMATIVE COVENANTS	~~77~~70

6.1	Financial Statements	~~77~~71
6.2	Certificates; Other Information	~~77~~71
6.3	Payment of Obligations	~~79~~73
6.4	Maintenance of Existence; Compliance	~~79~~73
6.5	Maintenance of Property; Insurance	~~79~~73
6.6	Inspection of Property; Books and Records; Discussions	~~80~~73
6.7	Notices	~~80~~73
6.8	Environmental Laws	~~80~~74
6.9	[Reserved]	~~81~~74
6.10	Additional Collateral, etc	~~81~~74
6.11	Maintenance of Ratings	~~83~~76
6.12	ERISA Compliance	~~83~~76
6.13	Post-Closing Covenants	~~83~~76

Section 7.	NEGATIVE COVENANTS	~~83~~76

7.1	Financial Condition Covenants	~~83~~76
7.2	Indebtedness	~~84~~77
7.3	Liens	~~86~~79

7.4	Fundamental Changes	~~87~~80
7.5	Disposition of Property	~~88~~80
7.6	Restricted Payments	~~89~~81
7.7	[Reserved]	~~89~~82
7.8	Investments	~~90~~82
7.9	Optional Payments and Modifications of Certain Debt Instruments	~~91~~83
7.10	Transactions with Affiliates	~~91~~83
7.11	Sales and Leasebacks	~~91~~84
7.12	Swap Agreements	~~92~~84
7.13	Changes in Fiscal Periods	~~92~~84
7.14	Negative Pledge Clauses	~~92~~84
7.15	Clauses Restricting Subsidiary Distributions	~~92~~84
7.16	Lines of Business	~~93~~85

Section 8.	EVENTS OF DEFAULT	~~93~~85

Section 9.	THE AGENTS	~~96~~87
9.1	Appointment	~~96~~87
9.2	Delegation of Duties	~~96~~88
9.3	Exculpatory Provisions; Limitation of Liability	~~96~~88
9.4	Reliance by Administrative Agent	~~97~~89
9.5	Notice of Default	~~98~~89
9.6	Non-Reliance on Agents and Other Lenders	~~98~~89
9.7	Indemnification	~~98~~90
9.8	Agent in Its Individual Capacity	~~99~~90
9.9	Successor Administrative Agent	~~99~~90
9.10	Co-Documentation Agents, Co-Syndication Agents and Joint Lead Arrangers	~~99~~90
9.11	Certain ERISA Matters	~~100~~91
9.12	Erroneous Payments	~~101~~92

Section 10.	MISCELLANEOUS	~~102~~93

10.1	Amendments and Waivers	~~102~~93
10.2	Notices	~~104~~95
10.3	No Waiver; Cumulative Remedies	~~106~~96
10.4	Survival of Representations and Warranties	~~106~~96
10.5	Payment of Expenses and Taxes	~~106~~96
10.6	Successors and Assigns; Participations and Assignments	~~107~~97
10.7	Adjustments; Set‑off	~~111~~100
10.8	Counterparts; Electronic Signatures	~~111~~101
10.9	Severability	~~113~~102
10.10	Integration	~~113~~102
10.11	~~Governing Law~~ Governing Law	~~113~~102
10.12	Submission To Jurisdiction; Waivers	~~113~~102
10.13	Acknowledgements	~~114~~103
10.14	Releases of Guarantees and Liens	~~114~~103
10.15	Confidentiality	~~115~~104
10.16	WAIVERS OF JURY TRIAL	~~116~~105
10.17	USA Patriot Act	~~116~~105
10.18	Acknowledgement and Consent to Bail-In of EEA Affected Institutions	~~116~~105
10.19	Acknowledgement Regarding Any Supported QFCs	~~117~~106

SCHEDULES:

1.1A	Commitments
1.1B	[Reserved]
1.1C	Non-Material Subsidiaries
1.1D	Specified Receivables Subsidiaries
1.1E	Existing Letters of Credit
3.1	Letters of Credit
4.2	Changes
4.4(a)	Consents, Authorizations, Filings and Notices
4.4(b)	Pending Consents, Authorizations, Filings and Notices
4.6	Litigation
4.15	Subsidiaries
4.19(a)	UCC Filing Jurisdictions
6.13	Post-Closing Covenants
7.2(d)	Existing Indebtedness
7.3(f)	Existing Liens

EXHIBITS:

A	Form of Collateral Agreement
B	Form of Subsidiary Guarantee Agreement
C	Form of Closing Certificate
D	[Reserved]
E	Form of Assignment and Assumption
F-1	Form of Legal Opinion of General Counsel of Universal Health Services, Inc.
F-2	Form of Legal Opinion of Norton Rose Fulbright US LLP
G	Form of Exemption Certificate
H	Form of Compliance Certificate
I-1	Form of Increased Facility Activation Notice—Incremental Term Loans
I-2	Form of Increased Facility Activation Notice—Incremental Revolving Commitments
I-3	Form of New Lender Supplement

CREDIT AGREEMENT (this “Agreement”), dated as of November 15, 2010 and amended and restated as of September 21, 2012, August 7, 2014, October 23, 2018, August 24, 2021 and September 26, 2024, among UNIVERSAL HEALTH SERVICES, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to this Agreement (the “Lenders”), FIFTH THIRD BANK, NATIONAL ASSOCIATION, KEY BANK NATIONAL ASSOCIATION and SUMITOMO MITSUI BANKING CORPORATION, as co-documentation agents (in such capacity, the “Co-Documentation Agents”), BOFA SECURITIES, INC., TRUIST BANK, GOLDMAN SACHS BANK USA, MIZUHO BANK, LTD., NATIONAL WESTMINSTER BANK PLC, PNC BANK NATIONAL ASSOCIATION, T~~D~~HE TORONTO-DOMINION BANK, NEW~~.A.~~ YORK BRANCH, U.S. BANK NATIONAL ASSOCIATION and WELLS FARGO BANK, NATIONAL ASSOCIATION as co-syndication agents (in such capacity, the “Co-Syndication Agents”), and JPMORGAN CHASE BANK, N.A., as administrative agent.

The parties hereto hereby agree as follows:

SECTION 1. DEFINITIONS

1.1 Defined Terms. As used in this Agreement, the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1.

“2020 Indenture”: the Indenture entered into by the Borrower and certain of its Subsidiaries in connection with the issuance of the 2.65% 2030 Secured Senior Notes together with all instruments and other agreements entered into by the Borrower or such Subsidiaries in connection therewith.

“2021 Indenture”: the Indenture entered into by the Borrower and certain of its Subsidiaries in connection with the issuance of the 1.65% 2026 Secured Senior Notes and 2.65% 2032 Secured Senior Notes together with all instruments and other agreements entered into by the Borrower or such Subsidiaries in connection therewith.

“2024 Indenture”: the Indenture, as supplemented, entered into by the Borrower and certain of its Subsidiaries in connection with the issuance of the 4.625% Secured Senior Notes and 5.050% Secured Senior Notes together with all instruments and other agreements entered into by the Borrower or such Subsidiaries in connection therewith.

“2024 Transactions”: (i) the Loans to be made on the Tenth Amendment Effective Date and the use of proceeds thereof, (ii) the offering and closing of the transactions related to the 2024 Indenture, including the issuance of the 4.625% Secured Senior Notes and the 5.050% Secured Senior Notes and the use of proceeds thereof, and (~~iv~~iii) the payment of fees and expenses in connection with the foregoing.

“2026 Delayed Draw Commitment Period”: the period from the Eleventh Amendment Effective Date to and including the 2026 Delayed Draw Commitment Termination Date.

“2026 Delayed Draw Commitment Termination Date”: the earliest to occur of (i) the 2026 Delayed Draw Scheduled Commitment Termination Date, (ii) the date the 2026 Delayed Draw Term Loan Commitments are permanently reduced to zero pursuant to Section 2.9 and (iii) the date of the acceleration of the Loans in accordance with the terms hereof.

“2026 Delayed Draw Scheduled Commitment Termination Date”: September 30, 2026.

“2026 Delayed Draw Term Lender”: a Lender holding 2026 Delayed Draw Term Loan Commitments or 2026 Delayed Draw Term Loans.

“2026 Delayed Draw Term Loan Commitments”: the commitment of a Lender to make a 2026 Delayed Draw Term Loan to the Borrower pursuant to Section 2.1(c). The aggregate amount of the 2026 Delayed Draw Term Loan Commitments as of the Eleventh Amendment Effective Date is $400,000,000.

“2026 Delayed Draw Term Loan Facility”: the 2026 Delayed Draw Term Loan Commitments and any extension of credit made thereunder.

“2026 Delayed Draw Term Loan Maturity Date”: September 26, 2029.

“2026 Delayed Draw Term Loans”: the Loans made by 2026 Delayed Draw Term Lenders pursuant to Section 2.1(c) utilizing the 2026 Delayed Draw Term Loan Commitments.

“2026 Incremental Revolving Commitment”: the commitment of a Lender to make 2026 Incremental Revolving Loans to the Borrower pursuant to Section 2.4. The aggregate amount of the 2026 Incremental Revolving Commitments as of the Eleventh Amendment Effective Date is $200,000,000.

“2026 Incremental Revolving Lender”: a Lender holding 2026 Incremental Revolving Commitments or 2026 Incremental Revolving Loans.

“2026 Incremental Revolving Loans”: the Loans made by 2026 Incremental Revolving Lenders pursuant to Section 2.4 utilizing the 2026 Incremental Revolving Commitments.

“2026 Incremental Term Facility”: the 2026 Incremental Term Loan Commitments and any extension of credit made thereunder.

“2026 Incremental Term Lender”: a Lender holding 2026 Incremental Term Loan Commitments or 2026 Incremental Term Loans.

“2026 Incremental Term Loan Commitments”: the commitment of a Lender to make a 2026 Incremental Term Loan to the Borrower pursuant to Section 2.1(b). The aggregate amount of the 2026 Incremental Term Loan Commitments as of the Eleventh Amendment Effective Date is $300,000,000.

“2026 Incremental Term Loan Maturity Date”: September 26, 2029.

“2026 Incremental Term Loans”: the Loans made by 2026 Incremental Term Lenders pursuant to Section 2.1(b) utilizing the 2026 Incremental Term Loan Commitments.

“2026 Incremental Term Percentage”: as to any 2026 Incremental Term Lender at any time, the percentage which such Lender’s 2026 Incremental Term Loan Commitment then constitutes of the aggregate 2026 Incremental Term Loan Commitments (or, at any time after the Eleventh Amendment Effective Date, the percentage which the aggregate principal amount of such Lender’s 2026 Incremental Term Loans then outstanding constitutes of the aggregate principal amount of the 2026 Incremental Term Loans then outstanding).

“2.65% 2030 Secured Senior Notes”: the senior notes of the Borrower issued pursuant to the 2020 Indenture due 2030.

“1.65% 2026 Secured Senior Notes”: the senior notes of the Borrower issued pursuant to the 2021 Indenture due 2026.

“2.65% 2032 Secured Senior Notes”: the senior notes of the Borrower issued pursuant to the 2021 Indenture due 2032.

“4.625% Secured Senior Notes”: the senior notes of the Borrower issued pursuant to the 2024 Indenture due 2029.

“5.050% Secured Senior Notes”: the senior notes of the Borrower issued pursuant to the 2024 Indenture due 2034.

“ABR”: for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the Adjusted Term SOFR Rate for a one month Interest Period as published two U.S. Government Securities Business Days prior to such day (or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day) plus 1%; provided that for the purpose of this definition, the Adjusted Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m. Chicago time on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology). Any change in ABR due to a change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate, respectively. If ABR is being used as an alternate rate of interest pursuant to Section 2.16 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.16(b)), then ABR shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if ABR as determined pursuant to the foregoing would be less than 1.0%, such rate shall be deemed to be 1.0% for purposes of this Agreement

“ABR Loans”: Loans the rate of interest applicable to which is based upon the ABR.

“Acquisition”: any acquisition by the Borrower or any of its Subsidiaries, whether by purchase, merger or otherwise, of all or substantially all of the assets of, or any business line, unit or division of, any Person (other than an existing Subsidiary) or of a majority of the outstanding Capital Stock of any Person (other than an existing Subsidiary) such that such Person shall become a Subsidiary immediately upon consummation thereof.

“Additional Notes”: as defined in Section 7.2(j).

“Adjusted Daily Simple SOFR”: an interest rate per annum equal to ~~(a)~~ the Daily Simple SOFR~~, plus (b) 0.10%~~; provided that if the Adjusted Daily Simple SOFR ~~Rate~~ as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

“Adjusted Term SOFR Rate”: for any Interest Period, an interest rate per annum equal to ~~(a)~~ the Term SOFR Rate for such Interest Period~~, plus (b) 0.10%~~; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

“Adjustment Date”: as defined in the Applicable Pricing Grid.

“Administrative Agent”: JPMorgan Chase Bank, N.A., together with its affiliates, as the arranger of the Commitments and as the administrative agent for the Lenders under this Agreement and the other Loan Documents and, as applicable, as Collateral Agent, together with any of its successors.

“Affected Financial Institution”: (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate”: as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

“Agents”: the collective reference to the Co-Syndication Agents, the Co-Documentation Agents, the Administrative Agent and the Collateral Agent.

“Aggregate Exposure”: with respect to any Lender at any time, an amount equal to (a) until the Closing Date, the aggregate amount of such Lender’s Commitments at such time and (b) thereafter, the sum of (i) the aggregate then unpaid principal amount of such Lender’s Term Loans ~~and~~, (ii) the amount of such Lender’s Revolving Commitment then in effect or, if any Class of Revolving Commitments of such Lender have been terminated, the amount of such Lender’s Revolving Extensions of Credit then outstanding and (iii) the amount of such Lender’s 2026 Delayed Draw Term Loan Commitments then in effect.

“Aggregate Exposure Percentage”: with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender’s Aggregate Exposure at such time to the Aggregate Exposure of all Lenders at such time.

“Agreement”: as defined in the preamble hereto.

“Ancillary Fees”: as defined in Section 10.1(a)(xi).

“Ancillary Document”: as defined in Section 10.8(b).

“Anti-Corruption Laws”: all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Applicable Margin”:

(a) for each Type of Loan (other than Incremental Term Loans (except as expressly included below)), the rate per annum set forth under the relevant column heading below:

	ABR Loans	Term Benchmark Loans / RFR Loans
Revolving Loans and Swingline Loans	~~0.375~~0.25%	~~1.375~~1.25%
Tranche A Term Loans and 2026 Incremental Term Loans	~~0.375~~0.25%	~~1.375~~1.25%

; provided, that on and after the first Adjustment Date occurring after the completion of the first fiscal quarter of the Borrower after the ~~Tenth~~Eleventh Amendment Effective Date, the Applicable Margin with respect to Revolving Loans, Swingline Loans ~~and~~, Tranche A Term Loans and 2026 Incremental Term Loans will be determined pursuant to the Applicable Pricing Grid; and

(b) for 2026 Delayed Draw Term Loans, on and after the Eleventh Amendment Effective Date, the Applicable Margin will be determined pursuant to the Applicable Pricing Grid; and

(~~b~~c) for Incremental Term Loans (other than 2026 Incremental Term Loans and 2026 Delayed Draw Term Loans), such per annum rates as shall be agreed to by the Borrower and the applicable Incremental Term Lenders as shown in the applicable Increased Facility Activation Notice.

“Applicable Pricing Grid”: ~~the table set forth below:~~

(a) with respect to Revolving Loans, Swingline Loans, Tranche A Term Loans and 2026 Incremental Term Loans, the table set forth below:

Level	Consolidated Net Leverage Ratio	Applicable Margin for Term Benchmark Loans or RFR Loans that are Revolving Loans, Swingline Loans ~~and~~, Tranche A Term Loans and 2026 Incremental Term Loans	Applicable Margin for ABR Loans that are Revolving Loans, Swingline Loans ~~and~~, Tranche A Term Loans and 2026 Incremental Term Loans	Commitment Fee Rate
I	<2.00 to 1.00	1.250%	0.250%	0.15%
II	<2.50 to 1.00 but ≥ 2.00 to 1.00	1.375%	0.375%	0.175%
III	<3.25 to 1.00 but ≥ 2.50 to 1.00	1.50%	0.50%	0.20%
IV	≥ 3.25 to 1.00	1.625%	0.625%	0.225%

(b) with respect to 2026 Delayed Draw Term Loans, as separately agreed between the Borrower and the 2026 Delayed Draw Term Lenders and provided to the Administrative Agent in writing signed by the Borrower and each 2026 Delayed Draw Term Lender on or prior to the Eleventh Amendment Effective Date.

Changes in the Applicable Margin resulting from changes in the Consolidated Net Leverage Ratio shall become effective on the date (the “Adjustment Date”) that is three Business Days after the date on which financial statements are delivered to the Administrative Agent pursuant to Section 6.1 and shall remain in effect until the next change to be effected pursuant to this paragraph.

If any financial statements referred to above are not delivered within the time periods specified in Section 6.1, then, until the date that is three Business Days after the date on which such financial statements are delivered, the highest rate set forth in each column of the Applicable Pricing Grid shall apply. In addition, at all times while an Event of Default under Section 8(a) or Section 8(f) shall have occurred and be continuing, the highest rate set forth in each column of the Applicable Pricing Grid shall apply. Each determination of the Consolidated Net Leverage Ratio pursuant to the Applicable Pricing Grid shall be made in a manner consistent with the determination thereof pursuant to Section 7.1.

In the event that any financial statement or Compliance Certificate delivered pursuant to Section 6.1 or 6.2(b), respectively, is shown to be inaccurate, and such inaccuracy, if corrected, would have led to a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, then (i) the Borrower shall immediately deliver to the Administrative Agent a correct Compliance Certificate for such Applicable Period, (ii) the Applicable Margin shall be determined by reference to the corrected Compliance Certificate (but in no event shall the Administrative Agent or the Lenders owe any amounts to Borrower), and (iii) the Borrower shall immediately pay to the Administrative Agent the additional interest owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with the terms hereof. This paragraph shall not limit the rights of the Administrative Agent and the Lenders hereunder.

“Application”: an application, in such form as the applicable Issuing Lender may specify from time to time, requesting such Issuing Lender to open a Letter of Credit.

“Approved Fund”: as defined in Section 10.6(b)(ii).

“Asset Sale”: any Disposition of property or series of related Dispositions of property (excluding any such Disposition permitted by clause (a), (b), (c), (d) or (e) of Section 7.5) that yields gross proceeds to any Group Member (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $500,000.

“Assignee”: as defined in Section 10.6(b)(i).

“Assignment and Assumption”: an Assignment and Assumption, substantially in the form of Exhibit E.

“Available Excess Cash Flow Amount”: the sum of (x) $508,379,000 and (y) commencing with the fiscal year ending December 31, 2024, the amount equal to 50% of the cumulative Excess Cash Flow, if any, for each fiscal year for which financial statements have been delivered pursuant to Section 6.1(a).

“Available Revolving Commitment”: as to any Revolving Lender at any time, an amount equal to the excess, if any, of (a) such Lender’s Revolving Commitment then in effect over (b) such Lender’s Revolving Extensions of Credit then outstanding; provided, that in calculating any Lender’s Revolving Extensions of Credit for the purpose of determining such Lender’s Available Revolving Commitment pursuant to Section 2.8(a), the aggregate principal amount of Swingline Loans then outstanding shall be deemed to be zero.

“Available Tenor”: as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (e) of Section 2.16.

“Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation”: (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bankruptcy Event”: with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest or the exercise of control, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any obligation hereunder.

“Benchmark”: initially, with respect to any (i) RFR Loan, the Daily Simple SOFR or (ii) Term Benchmark Loan, the Term SOFR Rate; provided that if a Benchmark Transition Event, and the related Benchmark Replacement Date have occurred with respect to the Daily Simple SOFR or Term SOFR Rate, as applicable, or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) of Section 2.16.

“Benchmark Replacement”: for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:

(1) the Adjusted Daily Simple SOFR; or

(2) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities at such time in the United States and (b) the related Benchmark Replacement Adjustment.

If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment”: with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Conforming Changes”: with respect to any Benchmark Replacement and/or any Term Benchmark Revolving Loan, any technical, administrative or operational changes (including changes to the definition of “ABR,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Benchmark Replacement Date”: with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark:

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if such Benchmark (or component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the

Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event”: with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark:

(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof);

(2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period”: with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.16 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.16.

“Beneficial Ownership Certification”: a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation”: 31 C.F.R. § 1010.230.

“Benefit Plan”: any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan.”

“Benefitted Lender”: as defined in Section 10.7(a).

“BHC Act Affiliate”: of a party means an “affiliate’ (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Board”: the Board of Governors of the Federal Reserve System of the United States (or any successor).

“Borrower”: as defined in the preamble hereto.

“Borrowing”: a Revolving Borrowing or a Term Loan Borrowing, as applicable.

“Borrowing Date”: any Business Day specified by the Borrower as a date on which the Borrower requests the relevant Lenders to make Loans hereunder.

“Business”: as defined in Section 4.17(b).

“Business Day”: any day (other than a Saturday or a Sunday) on which banks are open for business in New York City; provided that, in addition to the foregoing, a Business Day shall be any such day that is only a U.S. Government Securities Business Day, (a) in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings of such RFR Loan, and (b) in relation to Loans referencing the Adjusted Term SOFR Rate and any interest rate settings, fundings, disbursements, settlements or payments of any such Loans referencing the Adjusted Term SOFR Rate or any other dealings of such Loans referencing the Adjusted Term SOFR Rate.

“Capital Expenditures”: for any period, with respect to any Person, the aggregate of all expenditures by such Person and its Subsidiaries for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) that should be capitalized under GAAP on a consolidated balance sheet of such Person and its Subsidiaries.

“Capital Lease Obligations”: as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

“Capital Stock”: any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing, but excluding from all of the foregoing any debt securities convertible into, or exchangeable for, Capital Stock (and/or cash based on the value of Capital Stock).

“Cash Equivalents”: (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at least A-1 by S&P or P-1 by Moody’s, or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition; (g) money market mutual or similar funds that invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition; or (h) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, as amended, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000.

“CFC”: a “controlled foreign corporation” within the meaning of Section 957(a) of the Code.

“Class”: when used in reference to any Loan or any borrowing, refers to whether such Loan, or the Loans comprising such borrowing, are Revolving Loans or Swingline Loans and, when used in reference to any Revolving Commitment, refers to whether such Revolving Commitment is a Revolving Commitment or a Swingline Commitment.

“Closing Date”: the Tenth Amendment Effective Date.

“CME Term SOFR Administrator”: the CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator).

“Co-Documentation Agent”: as defined in the preamble hereto.

“Co-Syndication Agent”: as defined in the preamble hereto.

“Code”: the Internal Revenue Code of 1986, as amended from time to time.

“Collateral”: all property of the Borrower and Secured Guarantors, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

“Collateral Agent”: JPMorgan Chase Bank, N.A., in its capacity as collateral agent under the Collateral Agreement for the Lenders and certain other holders of obligations of the Borrower and Secured Guarantors.

“Collateral Agreement”: the Collateral Agreement dated as of August 7, 2014 and executed and delivered by the Borrower and each Secured Guarantor, substantially in the form of Exhibit A, as may be amended from time to time.

“Collateral Release Conditions”: the two following conditions:

(1) the Borrower shall have received a senior unsecured debt rating of at least BBB- (with a stable or positive outlook) from S&P and a senior unsecured debt rating of at least Baa3 (with a stable or positive outlook) from Moody’s, in each case, (i) calculated pro forma for the occurrence of the Collateral Release Date and (ii) not subject to any guarantee or other credit enhancement, and both such senior unsecured debt ratings shall then be in effect; and

(2) no Default or Event of Default shall have then occurred and be continuing.

If the rating system of S&P and/or Moody’s shall change, or if any such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Administrative Agent (in consultation with the Lenders) shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency.

“Collateral Release Date”: has the meaning set forth in Section 10.14(c).

“Commitment”: as to any Lender, the sum of the Tranche A Term Commitment, 2026 Incremental Term Loan Commitment, 2026 Delayed Draw Term Loan Commitment and the Revolving Commitment (including the 2026 Incremental Revolving Commitment) of such Lender.

“Commitment Fee Rate”: ~~0.175~~0.150% per annum; provided, that on and after the first Adjustment Date occurring after the completion of the first fiscal quarter of the Borrower after the ~~Tenth~~Eleventh Amendment Effective Date, the Commitment Fee Rate will be determined pursuant to the Applicable Pricing Grid.

“Compliance Certificate”: a certificate duly executed by a Responsible Officer substantially in the form of Exhibit H.

“Conduit Lender”: any special purpose corporation organized and administered by any Lender for the purpose of making Loans otherwise required to be made by such Lender and designated by such Lender in a written instrument; provided, that the designation by any Lender of a Conduit Lender shall not relieve the designating Lender of any of its obligations to fund a Loan under this Agreement if, for any reason, its Conduit Lender fails to fund any such Loan, and the designating Lender (and not the Conduit Lender) shall have the sole right and responsibility to deliver all consents and waivers required or requested under this Agreement with respect to its Conduit Lender, and provided, further, that no Conduit Lender shall (a) be entitled to receive any greater amount pursuant to Section 2.18, 2.19, 2.20 or 10.5 than the designating Lender would have been entitled to receive in respect of the extensions of credit made by such Conduit Lender or (b) be deemed to have any Commitment.

“Consolidated Current Assets”: at any date, all amounts (other than cash and Cash Equivalents) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of the Borrower and its Subsidiaries at such date.

“Consolidated Current Liabilities”: at any date, all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of the Borrower and its Subsidiaries at such date, but excluding (a) the current portion of any

Funded Debt of the Borrower and its Subsidiaries and (b) without duplication of clause (a) above, all Indebtedness consisting of Revolving Loans or Swingline Loans to the extent otherwise included therein.

“Consolidated EBITDA”: for any period, the sum, without duplication, of (i) Consolidated Net Income for such period plus (ii) to the extent deducted in the determination thereof, Consolidated Interest Expense, depreciation and amortization expense and provision for income taxes plus (or minus) (iii) the amount of any material nonrecurring items of loss (or gain), adjusted to eliminate the effect of any such item on the provision for income taxes for such period, plus (iv) equity-based compensation expense (to the extent paid in equity and not in cash), plus (v) non-recurring fees and expenses related to the 2024 Transactions and the incurrence of Indebtedness in connection therewith, plus (vi) to the extent deducted in the determination thereof, losses attributable to (x) the termination of, or the impact of the loss of hedge accounting treatment attributable to, any Swap Agreements resulting from the consummation of the 2024 Transactions or the transactions contemplated by the Tenth Amendment, and (y) the accelerated amortization of any fees and expenses resulting from the consummation of the 2024 Transactions.

“Consolidated Interest Expense”: for any period, the consolidated interest expense (net of interest income) of the Borrower and its Subsidiaries determined on a consolidated basis for such period.

“Consolidated Net Leverage Ratio”: as at the last day of any period, the ratio of (a) Consolidated Total Debt on such day to (b) Consolidated EBITDA for such period.

“Consolidated Net Income”: for any period, the consolidated net income of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP for such period.

“Consolidated Secured Net Leverage Ratio”: as at the last day of any period, the ratio of (a) Consolidated Secured Total Debt on such day to (b) Consolidated EBITDA for such period.

“Consolidated Secured Total Debt”: at any date Consolidated Total Debt secured by a Lien.

“Consolidated Tangible Assets”: at any date, an amount equal to, the total assets of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP as of such date minus all intangible assets (including, without limitation, goodwill and rights to use assets-operating leases) as of such day which are included in such calculation of total assets on a consolidated basis in accordance with GAAP.

“Consolidated Total Debt”: at any date, an amount equal to (i) the Indebtedness of the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP as of such date minus (ii) the aggregate amount of unrestricted cash and Cash Equivalents of the Borrower and its Subsidiaries.

“Consolidated Working Capital”: at any date, the excess of Consolidated Current Assets on such date over Consolidated Current Liabilities on such date.

“Continuing Directors”: the directors of the Borrower on the Closing Date, after giving effect to all transactions consummated on such date, and each other director, if, in each case, such other director’s nomination for election to the board of directors of the Borrower is recommended by at least 66-2/3% of the then Continuing Directors or whose election to the board of directors of the Borrower is approved by at least 66-2/3% of the then Continuing Directors.

“Contractual Obligation”: as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Convertible Notes”: Indebtedness of the Borrower that is optionally convertible into common stock of the Borrower (and/or cash based on the value of such common stock) and/or Indebtedness of a Subsidiary of the Borrower that is optionally exchangeable for common stock of the Borrower (and/or cash based on the value of such common stock).

“Corresponding Tenor”: with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Covered Entity”: any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party”: as defined in Section 10.19.

“Credit Party”: the Administrative Agent, the Issuing Lender, the Swingline Lender or any other Lender.

“Daily Simple SOFR”: for any day (a “SOFR Rate Day”), a rate per annum equal SOFR for the day (such day “SOFR Determination Date”) that is five (5) U.S. Government Securities Business Day prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website.Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.~~.~~

“Default”: any of the events specified in Section 8, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

“Defaulting Lender”: any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Revolving Loans, (ii) fund any portion of its 2026 Delayed Draw Term Loans, (iii) fund any portion of its participations in Letters of Credit or Swingline Loans or (~~iii~~iv) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) or (ii) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after written request by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its funding obligations hereunder, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, (d) has become the subject of a Bankruptcy Event or (e) has become the subject of a Bail-In Action.

“Default Right”: has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Disposition”: with respect to any property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof (in one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise). The terms “Dispose” and “Disposed of” shall have correlative meanings.

“Dividing Person”: has the meaning assigned to it in the definition of “Division”.

“Division”: the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.

“Division Successor”: any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division.

“Dollars” and “$”: dollars in lawful currency of the United States.

“Domestic Subsidiary”: any Subsidiary of the Borrower organized under the laws of the United States, any state, territory or commonwealth thereof or the District of Columbia (other than any such Subsidiary that is treated as a disregarded entity for United States Federal income tax purposes, is a CFC or substantially all of whose assets consist (directly or indirectly through disregarded entities) of the Capital Stock and/or Indebtedness of one or more CFCs).

“EEA Financial Institution”: (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country”: any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority”: any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eighth Amendment”: the eighth amendment, dated as of September 10, 2021 by and among the Borrower, the Secured Guarantors, the Administrative Agent and the Lenders party thereto.

“Electronic Signature”: an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

“Eleventh Amendment”: the eleventh amendment and Increased Facility Activation Notice, dated as of April 22, 2026 by and among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Eleventh Amendment Effective Date”: as defined in the Eleventh Amendment.

“Environmental Laws”: any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

“ERISA”: the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate”: any trade or business (whether or not incorporated) that, together with any Group Member, is treated as a single employer under Section 414 of the Code or is under common control with a Group Member under Section 4001 of ERISA.

“ERISA Event”: (a) any Reportable Event; (b) the occurrence of any non-exempt “prohibited transaction,” as described in Section 406 of ERISA or Section 4975 of the Code, in connection with any Plan or any trust created thereunder; (c) any failure by any Pension Plan to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA), whether or not waived; (d) the filing pursuant to Section 412 of the Code or Section 302 of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan, any failure by any Group Member of any ERISA Affiliate to make by its due date a required installment under Section 430(j) of the Code with respect to any Pension Plan or the failure by any Group Member or any ERISA Affiliate to make any required contribution to a Multiemployer Plan; (e) the incurrence by any Group Member or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Pension Plan, including but not limited to the imposition of any Lien in favor of the PBGC or any Pension Plan; (f) a determination that any Pension Plan is, or is expected to be, in “at risk” status (within the meaning of Section 430 of the Code or Section 303 of ERISA); (g) the receipt by any Group Member or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan under Section 4042 of ERISA; (h) the incurrence by any Group Member or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Pension Plan or Withdrawal Liability from any Multiemployer Plan; (i) the receipt by any Group Member or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from a Group Member or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, Insolvent, terminated (within the meaning of Section 4041A of ERISA) or in endangered or critical status, within the meaning of Section 432 of the Code or Section 305 or Title IV of ERISA; or (j) any Foreign Plan Event.

“EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Event of Default”: any of the events specified in Section 8, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

“Excess Cash Flow”: for any fiscal year of the Borrower, the excess, if any, of (a) the sum, without duplication, of (i) Consolidated Net Income for such fiscal year, (ii) the amount of all non-cash charges (including depreciation and amortization) deducted in arriving at such Consolidated Net Income, (iii) decreases in Consolidated Working Capital for such fiscal year and (iv) the aggregate net amount of non-cash loss on the Disposition of property by the Borrower and its Subsidiaries during such fiscal year (other than sales of inventory in the ordinary course of business), to the extent deducted in arriving at such Consolidated Net Income over (b) the sum, without duplication, of (i) the amount of all non-cash credits included in arriving at such Consolidated Net Income, (ii) the aggregate amount actually paid by the Borrower and its Subsidiaries in cash during such fiscal year on account of Capital Expenditures (excluding the principal amount of Indebtedness incurred in connection with such expenditures and any such expenditures financed with the proceeds of any Reinvestment Deferred Amount), (iii) the aggregate amount of Restricted Payments made pursuant to Section 7.6(c), 7.6(f) or 7.6(g), (iv) the aggregate amount of Investments made in cash pursuant to Section 7.8(e) or 7.8(m), (v) the aggregate amount of all payments of Revolving Loans and Swingline Loans during such fiscal year to the extent accompanying permanent optional reductions of the Revolving Commitments and all optional prepayments of the Term Loans during such fiscal year, (vi) a decrease in the outstanding balance under the Receivables Financing during such fiscal year, (vii) the aggregate amount of all regularly scheduled principal payments of Indebtedness of the Borrower and its Subsidiaries made during such fiscal year (other than in respect of any revolving credit facility to the extent there is not an equivalent permanent reduction in commitments thereunder), (viii) cash expenditures made in respect of Swap Agreements during such period, to the extent not reflected as a subtraction in the computation of Consolidated Net Income or an addition to the Consolidated Interest Expense, (ix) to the extent not expensed during such period or not deducted in calculating Consolidated Net Income, the aggregate amount of cash payments in respect of long-term liabilities or other long-term obligations (other than Indebtedness), related transaction costs and expenditures, fees, costs and expenses paid in cash by the Borrower and the Subsidiaries and not financed using the proceeds of the incurrence of long-term Indebtedness (other than revolving Indebtedness) during such period (including payment and expenditures for related transaction costs, the payment of financing fees and any such amounts netted from the gross amounts that otherwise would have been received under any transaction related thereto), (x) the aggregate amount of Secured Senior Notes redeemed in cash pursuant to Section 7.9, (xi) increases in Consolidated Working Capital for such fiscal year, and (xii) the aggregate net amount of non-cash gain on the Disposition of property by the Borrower and its Subsidiaries during such fiscal year (other than sales of inventory in the ordinary course of business), to the extent included in arriving at such Consolidated Net Income.

“Excluded Foreign Subsidiary”: any Foreign Subsidiary in respect of which either (a) the pledge of all of the Capital Stock of such Subsidiary as Collateral or (b) the guaranteeing by such Subsidiary of the Obligations, could, in the good faith judgment of the Borrower, result in adverse tax consequences to the Borrower.

“Excluded Swap Obligation”: with respect to any Guarantor, any Swap Obligation if, and to the extent that, and only for so long as, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, as applicable, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure to constitute an “eligible contract participant,” as defined in the Commodity Exchange Act and the regulations thereunder, at the time the guarantee of (or grant of such security interest by, as applicable) such Guarantor becomes or would become effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one Swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swaps for which such guarantee or security interest is or becomes illegal.

“Existing Letters of Credit”: the letters of credit set forth on Schedule 1.1E.

“Existing Liens” as defined in Section 10.1(a)(xi).

“Existing Receivables Facility”: the receivables facility governed by (a) the Amended and Restated Credit and Security Agreement, dated as of October 27, 2010, as amended, among the Borrowers identified therein, UHS Receivables Corp., as Collection Agent, UHS of Delaware, Inc., as Servicer, Universal Health Services, Inc., as Performance Guarantor, PNC Bank, National Association, as LC Bank and Administrative Agent, and the certain other parties thereto and (b) each of the Receivables Sale Agreements referred to in such Amended and Restated Credit and Security Agreement, between the applicable “Grantor” and the “Buyer” specified therein, in each case, as the same may be amended or otherwise modified from time to time to the extent that any such amendment or modification does not increase the aggregate outstanding principal amount of borrowings permitted under the Existing Receivables Facility to an amount greater than $600,000,000.

“Facility”: each of (a) the Tranche A Term Commitments and the Tranche A Term Loans made thereunder (the “Tranche A Term Facility”), (b) the Revolving Commitments and the extensions of credit made thereunder (the “Revolving Facility”) and (c) any Incremental Term Facility (including the 2026 Incremental Term Facility and 2026 Delayed Draw Term Loan Facility).

“FATCA”: Sections 1471 through 1474 of the Code and any current or future regulations or official interpretations thereof.

“Federal Funds Effective Rate”: for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“Federal Reserve Board”: the Board of Governors of the Federal Reserve System of the United States of America.

“Fee Payment Date”: (a) 15 calendar days following the last day of each March, June, September and December and (b) the last day of the Revolving Commitment Period.

“Fifth Amendment”: the fifth amendment, dated as of June 7, 2016 by and among the Borrower, the Secured Guarantors, the Administrative Agent and the Lenders party thereto.

“First Amendment”: the First Amendment, dated as of March 15, 2011, to this Agreement.

“Floor”: the benchmark rate floor provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted Term SOFR Rate or the Adjusted Daily Simple SOFR, as applicable. For the avoidance of doubt the initial Floor for each of Adjusted Term SOFR Rate and the Adjusted Daily Simple SOFR shall be 0.0%.

“Foreign Benefit Arrangement”: any employee benefit arrangement mandated by non-US law that is maintained or contributed to by any Group Member or any ERISA Affiliate.

“Foreign Plan”: each employee benefit plan (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA) that is not subject to US law and is maintained or contributed to by any Group Member or any ERISA Affiliate.

“Foreign Plan Event”: (i) all employer and employee contributions required by applicable law or by the terms of any Foreign Benefit Arrangement or Foreign Plan have been made, or, if applicable, accrued in accordance with normal accounting practices; (ii) the accrued benefit obligations of each Foreign Plan (based on those assumptions used to fund such Foreign Plan) with respect to all current and former participants do not exceed the assets of such Foreign Plan; (iii) each Foreign Plan that is required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities; and (iv) each Foreign Benefit Arrangement and Foreign Plan is in compliance (A) with all material provisions of applicable law and all material applicable regulations and published interpretations thereunder with respect to such Foreign Benefit Arrangement or Foreign Plan and (B) with the terms of such plan or arrangement.

“Foreign Subsidiary”: any Subsidiary of the Borrower that is not a Domestic Subsidiary.

“Fourth Amendment”: the fourth amendment, dated as of August 7, 2014 by and among the Borrower, the Secured Guarantors, the Administrative Agent and the Lenders party thereto.

“Funded Debt”: as to any Person, all Indebtedness of such Person that matures more than one year from the date of its creation or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including all current maturities and current sinking fund payments in respect of such Indebtedness whether or not required to be paid within one year from the date of its creation and, in the case of the Borrower, Indebtedness in respect of the Loans.

“Funding Office”: the office of the Administrative Agent specified in Section 10.2 or such other office as may be specified from time to time by the Administrative Agent as its funding office by written notice to the Borrower and the Lenders.

“GAAP”: generally accepted accounting principles in the United States as in effect from time to time, except that (i) for purposes of Section 7.1, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the most recent audited financial statements referred to in Section 4.1(b) and (ii) for purposes of the definitions “Capital Expenditures” and “Capital Lease Obligations”, the accounting principles for operating leases and financing or capital leases under GAAP as in effect on the Tenth Amendment Effective Date shall apply (it being understood that such treatment of accounting principles described in clause (ii) shall be without prejudice to the Borrower’s rights with respect to any other “Accounting Change” (as defined below) described in this definition of “GAAP”). In the event that any “Accounting Change” shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Borrower and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to reflect equitably such Accounting Changes with the desired result that the criteria for evaluating the Borrower’s financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. “Accounting Changes” refers to changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC.

“Governmental Authority”: any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).

“Group Members”: the collective reference to the Borrower and its Subsidiaries.

“Guarantees”: the Guarantee Obligations pursuant to the Subsidiary Guarantee Agreement.

“Guarantee Obligation”: as to any Person (the “guaranteeing person”), any obligation, including a reimbursement, counterindemnity or similar obligation, of the guaranteeing Person that guarantees or in effect guarantees, or which is given to induce the creation of a separate obligation by another Person (including any bank under any letter of credit) that guarantees or in effect guarantees, any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

“Guarantors”: the collective reference to the Secured Guarantors and Unsecured Guarantors.

“Increased Facility Activation Date”: any Business Day after the Tenth Amendment Effective Date on which any Lender shall execute and deliver to the Administrative Agents an Increased Facility Activation Notice pursuant to Section 2.24(a) (including the Eleventh Amendment Effective Date).

“Increased Facility Activation Notice”: a notice substantially in the form of Exhibit I-1 or I-2, as applicable.

“Increased Facility Closing Date”: any Business Day after the Tenth Amendment Effective Date designated as such in an Increased Facility Activation Notice.

“Incremental Term A Loans”: any term loans made pursuant to any Incremental Tranche A Facility.

“Incremental Term B Loans”: any term loans made pursuant to any Incremental Tranche B Facility.

“Incremental Term Facility”: any Incremental Tranche A Facility or any Incremental Tranche B Facility.

“Incremental Term Lenders”: (a) on any Increased Facility Activation Date relating to Incremental Term Loans, the Lenders signatory to the relevant Increased Facility Activation Notice and (b) thereafter, each Lender that is a holder of an Incremental Term Loan (including the 2026 Incremental Term Lenders and 2026 Delayed Draw Term Lenders).

“Incremental Term Loans”: any term loans made pursuant to Section 2.24(a) (including the 2026 Incremental Term Loans and 2026 Delayed Draw Term Loans).

“Incremental Term Maturity Date”: with respect to the Incremental Term Loans to be made pursuant to any Increased Facility Activation Notice, the maturity date specified in such Increased Facility Activation Notice, which date shall not be earlier than (i) the final maturity of the Tranche A Term Loans, 2026 Incremental Term Loans and 2026 Delayed Draw Term Loans in the case of Incremental Term A Loans and (ii) the final maturity of any Tranche B Term Loans in the case of Incremental Tranche B Term Loans. The Incremental Term Maturity Date with respect to the (i) 2026 Incremental Term Loans is the 2026 Incremental Term Loan Maturity Date and (ii) 2026 Delayed Draw Term Loans is the 2026 Delayed Draw Term Loan Maturity Date.

“Incremental Tranche A Facility”: any Incremental Term Facility other than any Incremental Tranche B Facility (including the 2026 Incremental Term Facility and 2026 Delayed Draw Term Loan Facility).

“Incremental Tranche B Facility”: any Incremental Term Facility that is a “term B facility” (which shall mean a term loan facility with amortization less than or equal to 1% per year prior to maturity and otherwise has customary market terms for “B” term loans at the time of incurrence thereof (as determined in good faith by the Borrower)).

“Indebtedness”: of any Person, at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all Capital Lease Obligations of such Person, (v) all obligations (contingent or otherwise) of such Person to reimburse any other Person in respect of amounts paid under a letter of credit or similar instrument, (vi) all Indebtedness secured by a Lien on any asset of such Person, whether or not such Indebtedness is otherwise an obligation of such Person and (vii) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (i) through (vi~~i~~) above. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor. The amount of “Indebtedness” of any Subsidiary that is not a Wholly Owned Subsidiary of the

Borrower shall only include the allocable portion of such Indebtedness corresponding to the Borrower’s direct or indirect ownership interest in such Subsidiary.

“Insolvent”: with respect to any Multiemployer Plan, the condition that such Multiemployer Plan is insolvent within the meaning of Section 4245 of ERISA.

“Intellectual Property”: the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Interest Payment Date”: (a) as to any ABR Loan (other than any Swingline Loan), the last day of each March, June, September and December (or, if an Event of Default is in existence, the last day of each calendar month) to occur while such Loan is outstanding and the final maturity date of such Loan, (b) with respect to any RFR Loan, (1) each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month) and (2) the final maturity date of such Loan, (c) with respect to any Term Benchmark Loan, the last day of each Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Term Benchmark Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period, and the final maturity date of such Loan and (d) with respect to any Swingline Loan, the day that such Loan is required to be repaid and the final maturity date of such Loan.

“Interest Period”: as to any Term Benchmark Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Term Benchmark Loan and ending one, three or six (or, if agreed to by all Lenders under the relevant Facility, twelve) months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Term Benchmark Loan and ending one, three or six (or, if agreed to by all Lenders under the relevant Facility, twelve) months thereafter (in each case, subject to the availability for the Benchmark applicable to the relevant Loan or Commitment), as selected by the Borrower by irrevocable notice to the Administrative Agent not later than 2:00 P.M., London time, on the date that is three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

(i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

(ii) the Borrower may not select an Interest Period under a particular Facility that would extend beyond the Revolving Termination Date or beyond the date final payment is due on the Tranche A Term Loans, 2026 Incremental Term Loans, 2026 Delayed Draw Term Loans or any Tranche B Term Loans, as applicable;

(iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

(iv) the Borrower shall select Interest Periods so as not to require a payment or prepayment of any Term Benchmark Loan during an Interest Period for such Loan; and

(v) no tenor that has been removed from this definition pursuant to Section 2.16(e) shall be available for specification in such ~~B~~borrowing ~~R~~request or ~~I~~interest ~~E~~election ~~R~~request. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Revolving Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Investments”: as defined in Section 7.8.

“Issuing Lender”: each of JPMorgan Chase Bank, N.A. and Bank of America, N.A. and any other Revolving Lender approved by the Administrative Agent (such approval not to be unreasonably withheld) and the Borrower that has agreed in its sole discretion to act as an “Issuing Lender” hereunder, or any of their respective affiliates, in each case in its capacity as issuer of any Letter of Credit. Each reference herein to “the Issuing Lender” shall be deemed to be a reference to the relevant Issuing Lender.

“Joint Lead Arrangers”: (a) with respect to the Revolving Facility and the Tranche A Term Facility, BofA Securities, Inc. (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the Closing Date), JPMorgan Chase Bank, N.A., Truist Securities, Inc., U.S. Bank National Association and Wells Fargo Bank, National Association, and (b) with respect to any Incremental Term Facility, any joint lead arranger identified in the applicable Increased Facility Activation Notice.

“L/C Commitment”: $125,000,000.

“L/C Obligations”: at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit that have not then been reimbursed pursuant to Section 3.5.

“L/C Participants”: the collective reference to all the Revolving Lenders other than the applicable Issuing Lender.

“Latest Term Facility Maturity Date”: at any date of determination, the latest maturity or expiration date applicable to any Term Loan or Commitment to provide Term Loans hereunder at such time, in each case as extended in accordance with this Agreement from time to time.

“Lender-Related Person”: as defined in Section 9.3(b).

“Lenders”: as defined in the preamble hereto; provided, that unless the context otherwise requires, each reference herein to the Lenders shall be deemed to include any Conduit Lender.

“Letters of Credit”: as defined in Section 3.1(a).

“Lien”: any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

“LLC”: any Person that is a limited liability company under the laws of its jurisdiction of formation.

“Loan”: any loan made by any Lender pursuant to this Agreement.

“Loan Documents”: this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, the Security Documents, any Letters of Credit, the Notes and any amendment, waiver, supplement or other modification to any of the foregoing.

“Loan Parties”: each Group Member that is a party to a Loan Document.

“Majority Facility Lenders”: with respect to any Facility, the holders of more than 50% of the aggregate unpaid principal amount of the Tranche A Term Loans, the 2026 Incremental Term Loans, the 2026 Delayed Draw Term Loans, the Tranche B Term Loans or the Total Revolving Extensions of Credit, as the case may be, outstanding under such Facility (or, (i) in the case of the Revolving Facility, prior to any termination of the Revolving Commitments, the holders of more than 50% of the Total Revolving Commitments and (ii) in the case of the 2026 Delayed Draw Term Loan Facility, prior to any termination of the 2026 Delayed Draw Term Loan Commitments, the holders of more than 50% of the 2026 Delayed Draw Term Loan Commitments).

“Management Agreements”: agreements entered into from time to time between a Group Member and an Affiliate thereof pursuant to which, in a manner consistent with past practices, such Group Member provides hospital administrative and other related services to such Affiliate.

“Material Adverse Effect”: a material adverse effect on (a) the business, property, results of operations, condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole or (b) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Administrative Agent (including in its capacity as Collateral Agent) or the Lenders hereunder or thereunder.

“Material Permitted Acquisition”: any Acquisition that is (a) permitted under Section 7.8 of this Agreement and (b) funded with Indebtedness of at least $500,000,000.

“Materials of Environmental Concern”: any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

“Maximum Incremental Amount”: the sum of (a) $750,000,000 plus (b) additional secured amounts if the Consolidated Secured Net Leverage Ratio, calculated on a pro forma basis after giving effect to the incurrence of Indebtedness on any Increased Facility Activation Date for the four most-recent fiscal quarters, shall not be more than 3.75 to 1.00 (assuming any increase in commitments under the Revolving Facility were fully drawn).

“Moody’s”: Moody’s Investors Service, Inc.

“Multiemployer Plan”: a Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Cash Proceeds”: (a) in connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received), net of attorneys’ fees, accountants’ fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset that is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and (b) in connection with any issuance or sale of Capital Stock or any incurrence of Indebtedness, the cash proceeds received from such issuance or incurrence, net of attorneys’ fees, investment banking fees, accountants’ fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

“New Lender”: as defined in Section 2.24(b).

“New Lender Supplement”: as defined in Section 2.24(b).

“Ninth Amendment”: the ninth amendment, dated as of June 23, 2022 by and among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Non-Excluded Taxes”: as defined in Section 2.19(a).

“Non-Material Subsidiary”: any Subsidiary of the Borrower that does not have total book assets (including Capital Stock, but excluding intercompany accounts and accounts receivable) with an aggregate value exceeding $10,000,000, and either (a) the Borrower shall have furnished written notice to the Administrative Agent that such Subsidiary is a “Non-Material Subsidiary” and furnished supporting documentation for such assertion, or (b) such Subsidiary is identified as a Non-Material Subsidiary on Schedule 1.1C hereto, provided that (i) at such time as any such Subsidiary becomes a party to this Agreement or any other Loan Document or executes and delivers a guarantee, security agreement, mortgage or other similar agreement supporting the obligations of the Borrower under this Agreement or the other Loan Documents, such Subsidiary shall at all times thereafter not be deemed a Non-Material Subsidiary irrespective of the book value of its assets, (ii) at any time a Non-Material Subsidiary’s assets exceed $10,000,000 as set forth above, it shall no longer be deemed a Non-Material Subsidiary and (iii) the assets of all Non-Material Subsidiaries shall at no time have an aggregate book value in excess of the Non-Material Subsidiary Cap.

“Non-Material Subsidiary Cap”: 10% of Consolidated Tangible Assets measured as of the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Sections 6.1(a) or 6.1(b).

“Non-U.S. Lender”: as defined in Section 2.19(d)(ii).

“Notes”: the collective reference to any promissory note evidencing Loans.

“NYFRB” the Federal Reserve Bank of New York.

“NYFRB Rate”: for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“NYFRB’s Website”: the website of the NYFRB at http://www.newyorkfed.org, or any successor source.

“Obligations”: the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Borrower to the Administrative Agent or to any Lender (or, in the case of Specified Cash Management Agreements, any affiliate of any Lender and, in the case of Specified Swap Agreements, any Person that was a Lender or an affiliate of a Lender at the time such Specified Swap Agreement was entered into), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, any Specified Swap Agreement, any Specified Cash Management Agreement or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the Administrative Agent or to any Lender that are required to be paid by the Borrower pursuant hereto) or otherwise.

“Other Taxes”: any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

“Overnight Bank Funding Rate”: for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in Dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate.

“Parent”: with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary.

“Participant”: as defined in Section 10.6(c).

“Participant Register”: as defined in Section 10.6(c).

“Patriot Act”: as defined in Section 10.17.

“Payment”: has the meaning assigned to it in Section 9.12(a).

“Payment Notice”: has the meaning assigned to it in Section 9.12(b).

“PBGC”: the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).

“Pension Plan”: any Plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Group

Member or any ERISA Affiliate is (or, if such Plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in section 3(5) of ERISA.

“Permitted Bond Hedge”: any call option(s) or capped call option(s) in respect of the Borrower’s common stock purchased by the Borrower concurrently with the issuance of Convertible Notes to hedge the Borrower’s or the Subsidiary issuer’s equity price risk in respect of such Indebtedness.

“Permitted Warrant”: any call option in respect of the Borrower’s common stock sold by the Borrower concurrently with the issuance of Convertible Notes.

“Person”: an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Plan”: any employee benefit plan as defined in Section 3(3) of ERISA, including any employee welfare benefit plan (as defined in Section 3(1) of ERISA), any employee pension benefit plan (as defined in Section 3(2) of ERISA), and any plan which is both an employee welfare benefit plan and an employee pension benefit plan, and in respect of which any Group Member or any ERISA Affiliate is an “employer” as defined in Section 3(5) of ERISA.

“Plan Asset Regulations”: 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time.

“Prime Rate”: the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

“Pro Forma Balance Sheet”: as defined in Section 4.1(a).

“Projections”: as defined in Section 6.2(c).

“Properties”: as defined in Section 4.17(a).

“PTE”: a prohibited transaction class exemption issued by the U.S. Department of Labor, as amended from time to time.

“QFC”: as defined as “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support”: as defined in Section 10.19.

“Receivables Financing”: the Existing Receivables Facility and any future financing arrangement among the Borrower, certain Subsidiaries of the Borrower, including a Specified Receivables Subsidiary, and certain other parties pursuant to which Subsidiaries of the Borrower will sell substantially all of their accounts receivable from time to time to the Specified Receivables Subsidiary which will, in turn, sell or pledge such receivables to certain third party lenders or investors for a purchase price or loan from such lenders or investors, as applicable; provided that, the aggregate outstanding amount of such purchase price or loan from such lenders or investors under all Receivables Financings shall not at any time exceed $600,000,000.

“Recovery Event”: any settlement of or payment in respect of any property or casualty insurance claim (excluding any business interruption insurance) or any condemnation proceeding relating to any asset of any Group Member.

“Reference Time”: with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the Term SOFR Rate, 5:00 a.m. (Chicago time) on the day that is two U.S. Government Securities Business Days preceding the date of such setting , (2) if following a Benchmark Transition Event and a Benchmark Replacement Date with respect to the Term SOFR Rate, RFR for such Benchmark is Daily Simple SOFR, then four U.S. Government Securities Business Days prior to such setting or (3) if such Benchmark is none of the Term SOFR Rate or Daily Simple SOFR, the time determined by the Administrative Agent in its reasonable discretion.

“Refinancing Indebtedness”: as defined in Section 7.2(m).

“Refunded Swingline Loans”: as defined in Section 2.7(b).

“Register”: as defined in Section 10.6(b)(iv).

“Regulation U”: Regulation U of the Board as in effect from time to time.

“Regulatory Authority”: as defined in Section 10.15.

“Reimbursement Obligation”: the obligation of the Borrower to reimburse the applicable Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit.

“Reinvestment Deferred Amount”: with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by any Group Member in connection therewith that are not applied to prepay the Term Loans or reduce the Revolving Commitments pursuant to Section 2.11(b) as a result of the delivery of a Reinvestment Notice.

“Reinvestment Event”: any Asset Sale or Recovery Event in respect of which the Borrower has delivered a Reinvestment Notice.

“Reinvestment Notice”: a written notice executed by a Responsible Officer stating that no Event of Default has occurred and is continuing and that the Borrower (directly or indirectly through a Subsidiary) intends and expects to use all or a specified portion of the Net Cash Proceeds of an Asset Sale or Recovery Event to acquire, replace or repair assets useful in its business.

“Reinvestment Prepayment Amount”: with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire, replace or repair assets useful in the Borrower’s business.

“Reinvestment Prepayment Date”: with respect to any Reinvestment Event, the earlier of (a) the date occurring fifteen months after such Reinvestment Event and (b) the date on which the Borrower shall have determined not to, or shall have otherwise ceased to, acquire or repair assets useful in the Borrower’s business with all or any portion of the relevant Reinvestment Deferred Amount.

“Relevant Governmental Body”: the Federal Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto.

“Relevant Rate”: (i) with respect to any Term Benchmark Borrowing, the Adjusted Term SOFR Rate or (ii) with respect to any RFR Borrowing, the Adjusted Daily Simple SOFR, as applicable.

“Replacement Term Loans”: as defined in Section 10.1(c).

“Reportable Event”: any of the events set forth in Section 4043(c) of ERISA with respect to a Pension Plan, other than those events as to which the thirty day notice period is waived.

“Required Lenders”: at any time, the holders of more than 50% of (a) until the Closing Date, the Commitments then in effect and (b) thereafter, the sum of (i) the aggregate unpaid principal amount of the Term Loans then outstanding ~~and~~, (ii) the Total Revolving Commitments or, if the Revolving Commitments have been terminated, the Total Revolving Extensions of Credit then outstanding and (iii) the total amount of the 2026 Delayed Draw Term Loan Commitments outstanding at such time.

“Requirement of Law”: as to any Person, (i) the certificate of incorporation and by‑laws or other organizational or governing documents of such Person, (ii) any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, and (iii) any orders, directives, guidelines, instructions, decisions, bulletins, policies or requirements enacted, adopted, promulgated or imposed by any Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Resolution Authority”: an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer”: the chief executive officer, president, chief financial officer or vice president and treasurer of the Borrower, but in any event, with respect to financial matters, the chief financial officer of the Borrower.

“Restricted Payments”: as defined in Section 7.6.

“Revolving Borrowing”: Revolving Loans of the same Type, made, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect.

“Revolving Commitment”: as to any Lender, the obligation of such Lender, if any, to make Revolving Loans and participate in Swingline Loans and Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “Revolving Commitment” opposite such Lender’s name on Schedule 1.1A plus the amount set forth under the heading “2026 Incremental Revolving Commitment” opposite such Lender’s name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original amount of the Total Revolving Commitments ~~is~~was $1,300,000,000. The amount of the Total Revolving Commitments as of the Eleventh Amendment Effective Date, after giving effect to the 2026 Incremental Revolving Commitments, is $1,500,000,000. After giving effect to (a) any reduction in such amount from time to time pursuant to Section 2.9 and (b) any reduction or increase in such amount from time to time pursuant to assignments by or to such Lender pursuant to Section 10.6, at no time shall the Revolving Extensions of Credit of any Lender exceed its Revolving Commitment.

“Revolving Commitment Period”: the period from and including the Closing Date to the Revolving Termination Date.

“Revolving Extensions of Credit”: as to any Revolving Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Loans held by such Lender then outstanding, (b) such Lender’s Revolving Percentage of the L/C Obligations then outstanding and (c) (x) such Lender’s Revolving Percentage of the aggregate principal amount of Swingline Loans then outstanding, other than with respect to any Swingline Loans made by such Lender in its capacity as the Swingline Lender and (y) in the case of the Swingline Lender, the aggregate principal amount of all Swingline Loans made by it as the Swingline Lender outstanding at such time (less the amount of the Swingline Participation Amounts to be funded by the other Lenders in such Swingline Loans).

“Revolving Lender”: each Lender (including each 2026 Incremental Revolving Lender) that has a Revolving Commitment or that holds Revolving Loans.

“Revolving Loans”: as defined in Section 2.4(a).

“Revolving Percentage”: as to any Revolving Lender at any time, the percentage which such Lender’s Revolving Commitment then constitutes of the Total Revolving Commitments or, at any time after the Revolving Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender’s Revolving Loans then outstanding constitutes of the aggregate principal amount of the Revolving Loans then outstanding, provided, that, in the event that the Revolving Loans are paid in full prior to the reduction to zero of the Total Revolving Extensions of Credit, the Revolving Percentages shall be determined in a manner designed to ensure that the other outstanding Revolving Extensions of Credit shall be held by the Revolving Lenders on a comparable basis, provided, further, that in the case of Section 2.23 when a Defaulting Lender shall exist, “Revolving Percentage” shall mean the percentage of the Total Revolving Commitments (disregarding any Defaulting Lender’s Revolving Commitment) represented by such Lender’s Revolving Commitment.

“Revolving Termination Date”: September 26, 2029.

“RFR Borrowing”: as to any Borrowing, the RFR Loans comprising such Borrowing.

“RFR Loan”: any Loan that bears interest at a rate based on the Adjusted Daily Simple SOFR.

“S&P”: Standard & Poor’s Financial Services LLC.

“Sanctions”: economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom or other relevant sanctions authority.

“Sanctioned Country”: at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of the Tenth Amendment, the so - called Donetsk People’s Republic, the so - called Luhansk People’s Republic, the Crimea, Zaporizhzhia and Kherson Regions of Ukraine, Cuba, Iran, North Korea and Syria).

“Sanctioned Person”: at any time, any Person that is a target or subject of Sanctions, including (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons.

“SEC”: the Securities and Exchange Commission, any successor thereto and any analogous Governmental Authority.

“Second Amendment”: the second amendment, dated as of September 21, 2012 by and among the Borrower, the Secured Guarantors, the Administrative Agent and the Lenders party thereto.

“Secured Guarantor”: each Subsidiary of the Borrower other than any Excluded Foreign Subsidiary, Non-Material Subsidiary, Specified Joint Venture or, solely with respect to any Subsidiary created or acquired after November 15, 2010, any such Subsidiary that is not required to become a Secured Guarantor pursuant to Section 6.10(c).

“Secured Parties”: as defined in the Collateral Agreement.

“Secured Senior Notes”: collectively, the 2.65% 2030 Secured Senior Notes, the 2.65% 2032 Secured Senior Notes, the 1.65% 2026 Secured Senior Notes, the 4.625% Secured Senior Notes and the 5.050% Secured Senior Notes.

“Security Documents”: the collective reference to the Collateral Agreement, the Subsidiary Guarantee Agreement and all other security documents hereafter delivered to the Administrative Agent granting a Lien on any property of any Person to secure the obligations and liabilities of any Loan Party under any Loan Document.

“Senior Indebtedness” as defined in Section 10.1(a)(xi).

“Seventh Amendment”: the seventh amendment, dated as of August 24, 2021 by and among the Borrower, the Secured Guarantors, the Administrative Agent and the Lenders party thereto.

“Sixth Amendment”: the sixth amendment, dated as of October 23, 2018 by and among the Borrower, the Secured Guarantors, the Administrative Agent and the Lenders party thereto.

“Sixth Amendment Effective Date”: as defined in the Sixth Amendment.

“SOFR”: a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator”: the NYFRB (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website”: the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“SOFR Determination Date”: has the meaning assigned to it in ~~in~~ the definition of “Daily Simple SOFR”.

“SOFR Rate Day”: has the meaning assigned to it in the definition of “Daily Simple SOFR”.

“Solvent”: when used with respect to any Person, as of any date of determination, (a) the amount of the “present fair saleable value” of the assets of such Person will, as of such date, exceed the amount of all “liabilities of such Person, contingent or otherwise”, as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) “debt” means liability on a “claim”, and (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

“Specified Cash Management Agreement”: any agreement providing for treasury, depositary, purchasing card or cash management services, including in connection with any automated clearing house transfers of funds or any similar transactions between the Borrower or any Secured Guarantor and any Lender or affiliate thereof.

“Specified Change of Control”: a “Change of Control” (or any other defined term having a similar purpose) as defined in the 2020 Indenture, the 2021 Indenture or the 2024 Indenture.

“Specified Joint Ventures”: the collective reference to (i) Summerlin Hospital Medical Center LLC, a Delaware limited liability company, (ii) Summerlin Medical Center, L.P., a Delaware limited partnership, (iii) Laredo Regional Medical Center L.P., a Delaware limited partnership, (iv) Friends Behavioral Health System, L.P., a Pennsylvania limited partnership, (v) Cornerstone Regional Hospital, LP, a Texas limited partnership, (vi) Community Behavioral Health, L.L.C., a Delaware limited liability company, (vii) Cornerstone Hospital Properties, L.P., a Texas limited partnership, (viii) Radiation Oncology Center of Aiken, L.L.C., a South Carolina limited liability company, (ix) Friends GP, LLC, a Pennsylvania limited liability company, (x) Arrowhead Behavioral Health, LLC, a Delaware limited liability company, (xi) Cape Girardeau Behavioral Health, LLC, a Missouri limited liability company, (xii) Laredo FED JV1, LLC, a Texas limited liability company, (xiii) UHS-Evolution Homecare, LLC, a Delaware limited liability company, (xiv) Spokane Behavioral Health, LLC, a Washington limited liability company, (xv) Lancaster Behavioral Health Hospital, LLC, a Pennsylvania limited liability company, (xvi) Quail Surgical and Pain Management Center, LLC, a Nevada limited liability company, (xvii) Surgery Center of the Temecula Valley, LLC, a Delaware limited liability company, (xviii) Clive Behavioral Health, LLC, a Delaware limited liability company, (xix) Michigan BH JV, LLC, a Michigan limited liability company, (xx) WRMCABNS, LLC, a Florida limited liability company, (xxi) BH AZ Master, LLC, an Arizona limited liability company, (xxii) Cornerstone Hospital Management LLC, a Texas limited liability company, (xxiii) Westside Outpatient Center, LLC, a Florida limited liability company, (xxiv) Surgery Center of Amarillo, LLC, a Delaware limited liability company, (xxv) UHS-LVHN JV, LLC, a Pennsylvania limited liability company and (xxvi) from and after the Tenth Amendment Effective Date, any joint venture entered into by the Borrower or any Subsidiary designated as a Specified Joint Venture by the Borrower after the Closing Date in a written notice to the Administrative Agent; provided, that, (a) the aggregate amount invested by Borrower or its Subsidiaries in all such joint ventures under this clause (xxvi) shall not exceed $1,000,000,000 for all such joint ventures, (b) at the time of such designation, no Default or Event of Default shall have occurred and be continuing or would result therefrom and (c) no such Specified Joint Venture shall engage in any business or other activity other than Business of the same general type in which the Borrower and its Subsidiaries are engaged on the Closing Date or that are reasonably related thereto; provided that in the event that any of the foregoing Persons described in clauses (i) through (xxv) above shall become a Wholly Owned Subsidiary of a Loan Party, such Person shall cease to be a “Specified Joint Venture.”

“Specified Receivables Subsidiary”: any Subsidiary of the Borrower that is identified as such on Schedule 1.1D or otherwise designated as a Specified Receivables Subsidiary by the Borrower on or after the Closing Date in a written notice to the Administrative Agent; provided, that, in each case, (i) at no time shall any creditor of any such Subsidiary have any claim (whether pursuant to a Guarantee Obligation or otherwise) against the Borrower or any of its other Subsidiaries (other than another Specified Receivables Subsidiary) in respect of any Indebtedness or other obligation (except for (x) obligations arising by operation of law, including joint and several liability for taxes, ERISA and similar items, (y) obligations resulting from any breach of a representation by the Borrower or such Subsidiary in connection with the sale of any applicable account receivable and (z) obligations relating to any administrative and collection agent duties of the Borrower or such Subsidiary in connection with the sale of any applicable account receivable) of any such Subsidiary; (ii) neither the Borrower nor any of its Subsidiaries (other than another Specified Receivables Subsidiary) shall become a general partner of any such Subsidiary; (iii) no default with respect to any Indebtedness of any such Subsidiary (including any right which the holders thereof may have to take enforcement action against any such Subsidiary), shall permit solely as a result of such Indebtedness being in default or accelerated (upon notice, lapse of time or both) any holder of any Indebtedness of the Borrower or its other Subsidiaries (other than another Specified Receivables Subsidiary) to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its final scheduled maturity; (iv) no such Subsidiary shall own any Capital Stock of, or own or hold any Lien on any property of, the Borrower or any other Subsidiary of the Borrower (other than another Specified Receivables Subsidiary); (v) no Investments may be made in any such Subsidiary by the Borrower or any of its Subsidiaries (other than by another Specified Receivables Subsidiary); (vi) at the time of such designation, no Default or Event of Default shall have occurred and be continuing or would result therefrom; and (vii) no such Subsidiary shall engage in any business or other activity other than those directly related to its participation in a Receivables Financing permitted by this Agreement.

“Specified Swap Agreement”: any Swap Agreement in respect of interest rates, currency exchange rates or commodity prices entered into by the Borrower or any Secured Guarantor and (a) any Person that is a Lender or an affiliate of a Lender at the time such Swap Agreement is entered into or (b) in the case of Swap Agreements in effect on the Closing Date, any Person that becomes a Lender on the Closing Date or an affiliate of a Person that becomes a Lender on the Closing Date.

“Subordinated Indebtedness”: Indebtedness the payment of which is subordinated to the payment of the Obligations.

“Subsequently Incurred Tranche B Term Loans”: any Tranche B Term Loans that are incurred after an initial incurrence of Tranche B Term Loans under Section 2.24.

“Subsidiary”: as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower; provided, that Specified Receivables Subsidiaries shall be deemed not to constitute

“Subsidiaries” for the purposes of this Agreement (other than when such term is used in the definition of “Specified Receivables Subsidiary”).

“Subsidiary Guarantee Agreement”: the Guarantee Agreement dated as of November 15, 2010 and executed and delivered by the each Secured Guarantor and any Unsecured Guarantor as party thereto from time to time (if any), substantially in the form of Exhibit B.

“Supported QFC”: as defined in Section 10.19.

“Swap”: any agreement, contract, or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swap Agreement”: any agreement with respect to any swap, forward, future, cap, collar or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or any of its Subsidiaries shall be a “Swap Agreement”.

“Swap Obligation”: with respect to any person, any obligation to pay or perform under any Swap.

“Swap Termination Value”: in respect of any one or more Swap Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Agreements, (a) for any date on or after the date such Swap Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Agreements (which may include a Lender or any Affiliate of a Lender).

“Swingline Commitment”: the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.6 in an aggregate principal amount at any one time outstanding not to exceed $75,000,000.

“Swingline Lender”: JPMorgan Chase Bank, N.A., in its capacity as the lender of Swingline Loans.

“Swingline Loans”: as defined in Section 2.6(a).

“Swingline Participation Amount”: as defined in Section 2.7(c).

“Talkspace Acquisition”: the Borrower’s acquisition of Talkspace, Inc. pursuant to the Agreement and Plan of Merger, dated as of March 9, 2026, between the Company, UHS Merger Subsidiary, Inc. and Talkspace, Inc.

“Talkspace Acquisition Closing Date”: date of consummation of the Talkspace Acquisition.

“Taxes”: as defined in Section 2.19(a).

“Tenth Amendment”: the tenth amendment, dated as of September 26, 2024 by and among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Tenth Amendment Effective Date”: as defined in the Tenth Amendment.

“Term Benchmark”: when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted Term SOFR Rate.

“Term Benchmark Tranche”: the collective reference to Term Benchmark Loans under a particular Facility the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

“Term Loan Borrowing”: Term Loans of the same Type, made, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect.

“Term Lenders”: the collective reference to the Tranche A Term Lenders and any Incremental Term Lenders (including the 2026 Incremental Term Lenders and the 2026 Delayed Draw Term Lenders).

“Term Loans”: the collective reference to the Tranche A Term Loans and any Incremental Term Loans (including the 2026 Incremental Term Loans and the 2026 Delayed Draw Term Loans).

“Term SOFR Determination Day”: has the meaning assigned to it under the definition of Term SOFR Reference Rate.

“Term SOFR Rate”: with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator.

“Term SOFR Reference Rate”: for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term SOFR Administrator and identified by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 pm (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then, so long as such day is otherwise a U.S. Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such Term SOFR Determination Day.

“Third Amendment”: the third amendment, dated as of May 16, 2013 by and among the Borrower, the Secured Guarantors, the Administrative Agent and the Lenders party thereto.

“Total Revolving Commitments”: at any time, the aggregate amount of the Revolving Commitments then in effect.

“Total Revolving Extensions of Credit”: at any time, the aggregate amount of the Revolving Extensions of Credit of the Revolving Lenders outstanding at such time; provided that the amount described in clause (c)(x) of the definition of the “Revolving Extensions of Credit” shall only be applicable to the extent Lenders shall have funded their respective participations in the outstanding Swingline Loans.

“Tranche A Maturity Date”: September 26, 2029.

“Tranche A Term Commitments”: as to any Lender, the obligation of such Lender, if any, to make a Tranche A Term Loan to the Borrower in a principal amount not to exceed the amount set forth under the heading “Tranche A Term Commitment” opposite such Lender’s name on Schedule 1.1A. The aggregate amount of the Tranche A Term Commitments as of the Tenth Amendment Effective Date is $1,200,000,000.

“Tranche A Term Lender”: each Lender that has a Tranche A Term Commitment or that holds a Tranche A Term Loan.

“Tranche A Term Loan”: as defined in Section 2.1(a), but shall include any Tranche A Term Loan made hereunder pursuant to the Tenth Amendment on the Tenth Amendment Effective Date.

“Tranche A Term Percentage”: as to any Tranche A Term Lender at any time, the percentage which such Lender’s Tranche A Term Commitment then constitutes of the aggregate Tranche A Term Commitments (or, at any time after the Closing Date, the percentage which the aggregate principal amount of such Lender’s Tranche A Term Loans then outstanding constitutes of the aggregate principal amount of the Tranche A Term Loans then outstanding).

“Tranche B Term Lender”: each Lender that holds a Tranche B Term Loan.

“Tranche B Term Loan”: any Incremental Term Loan under the Incremental Tranche B Facility.

“Transactions”: as defined in Section 4.1(a).

“Transferee”: any Assignee or Participant.

“Type”: when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted Term SOFR Rate, the ABR or the Adjusted Daily Simple SOFR.

“UK Financial Institutions”: any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority”: the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement”: the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Undrawn Fee”: as defined in Section 2.8(b).

“United States”: the United States of America.

“Unsecured Guarantor”: each Non-Material Subsidiary of the Borrower that becomes a party to the Subsidiary Guarantee Agreement pursuant to Section 6.10(f).

“U.S. Government Securities Business Day”: any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Special Resolution Regime”: as defined in Section 10.19.

“Wholly Owned Subsidiary”: as to any Person, any other Person all of the Capital Stock of which (other than directors’ qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

“Wholly Owned Subsidiary Guarantor”: any Guarantor that is a Wholly Owned Subsidiary of the Borrower.

“Withdrawal Liability”: any liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Title IV of ERISA.

“Write-Down and Conversion Powers”: (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

(b) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, (i) accounting terms relating to any Group Member not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP (provided that, notwithstanding anything to the contrary herein, all accounting or financial terms used herein shall be construed, and all financial computations pursuant hereto shall be made, without giving effect to any election under Statement of Financial Accounting Standards 159 (or any other Financial Accounting Standard having a similar effect) to value any Indebtedness or other liabilities of any Group Member at “fair value”, as defined therein), (ii) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (iii) the word “incur” shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words “incurred” and “incurrence” shall have correlative meanings), (iv) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Capital Stock, securities, revenues, accounts, leasehold interests and contract rights, and (v) references to agreements or other Contractual Obligations shall, unless otherwise specified, be deemed to refer to such agreements or Contractual Obligations as amended, supplemented, restated or otherwise modified from time to time.

(c) The words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(e) For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “Term Benchmark Loan” or an “RFR Loan”) or by Class and Type (e.g., a “Term Benchmark Revolving Loan” or an “RFR Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”) or by Type (e.g., a “Term Benchmark Borrowing” or an “RFR Borrowing”) or by Class and Type (e.g., a “Term Benchmark Revolving Borrowing” or an “RFR Revolving Borrowing”).

(f) For purposes of calculating the Consolidated Net Leverage Ratio and Consolidated Secured Net Leverage Ratio to determine compliance with Section 7, where applicable (excluding Section 7.1(a)), and calculation of the Maximum Incremental Amount, the 2026 Delayed Draw Term Loan Commitments shall be deemed drawn; provided that, for the avoidance of doubt, this Section 1.2(f) shall not apply to the calculation of the Consolidated Net Leverage Ratio and Consolidated Secured Net Leverage Ratio for purposes of determining pricing, fees and the financial maintenance covenant set forth in Section 7.1(a).

1.3 Interest Rates; Benchmark Notification.

The interest rate on a Loan denominated in dollars may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 2.16(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

SECTION 2. AMOUNT AND TERMS OF COMMITMENTS

2.1 Term Commitments~~.~~

. Subject to the terms and conditions hereof, ~~each~~

(a) Each Tranche A Term Lender severally, but not jointly, agrees to make a loan (each a “Tranche A Term Loan”) on the Tenth Amendment Effective Date to the Borrower in Dollars in an aggregate principal amount equal to $1,200,000,000.

(b) Each 2026 Incremental Term Lender severally, but not jointly, agrees to make a Loan on the Eleventh Amendment Effective Date to the Borrower in Dollars in an aggregate principal amount equal to such 2026 Incremental Term Lender’s 2026 Incremental Term Loan Commitment.

(c) Each 2026 Delayed Draw Term Lender severally, but not jointly, agrees to make, on the Talkspace Acquisition Closing Date (provided that such date is during the 2026 Delayed Draw Commitment Period), a Loan denominated in Dollars in an aggregate principal amount not to exceed such 2026 Delayed Draw Term Lender’s 2026 Delayed Draw Term Loan Commitment.

(d) The Term Loans may from time to time be Term Benchmark Loans or ABR Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.12, or, pursuant to Section 2.16, RFR Loans.

2.2 Procedure for Term Loan Borrowing. (a) The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, one Business Day prior to the anticipated Tenth Amendment Effective Date) requesting that the Tranche A Term Lenders make the Tranche A Term Loans on the Tenth Amendment Effective Date and specifying the amount to be borrowed. Upon receipt of such notice the Administrative Agent shall promptly notify each Tranche A Term Lender thereof. Not later than 12:00 Noon, New York City time, on the Closing Date each Tranche A Term Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Tranche A Term Loan or Tranche A Term Loans to be made by such Tranche A Term Lender. The Administrative Agent shall credit the account of the Borrower on the books of such office of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Tranche A Term Lenders in immediately available funds.

(b) The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, one Business Day prior to the anticipated Eleventh Amendment Effective Date) requesting that the 2026 Incremental Term Lenders make the 2026 Incremental Term Loans on the Eleventh Amendment Effective Date and specifying the amount to be borrowed. Upon receipt of such notice the Administrative Agent shall promptly notify each 2026 Incremental Term Lender thereof. Not later than 12:00 noon, New York City time, on the Eleventh Amendment Effective Date each 2026 Incremental Term Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the 2026 Incremental Term Loans to be made by such Lender. The Administrative Agent shall credit the account of the Borrower on the books of such office of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the 2026 Incremental Term Lenders in immediately available funds.

(c) The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, three Business Day prior to the anticipated Talkspace Acquisition Closing Date) requesting that the 2026 Delayed Draw Term Lenders make the 2026 Delayed Draw Term Loans on the Talkspace Acquisition Closing Date and specifying the amount to be borrowed. Upon receipt of such notice the Administrative Agent shall promptly notify each 2026 Delayed Draw Term Lender thereof. Not later than 12:00 noon, New York City time, on the Talkspace Acquisition Closing Date each 2026 Delayed Draw Term Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the 2026 Delayed Draw Term Loans to be made by such Lender. The Administrative Agent shall credit the account of the Borrower on the books of such office of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the 2026 Delayed Draw Term Lenders in immediately available funds.

(~~b~~d) The Incremental Term Loans shall be borrowed in accordance with Section 2.24.

2.3 Repayment of Term Loans. (a) The Tranche A Term Loan of each Tranche A Term Lender shall mature in consecutive quarterly installments, payable on the last day of each fiscal quarter, beginning with the fiscal quarter ending on December 31, 2024, each of which shall be in an amount equal to such Lender’s Tranche A Term Percentage multiplied by the amount set forth below opposite such installment:

Installment 1-8 9-19	Principal Amount $7,500,000.00 $15,000,000.00

Additionally, on the Tranche A Maturity Date, the Borrower shall repay all amounts outstanding under the Tranche A Term Loans.

(b) The 2026 Incremental Term Loans of each 2026 Incremental Term Lender shall mature in consecutive quarterly installments, payable on the last day of each fiscal quarter, beginning with the fiscal quarter ending on September 30, 2026, each of which shall be in an amount equal to such Lender’s 2026 Incremental Term Percentage multiplied by the amount set forth below opposite such installment:

Installment 1-8 9-12	Principal Amount $1,875,000.00 $3,750,000.00

Additionally, on the 2026 Incremental Term Loan Maturity Date, the Borrower shall repay all amounts outstanding under the 2026 Incremental Term Loans.

(c) On the 2026 Delayed Draw Term Loan Maturity Date, the Borrower shall repay all amounts outstanding under the 2026 Delayed Draw Term Loans.

(~~b~~d) The Incremental Term Loans of each Incremental Term Lender shall mature in consecutive installments (which shall be no more frequent than quarterly) as specified in the Increased Facility Activation Notice pursuant to which such Incremental Term Loans were made.

2.4 Revolving Commitments. (a) Subject to the terms and conditions hereof, each Revolving Lender severally agrees to make revolving credit loans (“Revolving Loans”) to the Borrower from time to time during the Revolving Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Lender’s Revolving Percentage of the sum of (i) the L/C Obligations then outstanding and (ii) the aggregate principal amount of the Swingline Loans then outstanding, does not exceed the amount of such Lender’s Revolving Commitment. During the Revolving Commitment Period the Borrower may use the Revolving Commitments by borrowing, prepaying the Revolving Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Revolving Loans may from time to time be Term Benchmark Loans or ABR Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.5 and 2.12, or, pursuant to Section 2.16, RFR Loans.

(b) The Borrower shall repay all outstanding Revolving Loans on the Revolving Termination Date.

2.5 Procedure for Revolving Loan Borrowing. The Borrower may borrow under the Revolving Commitments during the Revolving Commitment Period on any Business Day, provided that the Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to (a) 2:00 P.M., New York City time, three U.S. Government Securities Business Days prior to the requested Borrowing Date, in the case of Term Benchmark Loans, (b) 1:00 P.M., New York City time, on the requested Borrowing Date, in the case of ABR Loans or (c) 11:00 A.M., New York City time, five U.S. Government Securities Business Days prior to the requested Borrowing Date, in the case of RFR Loans (if available pursuant to Section 2.16)), specifying (i) the amount and Type of Revolving Loans to be borrowed, (ii) the requested Borrowing Date and (iii) in the case of Term Benchmark Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Period therefor. Each borrowing under the Revolving Commitments shall be in an amount equal to (x) in the case of ABR Loans or RFR Loans, $1,000,000 or a whole multiple thereof (or, if the then aggregate Available Revolving Commitments are less than $1,000,000, such lesser amount) and (y) in the case of Term Benchmark Loans, $5,000,000 or a whole multiple of $1,000,000 in excess thereof; provided, that the Swingline Lender may request, on behalf of the Borrower, borrowings under the Revolving Commitments that are ABR Loans in other amounts pursuant to Section 2.7. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Revolving Lender thereof. Each Revolving Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the Funding Office prior to (i) in the case of Term Benchmark borrowings or RFR borrowings, 12:00 Noon, New York City time, and (ii) in case of ABR borrowings, prior to 2:00 P.M., New York City time, in each case, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Revolving Lenders and in like funds as received by the Administrative Agent.

2.6 Swingline Commitment. (a) Subject to the terms and conditions hereof, the Swingline Lender agrees to make a portion of the credit otherwise available to the Borrower under the Revolving Commitments from time to time during the Revolving Commitment Period by making swing line loans (“Swingline Loans”) to the Borrower; provided that (i) the aggregate principal amount of Swingline Loans outstanding at any time shall not exceed the Swingline Commitment then in effect, (ii) the Borrower shall not request, and the Swingline Lender shall not make, any Swingline Loan if, after giving effect to the making of such Swingline Loan, (x) the amount of the Swingline Lender’s Available Revolving Commitment would be less than zero or (y) the Total Revolving Extensions of Credit would exceed the Total Revolving Commitments.

(b) The Borrower shall repay to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Revolving Termination Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least three Business Days after such Swingline Loan is made.

(c) If the maturity date shall have occurred in respect of any Class of Revolving Commitments at a time when another Class of Revolving Commitments is or are in effect with a longer maturity date, then on the earliest occurring maturity date all then outstanding Swingline Loans shall be repaid in full on such date (and there shall be no adjustment to the participations in such Swingline Loans as a result of the occurrence of such maturity date); provided, however, that thereafter the Borrower may request additional Swingline Loans pursuant to clause (a) above.

2.7 Procedure for Swingline Borrowing; Refunding of Swingline Loans. (a) Whenever the Borrower desires that the Swingline Lender make Swingline Loans it shall give the Swingline Lender irrevocable telephonic notice confirmed promptly in writing (which telephonic notice must be received by the Swingline Lender not later than 2:00 P.M., New York City time, on the proposed Borrowing Date), specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date (which shall be a Business Day during the Revolving Commitment Period). Each borrowing under the Swingline Commitment shall be in an amount equal to $500,000 or a whole multiple of $100,000 in excess thereof. Not later than 3:00 P.M., New York City time, on the Borrowing Date specified in a notice in respect of Swingline Loans, the Swingline Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the amount of the Swingline Loan to be made by the Swingline Lender. The Administrative Agent shall make the proceeds of such Swingline Loan available to the Borrower on such Borrowing Date by depositing such proceeds in the account of the Borrower with the Administrative Agent on such Borrowing Date in immediately available funds.

(b) The Swingline Lender, at any time and from time to time in its sole and absolute discretion may, if any Swingline Loan is not repaid as provided in Section 2.6(b), on behalf of the Borrower (which hereby irrevocably directs the Swingline Lender to act on its behalf), on one Business Day’s notice given by the Swingline Lender no later than 12:00 Noon, New York City time, request each Revolving Lender to make, and each Revolving Lender hereby agrees to make, a Revolving Loan, in an amount equal to such Revolving Lender’s Revolving Percentage of the aggregate amount of the Swingline Loans (the “Refunded Swingline Loans”) outstanding on the date of such notice, to repay the Swingline Lender (provided that the Borrower shall not be deemed to have made any representations pursuant to Section 5.2 on such date). Each Revolving Lender shall make the amount of such Revolving Loan available to the Administrative Agent at the Funding Office in immediately available funds, not later than 10:00 A.M., New York City time, one Business Day after the date of such notice. The proceeds of such Revolving Loans shall be immediately made available by the Administrative Agent to the Swingline Lender for application by the Swingline Lender to the repayment of the Refunded Swingline Loans. The Borrower irrevocably authorizes the Swingline Lender to charge the Borrower’s accounts with the Administrative Agent (up to the amount available in each such account) in order to immediately pay the amount of such Refunded Swingline Loans to the extent amounts received from the Revolving Lenders are not sufficient to repay in full such Refunded Swingline Loans.

(c) If prior to the time a Revolving Loan would have otherwise been made pursuant to Section 2.7(b), one of the events described in Section 8(f) shall have occurred and be continuing with respect to the Borrower or if for any other reason, as determined by the Swingline Lender in its sole discretion, Revolving Loans may not be made as contemplated by Section 2.7(b), each Revolving Lender shall, on the date such Revolving Loan was to have been made pursuant to the notice referred to in Section 2.7(b), purchase for cash an undivided participating interest in the then outstanding Swingline Loans by paying to the Swingline Lender an amount (the “Swingline Participation Amount”) equal to (i) such Revolving Lender’s Revolving Percentage times (ii) the sum of the aggregate principal amount of Swingline Loans then outstanding that were to have been repaid with such Revolving Loans.

(d) Whenever, at any time after the Swingline Lender has received from any Revolving Lender such Lender’s Swingline Participation Amount, the Swingline Lender receives any payment on account of the Swingline Loans, the Swingline Lender will distribute to such Lender its Swingline Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender’s pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swingline Loans then due); provided, however, that in the event that such payment received by the Swingline Lender is required to be returned, such Revolving Lender will return to the Swingline Lender any portion thereof previously distributed to it by the Swingline Lender.

(e) Each Revolving Lender’s obligation to make the Loans referred to in Section 2.7(b) and to purchase participating interests pursuant to Section 2.7(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Revolving Lender or the Borrower may have against the Swingline Lender, the Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 5, (iii) any adverse change in the condition (financial or otherwise) of the Borrower, (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other Revolving Lender or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

2.8 Commitment Fees, etc~~.~~. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a commitment fee for the period from and including the date hereof to but excluding the Revolving Termination Date, in each case, computed at the Commitment Fee Rate on the ~~average~~ daily amount of the Available Revolving Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on each Fee Payment Date, commencing on the first such date to occur after the date hereof.

(b) The Borrower shall pay to the 2026 Delayed Draw Term Lenders an undrawn fee (the “Undrawn Fee”) in Dollars for the period commencing on the 91st day after the Eleventh Amendment Effective Date to but excluding the earlier to occur of (i) the date on which the 2026 Delayed Draw Term Loan Commitments are funded and (ii) the date on which the 2026 Delayed Draw Term Loan Commitments are terminated, as separately agreed between the Borrower and the 2026 Delayed Draw Term Lenders and notified by the Borrower to the Administrative Agent in writing on or prior to the Eleventh Amendment Effective Date.

(~~b~~c) The Borrower agrees to pay to the Administrative Agent the fees in the amounts and on the dates as set forth in any fee agreements with the Administrative Agent and to perform any other obligations contained therein.

2.9 Termination or Reduction of Revolving Commitments and 2026 Delayed Draw Term Loan Commitments. The Borrower shall have the right, upon not less than three Business Days’ notice to the Administrative Agent, to (i) terminate the Revolving Commitments or, from time to time, to reduce the amount of the Revolving Commitments and (ii) terminate the 2026 Delayed Draw Term Loan Commitments or, from time to time, reduce the amount of the 2026 Delayed Draw Term Loan Commitments; provided that no such termination or reduction of Revolving Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Loans and Swingline Loans made on the effective date thereof, the Total Revolving Extensions of Credit would exceed the Total Revolving Commitments. Any such reduction shall be in an amount equal to $1,000,000, or a whole multiple thereof, and shall reduce permanently the Revolving Commitments or 2026 Delayed Draw Term Loan Commitments, as applicable, then in effect. The 2026 Delayed Draw Term Loan Commitment of each 2026 Delayed Draw Term Lender shall be automatically and permanently reduced (i) on a dollar-for-dollar basis by the amount of the advance made by such 2026 Delayed Draw Term Lender pursuant to Section 2.1(c) on the Talkspace Acquisition Closing Date and any 2026 Delayed Draw Term Loan Commitments that are not utilized on such date shall be cancelled and (ii) to $0 at 5:00 p.m., New York City time, on the 2026 Delayed Draw Commitment Termination Date to the extent any 2026 Delayed Draw Term Loan Commitments remain outstanding at such time.

2.10 Optional Prepayments.

(a) The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty, upon irrevocable notice delivered to the Administrative Agent no later than 12:00 P.M., New York City time, three Business Days prior thereto, in the case of Term Benchmark Loans, no later than 11:00 A.M. New York City time, five Business Days prior thereto, in the case of RFR Loans and no later than 12:00 P.M., New York City time, one Business Day prior thereof, in the case of ABR Loans, which notice shall specify the date and amount of prepayment, the Facility to be prepaid (i.e., the Revolving Facility, the Tranche A Term Facility, the 2026 Incremental Term Facility or the 2026 Delayed Draw Term Loan Facility) and whether the prepayment is of Term Benchmark Loans, RFR Loans or ABR Loans; provided, that if a Term Benchmark Loan or RFR Loan is prepaid on any day other than the last day of the Interest Period or Interest Payment Date applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.20. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of Revolving Loans that are ABR Loans and Swingline Loans) accrued interest to such date on the amount prepaid. Partial prepayments of Term Loans and Revolving Loans shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof. Partial prepayments of Swingline Loans shall be in an aggregate principal amount of $100,000 or a whole multiple thereof.

(b) Notwithstanding anything to the contrary contained in this Section 2.10 or any other provision of this Agreement, so long as no Default or Event of Default has occurred and is continuing, the Borrower may prepay outstanding Term Loans (other than 2026 Delayed Draw Term Loans) pursuant to this Section 2.10(b) (any such prepayment, an “Auction Prepayment”) on the following basis (the transactions described in this Section 2.10(b), collectively, the “Auction Prepayment Transactions”):

(i) The Borrower may notify (x) the Administrative Agent and (y) the Tranche A Term Lenders, 2026 Incremental Term Lenders or the Tranche B Term Lenders, as applicable (an “Auction Prepayment Notice”), that the Borrower desires to prepay the Tranche A Term Loans, 2026 Incremental Term Loans or any Tranche B Term Loans, as applicable, with cash proceeds in an aggregate principal amount specified by the Borrower (which amount shall be not less than $10,000,000 in the aggregate in each case; each, an “Auction Prepayment Amount”) at a price (which shall be within a range (the “Range”) to be specified by the Borrower with respect to each Auction Prepayment ) equal to a percentage of par (the “Payment Percentage”) of the principal amount of the Term Loans to be prepaid; provided that (A) the aggregate cash amount paid out of pocket by the Borrower for all Auction

Prepayments shall not exceed $300,000,000 during the term of this Agreement (excluding any other voluntary or involuntary prepayments of Loans in accordance with this Agreement, any accrued interest payable in connection with an Auction Prepayment, or any fees payable in connection therewith), (B) no more than three Auction Prepayment Transactions (counting transactions closing on or about the same date as one transaction) may be consummated, (C) no proceeds of Revolving Loans shall be used to finance an Auction Prepayment, (D) automatically and without the necessity of any notice or any other action, all principal and accrued and unpaid interest on the Term Loans so prepaid shall be deemed to have been paid for all purposes and shall be cancelled and no longer outstanding for all purposes of this Agreement and all other Loan Documents and (E) at the time of delivery of any Auction Prepayment Notice, the Borrower shall furnish to the Administrative Agent and each Lender a certificate signed by a Responsible Officer stating that no Default or Event of Default has occurred and is continuing or would result from the proposed Auction Prepayment.

(ii) In connection with an Auction Prepayment, the Borrower shall allow each Tranche A Term Lender, 2026 Incremental Term Lender or each Tranche B Term Lender, as applicable, to specify a Payment Percentage (the “Acceptable Payment Percentage”) for a principal amount (subject to rounding requirements specified by the Administrative Agent) of Tranche A Term Loans, 2026 Incremental Term Loans or Tranche B Term Loans, as applicable, at which such Lender is willing to permit such Auction Prepayment (it being understood that no Lender shall be required to specify a Payment Percentage or permit such Auction Prepayment with respect to the Loans held by it). Based on the Acceptable Payment Percentages and principal amounts of Term Loans specified by Lenders, the applicable Payment Percentage (the “Applicable Payment Percentage”) for the Auction Prepayment shall be the lowest Acceptable Payment Percentage at which the Borrower can complete the Auction Prepayment for the applicable Auction Prepayment Amount that is within the applicable Range; provided, that if the offers received from Lenders are insufficient to allow the Borrower to complete the Auction Prepayment for the applicable Auction Prepayment Amount, then the Applicable Payment Percentage shall instead be the highest Acceptable Payment Percentage that is within the applicable Range. The Borrower shall prepay Term Loans (or the respective portions thereof) offered by Lenders at the Acceptable Payment Percentages specified by each such Lender that are equal to or less than the Applicable Payment Percentage (“Qualifying Term Loans”) by remitting an amount to each Lender to be prepaid equal to the product of the face amount, or par, of the Term Loan being prepaid multiplied by the Applicable Payment Percentage; provided that if the aggregate cash proceeds required to prepay Qualifying Term Loans (disregarding any interest payable under Section 2.10(b)(iii) or any fees payable in connection therewith) would exceed the applicable Auction Prepayment Amount for such Auction Prepayment, the Borrower shall prepay such Qualifying Term Loans at the Applicable Payment Percentage ratably based on the respective principal amounts of such Qualifying Term Loans (subject to rounding requirements specified by the Administrative Agent).

(iii) All Term Loans prepaid by the Borrower pursuant to this Section 2.10(b) shall be accompanied by payment of accrued and unpaid interest on the par principal amount so prepaid to, but not including, the date of prepayment.

(iv) The par principal amount of Term Loans prepaid pursuant to this Section 2.10(b) shall be applied to reduce the remaining installments of the respective Term Loans of the Lenders being prepaid pro rata based upon the then remaining principal amount thereof.

(v) Each Auction Prepayment shall be consummated pursuant to procedures (including as to timing, rounding and minimum amounts, Type and Interest Periods of accepted Loans, irrevocability of Auction Prepayment Notice and other notices by the Borrower and Lenders and determination of Applicable Payment Percentage) established by the Administrative Agent.

(vi) The Lenders acknowledge that following an Auction Prepayment, principal, interest and any related payments in respect of the applicable Term Loans may be made on a non-pro rata basis, as determined by the Administrative Agent, among the applicable Lenders to reflect subsequent amortization of the then outstanding Term Loans.

2.11 Mandatory Prepayments. (a) If any Indebtedness shall be issued or incurred by any Group Member (excluding (x) any Indebtedness incurred in accordance with Section 7.2 and (y) any Permitted Warrant (to the extent such Permitted Warrant constitutes Indebtedness)), other than (i) the amount by which the aggregate purchase price for receivables paid by investors or the loans from such investors in connection with any Receivables Financing and outstanding at any time exceeds $600,000,000 and (ii) the Borrower’s direct or indirect ratable share (determined in accordance with the Borrower’s direct or indirect ownership of the relevant Specified Joint Venture) of Indebtedness incurred under an agreement described in Section 7.14(c)), an amount equal to 100% of the Net Cash Proceeds thereof shall be applied on the date of such issuance or incurrence toward the prepayment of the Term Loans as set forth in Section 2.11(d).

(b) If on any date any Loan Party shall receive Net Cash Proceeds from any Asset Sale or Recovery Event then, unless a Reinvestment Notice shall be delivered in respect thereof, such Net Cash Proceeds to the extent exceeding $5,000,000 in any single transaction or series of related transactions shall be applied on such date toward the prepayment of the Term Loans as set forth in Section 2.11(d); provided, that, notwithstanding the foregoing, (i) any Net Cash Proceeds of Asset Sales and Recovery Events shall be excluded from the foregoing requirement if a Reinvestment Notice shall be delivered, (ii) on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the prepayment of the Term Loans as set forth in Section 2.11(d) and (iii) no such prepayment shall be required as a result of any Disposition pursuant to Section 7.5(g) to the extent that, following the Closing Date and prior to the date of such Disposition, a prepayment has been made pursuant to Section 2.10(a) of Term Loans (which prepayment may be made utilizing the proceeds of a Revolving Loan); provided that the amount of prepayments that may be excluded pursuant to this clause (iii) shall be equal to the amount of such prepayments made pursuant to Section 2.10(a) and shall not exceed $125,000,000 in the aggregate; provided, further, that the Borrower may use a portion of such Net Cash Proceeds to prepay or repurchase any other Indebtedness that is secured by the Collateral on a pari passu basis with the Obligations to the extent such other Indebtedness and the Liens securing the same are permitted hereunder and the documentation governing such other Indebtedness requires such a prepayment or repurchase thereof (and such requirement has not been declined or waived) with the proceeds of such Asset Sale or Recovery Event, in each case in an amount not to exceed the product of (x) the amount of such Net Cash Proceeds and (y) a fraction, the numerator of which is the outstanding principal amount of such other Indebtedness and the denominator of which is the aggregate outstanding principal amount of Tranche A Term Loans, any Incremental Term Loans (including the 2026 Incremental Term Loans and 2026 Delayed Draw Term Loans) and such other Indebtedness.

(c) [Reserved].

(d) Amounts to be applied in connection with prepayments in accordance with Section 2.11 shall be applied to the prepayment of the Term Loans ratably between the Tranche A Term Loans, 2026 Incremental Term Loans, 2026 Delayed Draw Term Loans and any outstanding Tranche B Term Loans in accordance with Section 2.17(b). The application of any prepayment pursuant to Section 2.11 shall be made, first, to ABR Loans and, second, to RFR Loans and third, to Term Benchmark Loans. Each prepayment of the Loans under Section 2.11 shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

2.12 Conversion and Continuation Options. (a) The Borrower may elect from time to time to convert Term Benchmark Loans or RFR Loans to ABR Loans by giving the Administrative Agent prior irrevocable notice of such election no later than 12:00 P.M., New York City time, on the Business Day preceding the proposed conversion date, provided that any such conversion of Term Benchmark Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert ABR Loans to Term Benchmark Loans, or if available pursuant to Section 2.16, RFR Loans, by giving the Administrative Agent prior irrevocable notice of such election no later than 12:00 P.M., New York City time, on the third Business Day preceding the proposed conversion date (which notice shall specify the length of the initial Interest Period therefor in the case of Term Benchmark Loans), provided that no ABR Loan under a particular Facility may be converted into a Term Benchmark Loan or RFR Loan when any Event of Default has occurred and is continuing and the Administrative Agent or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such conversions. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

(b) Any Term Benchmark Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving irrevocable notice to the Administrative Agent, in accordance with the applicable provisions of the term “Interest Period” set forth in Section 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no Term Benchmark Loan under a particular Facility may be continued as such when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such continuations, and provided, further, that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

2.13 Limitations on Term Benchmark Tranches. Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions and continuations of Term Benchmark Loans and all selections of Interest Periods shall be in such amounts and be made pursuant to such elections so that, (a) after giving effect thereto, the aggregate principal amount of the Term Benchmark Loans comprising each Term Benchmark Tranche shall be equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof and (b) no more than twenty Term Benchmark Tranches shall be outstanding at any one time.

2.14 Interest Rates and Payment Dates. (a) Each (i) Term Benchmark Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Adjusted Term SOFR Rate determined for such day plus the Applicable Margin and (ii) RFR Loan shall bear interest at a rate per annum equal to the Adjusted Daily Simple SOFR determined for such day plus the Applicable Margin.

(b) Each ABR Loan shall bear interest at a rate per annum equal to the ABR plus the Applicable Margin.

(c) (i) If all or a portion of the principal amount of any Loan or Reimbursement Obligation shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to (x) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2% or (y) in the case of Reimbursement Obligations, the rate applicable to ABR Loans under the Revolving Facility plus 2%, and (ii) if all or a portion of any interest payable on any Loan or Reimbursement Obligation or any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the rate then applicable to ABR Loans under the relevant Facility plus 2% (or, in the case of any such other amounts that do not relate to a particular Facility, the rate then applicable to ABR Loans under the Revolving Facility plus 2%), in each case, with respect to clauses (i) and (ii) above, from the date of such non‑payment until such amount is paid in full (after as well as before judgment).

(d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this Section shall be payable from time to time on demand.

(e) Each Swingline Loan shall bear interest at rate per annum equal to the ABR plus the Applicable Margin or such other rate as may be from time to time determined by mutual agreement between the Swingline Lender and the Borrower.

2.15 Computation of Interest and Fees. (a) Interest and fees payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed, except that, with respect to ABR Loans only at times the rate of interest on which is calculated on the basis of the Prime Rate, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of each determination of the Adjusted Term SOFR Rate. Any change in the interest rate on a Loan resulting from a change in the ABR shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate.

(b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 2.14(a).

2.16 Inability to Determine Interest Rate. (a) Subject to clauses (b), (c), (d), (e) and (f) of this Section 2.16, if:

(i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR Rate (including because the Term SOFR Reference Rate is not available or published on a current basis), for such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Adjusted Daily Simple SOFR; or

(ii) the Administrative Agent is advised by the Required Lenders that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Adjusted Term SOFR Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period or (B) at any time, Adjusted Daily Simple SOFR will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new interest election request in accordance with the terms of Section 2.12 or a new borrowing request in accordance with the terms of

Section 2.5, (1) any interest election request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Term Benchmark Borrowing and any borrowing request that requests a Term Benchmark Revolving Borrowing shall instead be deemed to be an interest election request or a borrowing request, as applicable, for (x) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not also the subject of Section 2.16(a)(i) or (ii) above or (y) an ABR Borrowing if the Adjusted Daily Simple SOFR also is the subject of Section 2.16(a)(i) or (ii) above and (2) any borrowing request that requests an RFR Borrowing shall instead be deemed to be a borrowing request, as applicable, for an ABR Borrowing; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then all other Types of Borrowings shall be permitted. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Borrower’s receipt of the notice from the Administrative Agent referred to in this Section 2.16(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new interest election request in accordance with the terms of section 2.12 or a new borrowing request in accordance with the terms of Section 2.5, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not also the subject of Section 2.16(a)(i) or (ii) above or (y) an ABR Loan if the Adjusted Daily Simple SOFR also is the subject of Section 2.16(a)(i) or (ii) above, on such day, and (2) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute an ABR Loan.

(b) Notwithstanding anything to the contrary herein or in any other Loan Document (and any Swap Agreement shall be deemed not to be a “Loan Document” for purposes of this Section 2.16, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark (including any related adjustments) for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.

(c) Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(d) In Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (f) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.16, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.16.

(e) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(f) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for (i) a Term Benchmark Borrowing, conversion to or continuation of Term Benchmark Loans to be made, converted or continued or (ii) a RFR Borrowing or conversion to RFR Loans, during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any request for a Term Benchmark Borrowing or RFR Borrowing, as applicable, into a request for a Borrowing of or conversion to (A) solely with respect to any such request for a Term Benchmark Borrowing, an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (B) an ABR Borrowing if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until such time as a Benchmark Replacement is implemented pursuant to this Section 2.16, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (y) an ABR Loan if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event, on such day and (2) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute an ABR Loan.

2.17 Pro Rata Treatment and Payments. (a) Each Revolving ~~b~~Borrowing by the Borrower from the Revolving Lenders hereunder, each payment by the Borrower on account of any commitment fee and any reduction of the Revolving Commitments of the Revolving Lenders shall be made pro rata according to the Revolving Percentages of the relevant Lenders. The Borrowing of 2026 Delayed Draw Term Loans hereunder and any reduction of the 2026 Delayed Draw Term Loan Commitments of the 2026 Delayed Draw Term Loan Lenders shall be made pro rata according to the 2026 Delayed Draw Term Loan Commitments then held by 2026 Delayed Draw Term Loan Lenders.

(b) Each payment (including each prepayment, but excluding for the avoidance of doubt, voluntary prepayments pursuant to Section 2.10 which are directed to a particular class) by the Borrower on account of principal of and interest on the Tranche A Term Loan, 2026 Incremental Term Loan, 2026 Delayed Draw Term Loan and Tranche B Term Loan, as the case may be, shall be made pro rata according to the respective outstanding principal amounts of the Term Loans then held by the Tranche A Term Lenders, 2026 Incremental Term Lenders, 2026 Delayed Draw Term Lenders and any Tranche B Term Lenders, respectively. Within each such Facility, the amount of each principal prepayment and payment of interest of the Tranche A Term Loan, 2026 Incremental Term Loan, 2026 Delayed Draw Term Loan or the Tranche B Term Loan, as the case may be, made pursuant to Section 2.11 shall be applied to reduce the Tranche A Term Loans ratably as between the Tranche A Term Lenders, 2026 Incremental Term Loans ratably as between the 2026 Incremental Term Lenders, 2026 Delayed Draw Term Loans ratably as between the 2026 Delayed Draw Term Lenders or any Tranche B Term Loans ratably as between the Tranche B Term Lenders, ~~that provide for pro rata allocation~~and in the cash of principal payments shall be applied in direct order to the respective next eight (8) scheduled principal installments (if any), and pro rata among the remaining respective installments thereafter. Amounts prepaid on account of the Term Loans may not be reborrowed. The amount of each principal prepayment of the Term Loans made pursuant to Section 2.10(a) shall be applied to reduce the remaining principal installments of the Term Loans as directed by the Borrower with respect to Facility and order.

(c) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Revolving Loans shall be made pro rata according to the respective outstanding principal amounts of the Revolving Loans then held by the Revolving Lenders.

(d) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Funding Office, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to each relevant Lender promptly upon receipt in like funds as received, net of any amounts owing by such Lender pursuant to Section 9.7. If any payment hereunder (other than payments on the Term Benchmark Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a Term Benchmark Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

(e) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon, at a rate equal to the greater of (i) the NYFRB Rate and (ii) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error. If such Lender’s share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days after such

Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to ABR Loans under the relevant Facility, on demand, from the Borrower.

(f) Unless the Administrative Agent shall have been notified in writing by the Borrower prior to the date of any payment due to be made by the Borrower hereunder that the Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that the Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Lenders their respective pro rata shares of a corresponding amount. If such payment is not made to the Administrative Agent by the Borrower within three Business Days after such due date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against the Borrower.

(g) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.7(c), 2.7(d), 2.17(e), 2.17(f), 3.4(a) or 9.7 (unless subject to a good faith dispute), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision of this Agreement), apply any amounts thereafter received by the Administrative Agent, the Swingline Lender or the Issuing Lender for the account of such Lender under this Agreement to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.

2.18 Requirements of Law. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

(i) shall subject any Lender to any tax on its capital reserve (or any similar tax) of any kind whatsoever with respect to this Agreement, any Letter of Credit, any Application or any Term Benchmark Loan made by it (except for Non-Excluded Taxes covered by Section 2.19 and changes in the rate of tax on the overall net income of such Lender);

(ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender that is not otherwise included in the determination of the Adjusted Term SOFR Rate; or

(iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount that such Lender deems to be material, of making, converting into, continuing or maintaining Term Benchmark Loans or issuing or participating in Letters of Credit, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this paragraph, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.

(b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or liquidity or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy or liquidity (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender’s or such corporation’s capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender’s or such corporation’s policies with respect to capital adequacy or liquidity) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such corporation for such reduction.

(c) A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. In determining such amount, such Lender shall use a reasonable averaging and attribution method. Notwithstanding anything to the contrary in this Section, the Borrower shall not be required to compensate a Lender pursuant to this Section for any amounts incurred more than six months prior to the date that such Lender notifies the Borrower of such Lender’s intention to claim compensation therefor; provided that, if the circumstances giving rise to such claim have a retroactive effect, then such six-month period shall be extended to include the period of such retroactive effect. The obligations of the Borrower pursuant to this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

(d) Notwithstanding anything herein to the contrary, (i) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or by United States or foreign regulatory authorities, in each case pursuant to Basel III, and (ii) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder or issued in connection therewith or in implementation thereof, shall in each case be deemed to be a change in a Requirement of Law, regardless of the date enacted, adopted, issued or implemented.

2.19 Taxes. (a) All payments made by or on behalf of any Loan Party under this Agreement or any other Loan Document shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, including any interest, additions to tax, or penalties applicable thereto (“Taxes”), excluding (i) net income taxes, franchise taxes, net worth taxes, gross receipt taxes or any similar taxes imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, or engaged in any other transaction pursuant to, this Agreement or any other Loan Document) and (ii) U.S. federal withholding taxes resulting from FATCA as enacted on the date on which such Lender becomes a party to this Agreement (other than a Lender acquiring its applicable ownership interest pursuant to Section 2.22) or such Lender changes its lending office, except in each case to the extent that amounts with respect to such Taxes were payable pursuant to this Section 2.19 either to such Lender’s assignor immediately before such Lender became a Lender or to such Lender immediately before it changed its lending office, provided that, if any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Non-Excluded Taxes”) or Other Taxes are required to be withheld from any amounts payable to the Administrative Agent or any

Lender, (i) such amounts shall be paid to the relevant Governmental Authority in accordance with applicable law and (ii) the amounts so payable by the applicable Loan Party to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes and Other Taxes) the amounts of interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement as if such withholding or deduction had not been made, provided, further however, that the Borrower shall not be required to increase any such amounts payable to any Lender with respect to any Non-Excluded Taxes (x) that are attributable to such Lender’s failure to comply with the requirements of paragraph (d) of this Section or (y) that are United States federal withholding taxes imposed on amounts payable to such Lender at the time such Lender becomes a party to this Agreement, except to the extent that such Lender’s assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such Non-Excluded Taxes pursuant to this paragraph. Solely for purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of the Sixth Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loan as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulations Section 1.1471-2(b)(2)(i).

(b) In addition, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c) Whenever any Non-Excluded Taxes or Other Taxes are payable by a Loan Party, as promptly as possible thereafter such Loan Party shall send to the Administrative Agent for its own account or for the account of the relevant Lender, as the case may be, the original or a certified copy of an original official receipt received by such Loan Party showing payment thereof. If (i) such Loan Party fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority, (ii) such Loan Party fails to remit to the Administrative Agent the required receipts or other required documentary evidence or (iii) any Non-Excluded Taxes or Other Taxes are imposed directly upon the Administrative Agent or any Lender (whether or not such Non-Excluded Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority), the Loan Parties shall jointly and severally indemnify the Administrative Agent and the Lenders for such amounts and any incremental taxes, interest or penalties and any reasonable expenses arising therefrom or with respect thereto that may become payable by the Administrative Agent or any Lender as a result of any such failure in the case of (i) and (ii) or any such direct imposition in the case of (iii). The indemnity under this Section 2.19(c) shall be paid within 10 days after the Lender or Administrative Agent, as applicable, delivers to any Loan Party a certificate stating the amounts so payable by such Lender or the Administrative Agent. Such certificate shall be conclusive of the amount so payable absent manifest error. Such Lender shall deliver a copy of such certificate to the Administrative Agent. In the case of any Lender making a claim under this Section 2.19(c) on behalf of any of its beneficial owners, an indemnity payment under this Section 2.19(c) shall be due only to the extent that such Lender is able to establish that, with respect to any applicable Non-Excluded Taxes, such beneficial owners supplied to the applicable Persons such properly completed and executed documentation necessary to claim any applicable exemption from, or reduction of, such Non-Excluded Taxes.

(d) (i) Any Lender that is entitled to an exemption from, or reduction of, any applicable withholding tax with respect to any payments under this Agreement, or any other tax subject to indemnification under this Agreement, shall deliver to the Borrower and the Administrative Agent, at the time or times prescribed by law and reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by law and reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without, or at a reduced rate of, withholding or tax. Notwithstanding anything to the contrary in the preceding sentence, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.19(d) (ii) and (iii) below) shall not be required if in the Lender’s judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Notwithstanding any other provision of this Section, a Lender shall not be required to deliver any form pursuant to this Section that such Lender is not legally able to deliver.

(ii) Each Lender (or Assignee) that is not a “U.S. Person” as defined in Section 7701(a)(30) of the Code (a “Non‑U.S. Lender”) shall deliver to the Borrower and the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of U.S. Internal Revenue Service (“IRS”) Form W-8BEN, Form W-8BEN-E, Form W-8ECI or Form W-8IMY (together with any applicable IRS forms or other attachments), or, in the case of a Non‑U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest”, a statement substantially in the form of Exhibit G and the applicable IRS Form W-8, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Non‑U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non‑U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation) and from time to time thereafter upon the request of the Borrower or the Administrative Agent. In addition, each Non‑U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non‑U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrower and the Administrative Agent at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or before the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

(iii) If a payment made to a Lender under this Agreement would be subject to U.S. federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and Administrative Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or Administrative Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or Administrative Agent as may be necessary for the Borrower or Administrative Agent to comply with its obligations under FATCA, to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.

(e) Each Lender shall indemnify the Administrative Agent within 10 days after the demand therefor for the full amount of any Taxes that are attributable to such Lender (including Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.6(c) relating to the maintenance of a Participant Register) and that are payable or paid by the Administrative Agent, together with all interest, penalties, reasonable costs and expenses arising therefrom or with respect thereto, as determined by the Administrative Agent in good faith. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.

(f) If the Administrative Agent or any Lender determines, in its sole discretion exercised in good faith, that it has received a refund of any Non-Excluded Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.19, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.19 with respect to the Non-Excluded Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (f) the payment of which would place the indemnified party in a less favorable after-tax position than the indemnified party would have been in if the tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such tax had never been paid.This paragraph shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person.

(g) The agreements in this Section shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

2.20 Indemnity.

(a) With respect to Loans that are not RFR Loans, in the event of (i) the payment of any principal of any Term Benchmark Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or an optional or mandatory prepayment of Loans), (ii) the conversion of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto, (iii) the failure to borrow, convert, continue or prepay any Term Benchmark Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked) or (iv) the assignment of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.22, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

(b) With respect to RFR Loans, in the event of (i) the payment of any principal of any RFR Loan other than on the Interest Payment Date applicable thereto (including as a result of an Event of Default or an optional or mandatory prepayment of Loans), (ii) the failure to borrow or prepay any RFR Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked) or (iii) the assignment of any RFR Loan other than on the Interest Payment Date applicable thereto as a result of a request by the Borrower pursuant to Section 2.22, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

2.21 Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.18 or 2.19(a) with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided, that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section shall affect or postpone any of the obligations of the Borrower or the rights of any Lender pursuant to Section 2.18 or 2.19(a). The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation.

2.22 Replacement of Lenders. The Borrower shall be permitted to replace any Lender that (a) requests reimbursement for amounts owing pursuant to Section 2.18 or 2.19(a), (b) is a Defaulting Lender, or (c) does not consent to any proposed amendment, supplement, modification, consent or waiver of any provision of this Agreement or any other Loan Document that requires the consent of each of the Lenders or each of the Lenders affected thereby (provided that at least Required Lender consent to such proposed amendment, supplement, modification, consent or waiver has been obtained), with a replacement financial institution; provided that (i) such replacement does not conflict with any Requirement of Law, (ii) no Event of Default shall have occurred and be continuing at the time of such replacement, (iii) prior to any such replacement, such Lender shall have taken no action under Section 2.21 so as to eliminate the continued need for payment of amounts owing pursuant to Section 2.18 or 2.19(a), (iv) the replacement financial institution shall purchase, at par, all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement, (v) the Borrower shall be liable to such replaced Lender under Section 2.20 if any Term Benchmark Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto, (vi) the replacement financial institution shall be reasonably satisfactory to the Administrative Agent, (vii) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 10.6 (provided that the Borrower shall be obligated to pay the registration and processing fee referred to therein), (viii) until such time as such replacement shall be consummated, the Borrower shall pay all additional amounts (if any) required pursuant to Section 2.18 or 2.19(a), as the case may be, and (ix) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

2.23 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Revolving Lender or 2026 Delayed Draw Term Lender becomes a Defaulting Lender, without limiting any other rights the Borrower may have against such Defaulting Lender, then the following provisions shall apply for so long as such Revolving Lender or 2026 Delayed Draw Term Lender, as applicable, is a Defaulting Lender:

(a) fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.8(a) or Section 2.8(b), as applicable;

(b) the (i) Revolving Commitment and Revolving Extension of Credit or (ii) 2026 Delayed Draw Term Loan Commitment, as applicable, of such Defaulting Lender shall not be included in determining whether the Required Lenders or Majority Facility Lenders, as applicable, have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 10.1); provided that (i) such Defaulting Lender’s Commitment may not be increased or extended without its consent, (ii) the principal amount of, or interest or fees payable on, Loans or Letters of Credit may not be reduced or excused or the scheduled date of payment may not be postponed as to such Defaulting Lender without such Defaulting Lender’s consent and (iii) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender which affects such Defaulting Lender differently than other Lenders or affected Lenders, as the case may be, shall require the consent of such Defaulting Lender;

(c) if any Swingline Loans or L/C Obligations exists at the time such Revolving Lender becomes a Defaulting Lender then:

(i) all or any part of the Swingline Loans and L/C Obligations of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders in accordance with their respective Revolving Percentages but only to the extent the sum of all non-Defaulting Lenders’ Revolving Extensions of Credit does not exceed the total of all non-Defaulting Lenders’ Revolving Commitments;

(ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall within one Business Day following notice by the Administrative Agent (x) first, prepay such Defaulting Lender’s Revolving Percentage of the Swingline Loans and (y) second, cash collateralize for the benefit of the Issuing Lender only the Borrower’s obligations corresponding to such Defaulting Lender’s Revolving Percentage of the L/C Obligations (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 8 for so long as such L/C Obligations are outstanding;

(iii) if the Borrower cash collateralizes any portion of such Defaulting Lender’s Revolving Percentage of the L/C Obligations pursuant to clause (ii) above, the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 3.3 with respect to such Defaulting Lender’s Revolving Percentage of the L/C Obligations during the period such Defaulting Lender’s Revolving Percentage of the L/C Obligations is cash collateralized;

(iv) if the Revolving Percentage of the L/C Obligations of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 3.3 shall be adjusted in accordance with such non-Defaulting Lenders’ Revolving Percentages; and

(v) if all or any portion of such Defaulting Lender’s Revolving Percentage of the L/C Obligations is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Lender or any other Lender hereunder, all letter of credit fees payable under Section 3.3 with respect to such Defaulting Lender’s Revolving Percentage of the L/C Obligations shall be payable to the Issuing Lender until and to the extent that such Revolving Percentage of the L/C Obligations is reallocated and/or cash collateralized; and

(d) so long as such Revolving Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Lender shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure and the Defaulting Lender’s then outstanding Revolving Percentage of the L/C Obligations will be 100% covered by the Revolving Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrower in accordance with Section 2.23(c), and participating interests in any newly made Swingline Loan or any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.23(c)(i) (and such Defaulting Lender shall not participate therein).

If (i) a Bankruptcy Event or a Bail-In Action with respect to a Parent of any Revolving Lender shall occur following the date hereof and for so long as such event shall continue or (ii) the Swingline Lender or the Issuing Lender has a good faith belief that any Revolving Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Swingline Lender and the Issuing Lender shall promptly notify the Borrower and the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Lender shall not be required to issue, amend or increase any Letter of Credit, unless the Swingline Lender or the Issuing Lender, as the case may be, shall have entered into arrangements with the Borrower or such Revolving Lender, satisfactory to the Swingline Lender or the Issuing Lender, as the case may be, to defease any risk to it in respect of such Revolving Lender hereunder.

In the event that the Administrative Agent, the Borrower, the Swingline Lender and the Issuing Lender each agrees that a Defaulting Lender has adequately remedied all matters that caused such Revolving Lender to be a Defaulting Lender, then the Revolving Percentage of Swingline Loans and L/C Obligations of the Revolving Lenders shall be readjusted to reflect the inclusion of such Lender’s Revolving Commitment and on such date such Revolving Lender shall purchase at par such of the Revolving Loans of the other Revolving Lenders (other than Swingline Loans) as the Administrative Agent shall determine may be necessary in order for such Revolving Lender to hold such Loans in accordance with its Revolving Percentage.

2.24 Incremental Facilities. (a) The Borrower and any one or more Lenders (including New Lenders) may from time to time agree that such Lenders shall make, obtain or increase the amount of their Incremental Term Loans or Revolving Commitments, as applicable, by executing and delivering to the Administrative Agents an Increased Facility Activation Notice specifying (i) the amount of such increase and the Facility or Facilities involved, (ii) the applicable Increased Facility Closing Date, (iii) in the case of Incremental Term Loans, (x) the applicable Incremental Term Maturity Date, (y) the amortization schedule for such Incremental Term Loans, which shall comply with Section 2.3(~~b~~d) and (z) the Applicable Margin for such Incremental Term Loans; provided, that (i) (I) the interest rate margins with respect to any Incremental Tranche A Facility on and after the Eleventh Amendment Effective Date shall not be greater than the interest rate with respect to any then outstanding Tranche A Term Loans or 2026 Incremental Term Loans plus 0.75% per annum unless the interest rate applicable to the applicable Tranche A Term Loans and 2026 Incremental Term Loans is increased so that the interest rate applicable to the Incremental Tranche A Facility does not exceed the interest rate applicable to the applicable Tranche A Term Loans and 2026 Incremental Term Loans by more than 0.75% per annum and (II) the interest rate margins with respect to any Incremental Tranche B Facility shall not be greater than the interest rate with respect to any then outstanding Tranche B Term Loans (if any) plus 0.75% per annum unless the interest rate applicable to the applicable Tranche B Term Loans is increased so that the interest rate applicable to the Incremental Tranche B Facility does not exceed the interest rate applicable to the applicable Tranche B Term Loans by more than 0.75% per annum; provided that in determining the applicable interest rates applicable to loans and/or commitments incurred pursuant to each of the Incremental Term Loans, the Tranche A Term Loans, the 2026 Incremental Term Loans and any Tranche B Term Loans, (x) original issue discount (“OID”) or upfront fees (which shall be deemed to constitute like amounts of OID) payable by Borrower to the Lenders of the Tranche A Term Loans, the 2026 Incremental Term Loans any Tranche B Term Loans or the Incremental Term Facility, in the initial primary syndication thereof shall be included (with OID being equated to interest based on assumed four-year life to maturity), but in each case, exclusive of any arrangement, structuring or other fees payable in connection with such Incremental Term Loans and (y) if the Incremental Term Facility includes an interest rate floor different than any interest rate floor applicable to the Tranche A Term Loans, the 2026 Incremental Term Loans or any Tranche B Term Loans, such difference shall be equated to interest margin for purposes of determining whether an increase to the applicable interest margin under the Tranche A Term Loans, the 2026 Incremental Term Loans or any Tranche B Term Loans, shall be required, (ii) after giving pro forma effect to the incurrence of Indebtedness on such Increased Facility Activation Date (assuming any increase in commitments under the Revolving Facility were fully drawn), the Borrower shall be in compliance with the covenants set forth in Section 7.1 recomputed as of the last day of the most recently ended four quarters period, (iii) (x) the weighted average life to maturity of any Incremental Term Facility (other than any Tranche B Term Loans) shall be not shorter than the then remaining weighted average life to maturity of the then-existing Tranche A Term Loans and 2026 Incremental Term Loans and (y) the weighted average life to maturity of any Incremental Term Facility that consists of any Tranche B Term Loans shall be not shorter than the then remaining weighted average life to maturity of the then-existing Tranche B Term Loans, (iv) any Incremental Tranche B Facility may have customary call-protection, including “soft-call” protection in connection with any repricing transaction, (v) any Incremental Tranche B Facility may also, to the extent so provided in the applicable Increased Facility Activation Notice, specify whether (v) the applicable Tranche B Term Lenders shall have any voting rights in respect of the financial covenants under this Agreement (including, without limitation, Section 7.1 hereof) (it being agreed that if any Subsequently Incurred Tranche B Term Loans shall have such voting rights, all then outstanding Tranche B Term Loans shall also have similar voting rights), (w) any breach of such covenants would result in a Default or Event of Default for such Tranche B Term Lenders prior to an acceleration of Commitments and/or Loans by the applicable Lenders in accordance with the terms hereof as a result of such breach (it being agreed that if any Subsequently Incurred Tranche B Term Loans shall have such a default, all then outstanding Tranche B Term Loans shall also have a similar default), (x) any such Tranche B Term Loans will be subject to an Excess Cash Flow mandatory prepayment based on a percentage (with step-downs in such percentage) of Excess Cash Flow to be specified in the applicable Increased Facility Activation Notice (it being understood that any such prepayment may apply to all then outstanding Term Loans also on a ratable basis) and (y) the applicable Tranche B Term Lenders shall be subject to any other representations and warranties, covenants or events of default that are different from the terms set forth in this Agreement as of the date of the incurrence of such Indebtedness but are customary for “B” term loans at the time of incurrence thereof; provided, that, such Tranche B Term Loans shall not have representations and warranties, covenants or events of default that are more restrictive, taken as a whole, than the representations and warranties, covenants or events of default set forth in this Agreement as of the date of incurrence of such Indebtedness unless such representations and warranties, covenants or events of default apply also to all other then outstanding Term Loans or only apply after the latest maturity date then applicable to any Tranche B Term Loans) and (z) such Incremental Term Loans which are Tranche B Term Loans will have a minimum amount for assignments in the amount of $500,000 (unless an exception set forth in Section 10.6 applies), (vi) no Incremental Term Loans or increased Revolving Commitments shall be (x) secured by any collateral that is not Collateral securing this Agreement as of the date of incurrence of such Indebtedness or (y) guaranteed by any guarantor that is not a Guarantor of this Agreement as of the date of incurrence of such Indebtedness and (vii) the Administrative Agent shall have received such legal opinions, board resolutions, officers’ certificates, reaffirmation agreements and other documentation as it shall reasonably request. Notwithstanding the foregoing, (i) the aggregate amount of borrowings of Incremental Term Loans and the aggregate amount of incremental Revolving Commitments obtained after the Closing Date pursuant to this paragraph shall not exceed the difference between (A) the Maximum Incremental Amount and (B) the cumulative amount of Indebtedness incurred pursuant to Section 7.2(k) and (ii) without the consent of the Administrative Agent, (x) each increase effected pursuant to this paragraph shall be in a minimum amount of at least $50,000,000 and (y) no more than 5 Increased Facility Closing Dates may be selected by the Borrower after the Closing Date. No Lender shall have any obligation to participate in any increase described in this paragraph unless it agrees to do so in its sole discretion.

(b) Any additional bank, financial institution or other entity which, with the consent of the Borrower and the Administrative Agent (which consent shall not be unreasonably withheld; provided that no consent of the Administrative Agent shall be required for an assignment of all or any portion of an Incremental Term Loan to a Lender, an affiliate of a Lender or an Approved Fund) may elect to become a “Lender” under this Agreement in connection with any transaction described in Section 2.24(a) shall execute a New Lender Supplement (each, a “New Lender Supplement”), substantially in the form of Exhibit I-3, whereupon such bank, financial institution or other entity (a “New Lender”) shall become a Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement.

(c) Unless otherwise agreed by the Administrative Agent, on each Increased Facility Closing Date with respect to the Revolving Facility, the Borrower shall borrow Revolving Loans under the relevant increased Revolving Commitments from each Lender participating in the relevant increase in an amount determined by reference to the amount of each Type of Loan (and, in the case of Term Benchmark Loans, of each Term Benchmark Tranche) which would then have been outstanding from such Lender if (i) each such Type or Term Benchmark Tranche then outstanding had been borrowed or effected on such Increased Facility Closing Date and (ii) the aggregate amount of each such Type or Term Benchmark Tranche requested to be so borrowed or effected had been proportionately increased. The Adjusted Term SOFR Rate applicable to any Term Benchmark Loan borrowed pursuant to the preceding sentence shall equal the Adjusted Term SOFR Rate then applicable to the Term Benchmark Loans of the other Lenders in the same Term Benchmark Tranche (or, until the expiration of the then-current Interest Period, such other rate as shall be agreed upon between the Borrower and the relevant Lender).

(d) Notwithstanding anything to the contrary in this Agreement, each of the parties hereto hereby agrees that, on each Increased Facility Activation Date, this Agreement shall be amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Term Loans evidenced thereby. Any such deemed amendment may be effected in writing by the Administrative Agent with the Borrower’s consent (not to be unreasonably withheld) and furnished to the other parties hereto.

2.25 Illegality. If any Lender determines that any law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain, or fund Loans whose interest is determined by reference to the Adjusted Term SOFR Rate, or to determine or charge interest rates based upon the Adjusted Term SOFR Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, upon notice thereof by such Lender to the Borrower (through the Administrative Agent), (a) any obligation of such Lender to make or continue Term Benchmark Loans or to convert ABR Loans to Term Benchmark Loans shall be suspended, and (b) if such notice asserts the illegality of such Lender making or maintaining ABR Loans the interest rate on which is determined by reference to the Adjusted Term SOFR Rate component of the ABR, the interest rate on which ABR Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Adjusted Term SOFR Rate component of the ABR, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (i) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Revolving Loans that are Term Benchmark Loans of such Lender to ABR Loans (the interest rate on which ABR Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Adjusted Term SOFR Rate component of the ABR), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Term Benchmark Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Term Benchmark Loans and (ii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Adjusted Term SOFR Rate, the Administrative Agent shall during the period of such suspension compute the ABR applicable to such Lender without reference to the Adjusted Term SOFR Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Adjusted Term SOFR

Rate. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 2.20.

SECTION 3. LETTERS OF CREDIT

3.1 L/C Commitment. (a) Subject to the terms and conditions hereof, each Issuing Lender, in reliance on the agreements of the other Revolving Lenders set forth in Section 3.4(a), agrees to issue letters of credit (“Letters of Credit”) for the account of the Borrower or for the account of any Subsidiary (provided that the Borrower shall be a co-applicant, and be jointly and severally liable, with respect to each such Letter of Credit issued for the account of such Subsidiary) on any Business Day during the Revolving Commitment Period in such form as may be approved from time to time by the applicable Issuing Lender; provided that no Issuing Lender shall have any obligation to issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment, (ii) the aggregate amount of the Available Revolving Commitments would be less than zero or (iii) such Issuing Lender would have issued Letters of Credit in an aggregate amount in excess of the amount set forth opposite its name on Schedule 3.1 (as such schedule may be updated from time to time with the consent of each Issuing Lender and the Borrower). Each Letter of Credit shall (i) be denominated in Dollars and (ii) expire no later than the earlier of (x) the first anniversary of its date of issuance and (y) the date that is five Business Days prior to the latest then applicable Revolving Termination Date, provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (y) above) under customary “evergreen” provisions.

(b) No Issuing Lender shall at any time be obligated to issue any Letter of Credit if such issuance would conflict with, or cause such Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

3.2 Procedure for Issuance of Letter of Credit. The Borrower may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender at its address for notices specified herein an Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may request. Upon receipt of any Application, the Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by the Issuing Lender and the Borrower. The Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower promptly following the issuance thereof. The Issuing Lender shall promptly furnish to the Administrative Agent, which shall in turn promptly furnish to the Lenders, notice of the issuance of each Letter of Credit (including the amount thereof).

3.3 Fees and Other Charges. (a) The Borrower will pay a fee on all outstanding Letters of Credit at a per annum rate equal to the Applicable Margin then in effect with respect to Term Benchmark Loans under the Revolving Facility, shared ratably among the Revolving Lenders and payable quarterly in arrears on each Fee Payment Date after the issuance date. In addition, the Borrower shall pay to the applicable Issuing Lender for its own account a fronting fee of 0.175% per annum on the undrawn and unexpired amount of each Letter of Credit, payable quarterly in arrears on each Fee Payment Date after the issuance date.

(b) In addition to the foregoing fees, the Borrower shall pay or reimburse each Issuing Lender for such normal and customary costs and expenses as are incurred or charged by the Issuing Lenders in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit.

3.4 L/C Participations. (a) The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions set forth below, for such L/C Participant’s own account and risk an undivided interest equal to such L/C Participant’s Revolving Percentage in the Issuing Lender’s obligations and rights under and in respect of each Letter of Credit and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement (or in the event that any reimbursement received by the Issuing Lender shall be required to be returned by it at any time), such L/C Participant shall pay to the Issuing Lender upon demand at the Issuing Lender’s address for notices specified herein an amount equal to such L/C Participant’s Revolving Percentage of the amount that is not so reimbursed (or is so returned). Each L/C Participant’s obligation to pay such amount shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such L/C Participant may have against the Issuing Lender, the Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 5, (iii) any adverse change in the condition (financial or otherwise) of the Borrower, (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other L/C Participant or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing

(b) If any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit is paid to the Issuing Lender within three Business Days after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to Section 3.4(a) is not made available to the Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, the Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to ABR Loans under the Revolving Facility. A certificate of the Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

(c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with Section 3.4(a), the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by the Issuing Lender), or any payment of interest on account thereof, the Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided, however, that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

3.5 Reimbursement Obligation of the Borrower. If any draft is paid under any Letter of Credit, the Borrower shall reimburse the Issuing Lender for the amount of (a) the draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment, not later than 12:00 Noon, New York City time, on (i) the Business Day that the Borrower receives notice of such draft, if such notice is received on such day prior to 10:00 A.M., New York City time, or (ii) if clause (i) above does not apply, the Business Day immediately following the day that the Borrower receives such notice. Each such payment shall be made to the Issuing Lender at its address for notices referred to herein in Dollars and in immediately available funds. Interest shall be payable on any such amounts from the date on which the relevant draft is paid until payment in full at the rate set forth in (x) until the Business Day next succeeding the date of the relevant notice, Section 2.14(b) and (y) thereafter, Section 2.14(c).

3.6 Obligations Absolute. The Borrower’s obligations under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Borrower may have or have had against the Issuing Lender, any beneficiary of a Letter of Credit or any other Person. The Borrower also agrees with the Issuing Lender that the Issuing Lender shall not be responsible for, and the Borrower’s Reimbursement Obligations under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Issuing Lender. The Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct, shall be binding on the Borrower and shall not result in any liability of the Issuing Lender to the Borrower.

3.7 Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the Issuing Lender shall promptly notify the Borrower of the date and amount thereof. The responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit.

3.8 Applications. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Section 3, the provisions of this Section 3 shall apply.

3.9 Existing Letters of Credit. All Existing Letters of Credit shall be deemed to have been issued under this Agreement on the Closing Date and shall be outstanding hereunder and subject to all provisions contained herein and shall be deemed to be Letters of Credit, and the issuer of each Existing Letter of Credit shall be deemed to be the Issuing Lender with respect to each Existing Letter of Credit issued by it.

3.10 Reallocation Procedures. If the maturity date in respect of any Class of Revolving Commitments occurs prior to the expiration of any Letter of Credit, then (i) if one or more other tranches of Revolving Commitments in respect of which the maturity date shall not have occurred are then in effect, such Letters of Credit shall automatically be deemed to have been issued (including for purposes of the obligations of the Revolving Lenders to purchase participations therein and to make payments in respect thereof), and ratably participated in by Lenders pursuant to the Revolving Commitments in respect of such non-terminating tranches up to an aggregate amount not to exceed the aggregate principal amount of the unutilized Revolving Commitments thereunder at such time (it being understood that no partial face amount of any Letter of Credit may be so reallocated) and (ii) to the extent not reallocated pursuant to immediately preceding clause (i), the Borrower shall cash collateralize any such Letter of Credit in a manner reasonably satisfactory to the Administrative Agent.

SECTION 4. REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, the Borrower represents and warrants to the Administrative Agent and each Lender that:

4.1 Financial Condition. (a) The unaudited pro forma consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at June 30, 2024 (including the notes thereto) (the “Pro Forma Balance Sheet”) and the related pro forma consolidated statements of income and of cash flows ended on such date, copies of which have heretofore been furnished to each Lender, have been prepared giving effect (as if such events had occurred on such date) to (i) the 2024 Transactions and (ii) the payment of fees and expenses in connection with the foregoing (collectively, the “Transactions”). The Pro Forma Balance Sheet and the related pro forma consolidated statements of income and of cash flows have been prepared based on the best information available to the Borrower as of the date of delivery thereof, and present fairly on a pro forma basis the estimated financial position of Borrower and its consolidated Subsidiaries as at June 30, 2024, assuming that the events specified in the preceding sentence had actually occurred at such date.

(b) The audited consolidated balance sheets of the Borrower and its consolidated Subsidiaries as at December 31, 2021, December 31, 2022 and December 31, 2023, and the related consolidated statements of income and of cash flows for the fiscal years ended on such dates, reported on by and accompanied by an unqualified report from PricewaterhouseCoopers, present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the respective fiscal years then ended. The unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at June 30, 2024, and the related unaudited consolidated statements of income and cash flows for the 12-month period ended on such date, present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the 12-month period then ended (subject to normal year‑end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). During the period from December 31, 2023 to and including the date hereof there has been no Disposition by any Group Member of any material part of its business or property.

4.2 No Change. Except as disclosed on Schedule 4.2, since December 31, 2023, there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect.

4.3 Existence; Compliance with Law. Each Group Member (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation or other organization and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law except, with respect to any of the foregoing clauses (a)-(d), as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.4 Power; Authorization; Enforceable Obligations. Each Loan Party has the power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to obtain extensions of credit hereunder. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the extensions of credit on the terms and conditions of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the extensions of credit hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Loan Documents, except (i) consents, authorizations, filings and notices described in Schedule 4.4(a), which consents, authorizations, filings and notices have been obtained or made and are in full force and effect except as set forth in Schedule 4.4(b) and (ii) the filings referred to in Section 4.19. The failure of the consents, authorizations, filings and notices described in Schedule 4.4(b) to have been obtained or made and to be in full force and effect could not reasonably be expected to have a Material Adverse Effect. Each Loan Document has been duly executed and delivered on behalf of each Loan Party party thereto. This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

4.5 No Legal Bar. The execution, delivery and performance of this Agreement and the other Loan Documents, the issuance of Letters of Credit, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of any Loan Party and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents).

4.6 Litigation. Except as disclosed on Schedule 4.6, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against any Group Member or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) that could reasonably be expected to have a Material Adverse Effect.

4.7 No Default. No Default or Event of Default has occurred and is continuing.

4.8 Ownership of Property; Liens. Each Group Member has title in fee simple to, or a valid leasehold interest in, all its material real property, and good title to, or a valid leasehold interest in, all its other property material to the operation of its business except, as to such real property and other property, for minor defects in title that do not interfere in any material respect with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes, and none of such property is subject to any Lien except as permitted by Section 7.3.

4.9 Intellectual Property. Except where such failure would not reasonably be expected to have a Material Adverse Effect, each Group Member owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted. No claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does the Borrower know of any valid basis for any such claim, and the use of Intellectual Property by each Group Member does not infringe on the rights of any Person, in each case, except as could not reasonably be expected to have a Material Adverse Effect.

4.10 Taxes. Each Group Member has filed or caused to be filed all Federal, state and other material tax returns that are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which, if material, reserves in conformity with GAAP have been provided on the books of the relevant Group Member).

4.11 Federal Regulations. No part of the proceeds of any Loans, and no other extensions of credit hereunder, will be used (a) for “buying” or “carrying” any “margin stock” within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect for any purpose that violates the provisions of the Regulations of the Board or (b) for any purpose that violates the provisions of the Regulations of the Board. No more than 25% of the assets of the Group Members consist of “margin stock” as so defined. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U‑1, as applicable, referred to in Regulation U.

4.12 Labor Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against any Group Member pending or, to the knowledge of the Borrower, threatened; (b) hours worked by and payment made to employees of each Group Member have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters; and (c) all payments due from any Group Member on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the relevant Group Member.

4.13 ERISA. (a) Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) each Group Member and each of their respective ERISA Affiliates is in compliance with the terms of each Plan and with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder relating to the Plan; (ii) no ERISA Event (excluding any Foreign Plan Event) has occurred or is reasonably expected to occur; and (iii) all amounts required by applicable law with respect to, or by the terms of, any retiree welfare benefit arrangement maintained by any Group Member or any ERISA Affiliate or to which any Group Member or any ERISA Affiliate has an obligation to contribute have been accrued in accordance with Accounting Standards Codification Topic 715-60, or subsequent recodification thereof, as applicable. The present value of all accumulated benefit obligations under each Pension Plan (based on the assumptions used for purposes of Accounting Standards Codification Topic 715-30, or subsequent recodification thereof, as applicable) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than a material amount the fair market value of the assets of such Pension Plan allocable to such accrued benefits, and the present value of all accumulated benefit obligations of all underfunded Pension Plans (based on the assumptions used for purposes of Accounting Standards Topic 715-30, or subsequent recodification thereof, as applicable) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than a material amount the fair market value of the assets of all such underfunded Pension Plans.

(b) Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect, no Foreign Plan Event has occurred or is reasonably expected to occur.

4.14 Investment Company Act; Other Regulations. No Loan Party is an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board) that limits its ability to incur Indebtedness.

4.15 Subsidiaries. Except as disclosed to the Administrative Agent by the Borrower in writing from time to time on or after the Closing Date, (a) Schedule 4.15 sets forth the name and jurisdiction of incorporation of each Subsidiary and, as to each such Subsidiary, the percentage of each class of Capital Stock owned by any Loan Party and (b) there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors’ qualifying shares) of any nature relating to any Capital Stock of the Borrower or any Subsidiary, except as created by the Loan Documents.

4.16 Use of Proceeds. The proceeds of the Tranche A Term Loans shall be used to repay the existing tranche A term loans and the costs and expenses related to closing of the Tenth Amendment. The proceeds of the Revolving Loans and the Swingline Loans, and the Letters of Credit, shall be used for general corporate purposes. The proceeds of (i) the 2026 Incremental Term Loans shall be used for general corporate purposes, (ii) the 2026 Delayed Draw Term Loans shall be used to fund a portion of the Talkspace Acquisition and to pay fees and expenses in connection therewith and (iii) any other the Incremental Term Loans shall be used for general corporate purposes. The Borrower will not request any Loan or Letter of Credit, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Loan or Letter of Credit (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

4.17 Environmental Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

(a) the facilities and properties owned, leased or operated by any Group Member (the “Properties”) do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations or under circumstances that constitute or constituted a violation of, or could give rise to liability under, any Environmental Law;

(b) no Group Member has received or is aware of any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the business operated by any Group Member (the “Business”), nor does the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened;

(c) Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location that could give rise to liability under, any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Law;

(d) no judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened, under any Environmental Law to which any Group Member is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business;

(e) there has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of any Group Member in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws;

(f) the Properties and all operations at the Properties are in compliance, and have in the last five years been in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the Business; and

(g) no Group Member has assumed any liability of any other Person under Environmental Laws.

4.18 Accuracy of Information, etc. No statement or information contained in this Agreement, any other Loan Document or any other document, certificate or statement furnished by or on behalf of any Loan Party to the Administrative Agent or the Lenders, or any of them, for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained as of the date such statement, information, document or certificate was so furnished, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein not misleading~~.~~  The projections and pro forma financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. There is no fact known to any Loan Party that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents or in any other documents, certificates and statements furnished to the Administrative Agent and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents.

4.19 Security Documents. The Collateral Agreement is effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of the Pledged Stock (as defined in the Collateral Agreement), when stock certificates representing such Pledged Stock (to the extent constituting “certificated securities” under Section 8-102(4) of the New York UCC) are delivered to the Collateral Agent (together with a properly completed and signed stock power or endorsement), and in the case of the other Collateral described in the Collateral Agreement, when financing statements and other filings specified on Schedule 4.19(a) in appropriate form are filed in the offices specified on Schedule 4.19(a) and the filing of any short-form intellectual property security agreements with the United States Patent and Trademark Office and United States Copyright Office, as applicable, the Collateral Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the applicable Loan Parties in such Collateral and the proceeds thereof, as security for the Obligations (as defined in the Collateral Agreement), in each case prior and superior in right to any other Person (except, in the case of Collateral other than Pledged Stock, Liens permitted by Section 7.3).

4.20 Solvency. The Borrower and its Subsidiaries are, and after giving effect to the 2024 Transactions will be and will continue to be, Solvent on a consolidated basis.

4.21 Senior Indebtedness. The Obligations constitute “Senior Indebtedness” (or similar definition) of the Borrower under its Subordinated Indebtedness (if any).

4.22 Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective directors, officers and employees and to the knowledge of the Borrower its agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Borrower, any Subsidiary or to the knowledge of the Borrower or such Subsidiary any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Loan or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate Anti-Corruption Laws or applicable Sanctions.

4.23 Affected Financial Institutions. No Loan Party is an Affected Financial Institution.

SECTION 5. CONDITIONS PRECEDENT

5.1 [Reserved].

5.2 Conditions to Each Extension of Credit. The agreement of each Lender to make any extension of credit requested to be made by it on any date (including any Increased Facility Activation Date) is subject to the satisfaction of the following conditions precedent:

(a) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects).

(b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

(c) 2026 Delayed Draw Term Loans. Soley with respect to the Borrowing of the 2026 Delayed Draw Term Loans, the Administrative Agent shall have received (i) a certificate of a Responsible Officer of the Borrower (x) confirming compliance with the conditions set forth in paragraphs (a) and (b) of this Section 5.2 and (y) certifying that the Talkspace Acquisition Closing Date has occurred or is occurring concurrently with the Borrowing of the 2026 Delayed Draw Term Loans and (iii) a solvency certificate from the chief financial officer of the Borrower, in form and substance reasonably acceptable to the Administrative Agent, certifying that the Borrower and its Subsidiaries, on a consolidated basis after giving effect to the incurrence of the 2026 Delayed Draw Term Loans, are Solvent.

Each borrowing by and issuance of a Letter of Credit on behalf of the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such extension of credit that the conditions contained in this Section 5.2 have been satisfied.

SECTION 6. AFFIRMATIVE COVENANTS

The Borrower agrees that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or the Administrative Agent hereunder, the Borrower shall and shall cause each of its Subsidiaries to:

6.1 Financial Statements. Furnish to the Administrative Agent and each Lender through the Administrative Agent:

(a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by PricewaterhouseCoopers or other independent certified public accountants of nationally recognized standing; and

(b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year‑end audit adjustments);

All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied (except as approved by such accountants or officer, as the case may be, and disclosed in reasonable detail therein) consistently throughout the periods reflected therein and with prior periods.

6.2 Certificates; Other Information. Furnish to the Administrative Agent and each Lender (or, in the case of clause (g), to the relevant Lender):

(a) concurrently with the delivery of the financial statements referred to in Section 6.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that nothing has come to their attention to cause them to believe that any Default existed on the date of such statement, except as specified in such certificate, and confirming the calculations set forth in the Compliance Certificate delivered simultaneously therewith pursuant to clause 6.2(b);

(b) concurrently with the delivery of any financial statements pursuant to Section 6.1, (i) a certificate of a Responsible Officer stating that, to the best of such Responsible Officer’s knowledge, each Loan Party during such period has observed or performed all of its covenants and other agreements, and satisfied every condition contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) in the case of quarterly or annual financial statements, (x) a Compliance Certificate containing all information and calculations necessary for determining compliance with the provisions of this Agreement referred to therein as of the last day of the fiscal quarter or fiscal year of the Borrower, as the case may be, and (y) to the extent not previously disclosed to the Administrative Agent, (1) a description of any change in the jurisdiction of organization of any Loan Party, (2) a list of any material Intellectual Property registrations or applications acquired by the Borrower and any Secured Guarantor and (3) a description of any Person that has become a Group Member, in each case since the date of the most recent report delivered pursuant to this clause (y) (or, in the case of the first such report so delivered, since the Closing Date);

(c) as soon as available, and in any event no later than 60 days after the end of each fiscal year of the Borrower, a detailed consolidated budget for the following fiscal year (including a projected consolidated balance sheet of the Borrower and its Subsidiaries as of the end of the following fiscal year, the related consolidated statements of projected cash flow and projected income and a description of the underlying assumptions applicable thereto), and, as soon as available, significant revisions, if any, of such budget and projections with respect to such fiscal year (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections are based on reasonable estimates, information and assumptions and that such Responsible Officer has no reason to believe that such Projections are incorrect or misleading in any material respect;

(d) no later than 10 Business Days prior to the effectiveness thereof, copies of substantially final drafts of any proposed amendment, supplement, waiver or other modification with respect to the 2020 Indenture, the 2021 Indenture or the 2024 Indenture;

(e) within five days after the same are sent, copies of all financial statements and reports that the Borrower sends to the holders of any class of its debt securities or public equity securities and, within five days after the same are filed, copies of all financial statements and reports that the Borrower may make to, or file with, the SEC;

(f) promptly following receipt thereof, copies of (i) any documents described in Section 101(k) of ERISA that any Group Member or any ERISA Affiliate may request with respect to any Multiemployer Plan and (ii) any notices described in Section 101(l) of ERISA that any Group Member or any ERISA Affiliate may request with respect to any Multiemployer Plan; provided, that if the relevant Group Member or ERISA Affiliate has not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plan, then, upon reasonable request of the Administrative Agent, such Group Member or the ERISA Affiliate shall promptly make a request for such documents or notices from such administrator or sponsor and the Borrower shall provide copies of such documents and notices promptly after receipt thereof;

(g) promptly, such additional financial and other information as any Lender may from time to time reasonably request;

(h) to the extent that the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation or otherwise becomes subject to the Beneficial Ownership Regulation, in each case, at any time after the Sixth Amendment Effective Date, (x) provide such information and documentation for purposes of compliance with the Beneficial Ownership Regulation directly to the Lenders and (y) promptly provide a representation and warranty to the Lenders that the information included in any Beneficial Ownership Certifications delivered pursuant to clause (x) above is true and correct in all material respects as of the date of its delivery; and

(i) prompt notice of any change in the information provided in any Beneficial Ownership Certification delivered pursuant to clause (h) above that would result in a change to the list of beneficial owners identified therein.

Information required to be delivered pursuant to clauses 6.1(a), 6.1(b) and 6.2(e) above shall be deemed to have been delivered on the date on which the Borrower provides notice to the Administrative Agent that such information has been filed with the SEC and is available at www.sec.gov. Such notice may be included in a certificate delivered pursuant to clause 6.2(a).

6.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material tax obligations and all of its other obligations of whatever nature, except (a) where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the relevant Group Member and (b) in the case of obligations other than tax obligations, to the extent that the failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

6.4 Maintenance of Existence; Compliance. (a)(i) Preserve, renew and keep in full force and effect its organizational existence, provided that any Subsidiary may change the form if its entity organization, including from a corporation to a limited liability company and (ii) take all reasonable action to maintain all rights, privileges and franchises material to the normal conduct of its business, except, in each case, as otherwise permitted by Section 7.4 and except, in the case of clause (ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (b) comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

6.5 Maintenance of Property; Insurance. (a) Keep all property material to the operation of its business in good working order and condition, ordinary wear and tear excepted and (b) maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business, subject to the Borrower’s standard self insurance policy.

6.6 Inspection of Property; Books and Records; Discussions. (a) Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and (b) permit representatives of the Administrative Agent or any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Group Members with officers and employees of the Group Members and with their independent certified public accountants.

6.7 Notices. Within three Business Days give notice to the Administrative Agent upon a Responsible Officer of the Borrower obtaining actual knowledge of:

(a) the occurrence of any Default or Event of Default (if the same is continuing);

(b) any (i) default or event of default under any Contractual Obligation of any Group Member or (ii) litigation, investigation or proceeding that may exist at any time between any Group Member and any Governmental Authority, that in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

(c) any material litigation or proceeding affecting any Group Member (i) in which the amount involved is $25,000,000 or more and not covered by insurance, (ii) in which injunctive or similar relief is sought or (iii) which relates to any Loan Document;

(d) an ERISA Event, as soon as possible and in any event within 10 days after the Borrower knows or has reason to know thereof; and

(e) any development or event that has had or could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section 6.7 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the relevant Group Member proposes to take with respect thereto.

6.8 Environmental Laws. (a) Comply in all material respects with, and take commercially reasonable efforts to ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply in all material respects with and maintain, and take commercially reasonable efforts to ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws. This clause (a) shall be deemed not breached by a noncompliance with the foregoing if, upon learning of such noncompliance, the Borrower and any affected Subsidiaries promptly undertake reasonable efforts to eliminate such noncompliance, and such noncompliance and the elimination thereof, in the aggregate with any other noncompliance with any of the foregoing and the elimination thereof, could not reasonably be expected to have a Material Adverse Effect.

(b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all orders and directives of all Governmental Authorities regarding Environmental Laws. This clause (b) shall be deemed not breached by a failure to comply with such an order or directive if the Borrower and any affected Subsidiaries timely challenge in good faith such order or directive in a manner consistent with all applicable Environmental Laws and pursue such challenge diligently, and the pendency and pursuit of such challenge, in the aggregate with the pendency and pursuit of any other such challenges, could not reasonably be expected to have a Material Adverse Effect.

6.9 [Reserved].

6.10 Additional Collateral, etc. (a) With respect to any property acquired after the Closing Date by any Group Member which is not a Non-Material Subsidiary, Specified Joint Venture or a not-for-profit corporation or similar entity that is prohibited from granting a Lien on its assets to secure the Obligations by a Requirement of Law (other than (x) any property described in paragraph (c), (d) or (e) below, (y) any fixed or capital assets subject to a Lien securing Indebtedness incurred in accordance with Section 7.2 to finance the acquisition of such fixed or capital assets, provided that such Liens were created substantially simultaneously with the acquisition of such fixed or capital assets and (z) property acquired by any Excluded Foreign Subsidiary) as to which the Collateral Agent, for the benefit of the Secured Parties, does not have a perfected Lien, promptly (i) execute and deliver to the Collateral Agent such amendments to the Collateral Agreement or such other documents as the Collateral Agent deems necessary or advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in such property and (ii) take all actions necessary or advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected first priority security interest in such property, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Collateral

Agreement or by law or as may be requested by the Collateral Agent; provided, further that no such Lien shall be required to be granted on any real property.

(b) [Reserved].

(c) With respect to any new Subsidiary (other than an Excluded Foreign Subsidiary, a Non-Material Subsidiary, a Specified Joint Venture or a not-for-profit corporation or similar entity that is prohibited from granting a Lien on its assets to secure the Obligations by a Requirement of Law) created or acquired after November 15, 2010 by any Loan Party (which, for the purposes of this paragraph (c), shall include any existing Subsidiary that ceases to be an Excluded Foreign Subsidiary, a Non-Material Subsidiary, a Specified Joint Venture or a not-for-profit corporation or similar entity that is prohibited from granting a Lien on its assets to secure the Obligations by a Requirement of Law), promptly (i) execute and deliver to the Collateral Agent such amendments to the Collateral Agreement as the Collateral Agent deems necessary or advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by any Loan Party, (ii) deliver to the Collateral Agent any certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the relevant Loan Party, (iii) cause such new Subsidiary other than any Specified Joint Venture (A) to become a party to the Subsidiary Guarantee Agreement and the Collateral Agreement, (B) to take such actions necessary or advisable to grant to the Collateral Agent for the benefit of the Secured Parties a perfected first priority security interest in the Collateral described in the Collateral Agreement with respect to such new Subsidiary, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Collateral Agreement or by law or as may be requested by the Collateral Agent and (C) to deliver to the Administrative Agent a certificate of such Subsidiary, substantially in the form of Exhibit C, with appropriate insertions and attachments, and a long form good standing certificate from its jurisdiction of organization, and (iv) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

(d) With respect to any new Subsidiary (other than a Subsidiary required to become a Secured Guarantor pursuant to Section 6.10(c)) created or acquired after the Closing Date by any Loan Party, promptly (i) execute and deliver to the Collateral Agent such amendments to the Collateral Agreement as the Collateral Agent deems necessary or advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by any such Loan Party (provided that in no event shall more than 65% of the total outstanding voting Capital Stock of any Excluded Foreign Subsidiary be required to be so pledged), (ii) deliver to the Collateral Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the relevant Loan Party, and take such other action as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the Collateral Agent’s security interest therein, and (iii) if requested by the Collateral Agent, deliver to the Collateral Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Collateral Agent.

(e) If, at the end of any fiscal quarter of the Borrower after the Closing Date, Subsidiaries that are “Non-Material Subsidiaries” pursuant to the definition of “Non-Material Subsidiary” exceed the amounts set forth in the definition thereof, promptly following delivery of each Compliance Certificate delivered pursuant to Section 6.2(b), (i) execute and deliver to the Collateral Agent such amendments to the Collateral Agreement as the Collateral Agent deems necessary or advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Capital Stock of each Subsidiary so designated by the Borrower that is owned by any Group Member,

(ii) deliver to the Collateral Agent any certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the relevant Group Member, (iii) cause each Subsidiary designated by the Borrower (A) to become a party to the Subsidiary Guarantee Agreement and the Collateral Agreement, (B) to take such actions necessary or advisable to grant to the Collateral Agent for the benefit of the Secured Parties a perfected first priority security interest in the Collateral described in the Collateral Agreement with respect to such Subsidiaries designated by the Borrower, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Collateral Agreement or by law or as may be requested by the Collateral Agent and (C) to deliver to the Collateral Agent a certificate of such Subsidiaries designated by the Borrower, substantially in the form of Exhibit C, with appropriate insertions and attachments, and (iv) if requested by the Collateral Agent, deliver to the Collateral Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent, so that the foregoing condition regarding the definition of “Non-Material Subsidiary” continues to be true.

(f) The Borrower may, from time to time in its sole discretion, elect to cause one or more Non-Material Subsidiaries not required to become parties to the Security Documents pursuant to this Agreement (including for the avoidance of doubt according to Section 6.10(e)) to become either (i) Secured Guarantors in a manner consistent with Section 6.10(c) or (ii) Unsecured Guarantors by causing such Subsidiary (x) to become a party to the Subsidiary Guarantee Agreement and (y) to deliver to the Administrative Agent a certificate of such Subsidiary, substantially in the form of Exhibit C, with appropriate insertions and attachments, and a long form good standing certificate from its jurisdiction of organization.

6.11 Maintenance of Ratings. Use commercially reasonable efforts, including, for the avoidance of doubt, the payment of the usual and customary fees and expenses of each of S&P and Moody’s, to cause the Borrower to continuously have public corporate credit and corporate family ratings, as applicable, from S&P and Moody’s; provided that nothing herein shall require the maintenance of any such ratings with respect to securities issued by the Borrower in an unsecured capital markets transaction.

6.12 ERISA Compliance. With respect to each Group Member and each of their respective ERISA Affiliates, comply with the terms of each Plan and with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder relating to the Plans, except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

6.13 Post-Closing Covenants. Take each action otherwise required hereunder and set forth on Schedule 6.13 within the period set forth on Schedule 6.13 for such action.

SECTION 7. NEGATIVE COVENANTS

The Borrower hereby agrees that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or the Administrative Agent hereunder, the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

7.1 Financial Condition Covenants.

(a) Consolidated Net Leverage Ratio. Permit the Consolidated Net Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower (or, if less, the number of full fiscal quarters subsequent to the Closing Date) ending with any fiscal quarter to exceed 3.75:1.00 (provided, that, at the election of the Borrower by delivering written notice to the Administrative Agent on or prior to the consummation of a Material Permitted Acquisition, the applicable Consolidated Net Leverage Ratio shall be 4.25:1.00 for four quarters following such Material Permitted Acquisition; provided, further, that the Borrower may only make up to three such elections during the term of this Agreement and, after making any such election, may only make a subsequent election after at least one full fiscal quarter shall have elapsed after the end of any step-up in the maximum Consolidated Net Leverage Ratio as a result of a prior election); provided, further, that from and after the Collateral Release Date (unless the Collateral and Guarantees have been reinstated in accordance with Section 10.14(c), Indebtedness of Subsidiaries (other than any Specified Joint Ventures and Foreign Subsidiaries) must be permitted under Section 7.2.

(b) [Reserved].

7.2 Indebtedness. Create, issue, incur, assume, become liable in respect of or suffer to exist any Indebtedness (it being understood that any Indebtedness of any Subsidiary (other than any Specified Joint Venture or Foreign Subsidiary) incurred in reliance on this Section 7.2 prior to the Collateral Release Date (or after any reinstatement of the Collateral and Guarantees), shall be permitted but shall not be refinanced or extended except to the extent permitted under this Section 7.2 (other than Section 7.2(m)), except:

(a) Indebtedness of any Loan Party pursuant to any Loan Document;

(b) Indebtedness of the Borrower to any Subsidiary and of any Guarantor to the Borrower or any other Subsidiary;

(c) Guarantee Obligations incurred in the ordinary course of business by the (i) Borrower or any of its Subsidiaries of obligations of any Secured Guarantor, (ii) any Unsecured Guarantor of obligations of any other Unsecured Guarantor and (iii) any Subsidiary that is not a Guarantor of any other Subsidiary that is not a Guarantor;

(d) Indebtedness outstanding on the Tenth Amendment Effective Date and listed on Schedule 7.2(d);

(e) Indebtedness of the Loan Parties in respect of the Secured Senior Notes in an aggregate principal amount not to exceed $3,500,000,000;

(f) Indebtedness of any Group Member in respect to the Receivables Financing;

(g) Indebtedness of any Person that becomes a Subsidiary after the date hereof other than as a result of a Division, provided that (i) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation or in connection with such Person becoming a Subsidiary and (ii) after giving pro forma effect to the incurrence of such Indebtedness, the Borrower shall be in compliance with the covenant set forth in Section 7.1(a) recomputed as of the last day of the most recently ended four quarters period;

(h) additional unsecured Indebtedness of the Borrower or, prior to the Collateral Release Date (or, if applicable, after the Collateral and Guarantees are reinstated), any of its Subsidiaries; provided that (i) the aggregate principal amount of such Indebtedness outstanding at any time shall not exceed $250,000,000 and (ii) the net cash proceeds of any such Indebtedness are used to finance Investments made pursuant to Section 7.8(m) or to refinance Revolving Loans, the proceeds of which were used to make Investments pursuant to Section 7.8(m);

(i) so long as no Event of Default shall have occurred and be continuing, additional Indebtedness (including, without limitation, Capital Lease Obligations and purchase money obligations) of the Borrower or any of its Subsidiaries in an aggregate principal amount (for the Borrower and all Subsidiaries) not to exceed $300,000,000 at any one time outstanding;

(j) Indebtedness of the Borrower in respect of one or more series of senior secured notes pursuant to an indenture or a note purchase agreement or otherwise and any extensions, renewals, refinancings and replacements thereof (the “Additional Notes”); provided that (i) such Additional Notes are secured by the Collateral on a pari passu basis with the Obligations pursuant to an intercreditor agreement reasonably acceptable to the Administrative Agent or the extent the Collateral Release Date has occurred, and the Collateral and Guarantees shall not have been reinstated, are unsecured and not guaranteed by any Subsidiary, (ii) such Additional Notes are not secured by any property or assets of the Borrower or any Subsidiary other than, prior to the Collateral Release Date (or, if applicable, after the Collateral and Guarantees are reinstated), the Collateral, (iii) such Additional Notes are not scheduled to mature prior to the date that is 91 days after the Latest Term Facility Maturity Date, (iv) the aggregate outstanding principal amount of all (x) Additional Notes issued pursuant to this paragraph (j) plus (y) Indebtedness issued pursuant to Section 2.24, shall not exceed the Maximum Incremental Amount at any time, (v) to the extent applicable, the security agreements relating to the Additional Notes are substantially the same as the Security Documents (with such differences as are reasonably satisfactory to the Administrative Agent), (vi) such Additional Notes are not guaranteed or secured by any Subsidiaries of the Borrower other than, prior to the Collateral Release Date (or, if applicable, the Collateral and Guarantees are reinstated), the Loan Parties, (vii) the documentation with respect to any Additional Notes contains no mandatory prepayment, repurchase or redemption provisions except with respect to change of control and asset sale offers that are customary for high yield notes of such type, (viii) no Default then exists or would result therefrom and (ix) the covenants, events of default, guarantees, security documents and other terms and conditions of such Additional Notes (excluding pricing) are, taken as a whole, not more restrictive to the Borrower and its Subsidiaries than those herein based on the good faith determination of a Responsible Officer;

(k) additional unsecured Indebtedness of the Borrower of the type referred to in clause (ii) of the definition of “Indebtedness”; provided that (x) no Default then exists or would result therefrom, (y) the maturity date of such Indebtedness occurs after the Latest Term Facility Maturity Date and (z) the aggregate principal amount of such Indebtedness outstanding at any time shall not exceed $250,000,000;

(l) additional unsecured Indebtedness of the Borrower; provided that (x) no Default then exists or would result therefrom, (y) the maturity date of such Indebtedness occurs after the Latest Term Facility Maturity Date and (z) after giving effect to the incurrence thereof, the Borrower shall be in compliance with the covenant set forth in Section 7.1(a) recomputed as of the last day of the most recently ended four quarters period;

(m) Indebtedness which represents a replacement, refinancing, refunding or renewal of any of the Indebtedness described in clauses (d), (e), (f), (g), (h), (i), (j), (k), and (l) hereof (any such Indebtedness being referred to as “Refinancing Indebtedness”); provided that (i) the principal amount of such Indebtedness is not increased, (ii) any Liens securing such Indebtedness are not extended to any additional property of any Loan Party, (iii) no Loan Party that is not originally obligated with respect to repayment of such Indebtedness is required to become obligated with respect thereto, (iv) such replacement, refinancing, refunding or renewal does not result in a shortening of the average weighted maturity of the Indebtedness so extended, modified, replaced, refinanced, refunded or renewed, (v) if the Indebtedness that is refinanced, refunded, renewed, modified, replaced or extended was unsecured Indebtedness, then the replacement, refinancing, refunding or renewal Indebtedness must be unsecured, (vi) if the Indebtedness that is refinanced, refunded, renewed, modified, replaced or extended was Subordinated Indebtedness, then the terms and conditions of the replacement, refinancing, refunding or renewal Indebtedness must include subordination terms and conditions that are at least as favorable to the Administrative Agent and the Lenders as those that were applicable to the replacement, refinancing, refunding or renewal Indebtedness and (vii) such Refinancing Indebtedness may be issued or incurred within sixty (60) days (before or after) of the repayment of the applicable Indebtedness described in clause (d), (e), (f), (g), (h), (i), (j), (k), or (l) using interim Indebtedness otherwise permitted hereunder, and provided, further, that in the case of any replacement, refinancing, refunding or renewal of any of the Secured Senior Notes, such replacement, refinancing, refunding or renewal Indebtedness shall not mature prior to the date that is ninety (90) days after the Latest Term Facility Maturity Date; and

(n) other Indebtedness of the Borrower or any of its Subsidiaries (whether secured or unsecured) in an aggregate principal amount not to exceed $500,000,000 at any one time outstanding.

7.3 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired, except:

(a) Liens for taxes not yet due or that are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

(b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings;

(c) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation;

(d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, are not substantial in amount and that do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

(f) Liens in existence on the Tenth Amendment Effective Date listed on Schedule 7.3(f), securing Indebtedness permitted by Section 7.2(d), provided that no such Lien is spread to cover any additional property after such date and that the amount of Indebtedness secured thereby is not increased;

(g) Liens created pursuant to the Security Documents;

(h) any interest or title of a lessor under any lease entered into by the Borrower or any Subsidiary in the ordinary course of its business and covering only the assets so leased;

(i) Liens securing the Secured Senior Notes pursuant to the Collateral Agreement;

(j) Liens arising out of the Receivables Financing;

(k) any Lien existing on any asset of any Person at the time such Person becomes a Subsidiary and not created in contemplation of such event;

(l) any Lien existing on any asset prior to the acquisition thereof by the Borrower or a Subsidiary and not created in contemplation of such acquisition;

(m) any Lien arising out of the refinancing, replacement, renewal or refunding of any Indebtedness permitted under Section 7.2(m);

(n) Liens not otherwise permitted by this Section so long as the aggregate outstanding principal amount of the obligations secured thereby does not exceed (as to the Borrower and all Subsidiaries) $300,000,000 at any one time; and

(o) Liens on Collateral in respect of Indebtedness permitted by Section 7.2(j) and subject to the provisions set forth in Section 7.2(j).

7.4 Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its property or business, except that:

(a) any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving corporation) or with or into any other Subsidiary (provided that (x) in any such transaction involving a Wholly Owned Subsidiary Guarantor, the Wholly Owned Subsidiary Guarantor shall be the continuing or surviving corporation, (y) in any such transaction to which the foregoing clause (x) does not apply and involving a Guarantor, the Guarantor shall be the continuing or surviving corporation) and (z) if such Guarantor is a Secured Guarantor, then the continuing or surviving corporation shall be a Secured Guarantor;

(b) any Subsidiary of the Borrower may Dispose of any or all of its assets (i) to the Borrower or any Wholly Owned Subsidiary Guarantor (upon voluntary liquidation or otherwise) or (ii) pursuant to a Disposition permitted by Section 7.5; provided that if the transferor Subsidiary is a Secured Guarantor, then the transferee Subsidiary shall be a Secured Guarantor;

(c) any Investment expressly permitted by Section 7.8 may be structured as a merger, consolidation or amalgamation; and

(d) any Subsidiary that is an LLC may consummate a Division as the Dividing Person if, immediately upon the consummation of the Division, the assets of the applicable Dividing Person are held by one or more Guarantors at such time; provided that if the Dividing Person is a Secured Guarantor prior to consummation of the Division, then the assets of such Dividing Person shall be held by one or more Secured Guarantors after the consummation of the Division.

Notwithstanding anything to the contrary in this Agreement, any Subsidiary which is a Division Successor resulting from a Division of assets of a Subsidiary that is not a Non-Material Subsidiary may not be deemed to be a Non-Material Subsidiary at the time of or in connection with the applicable Division.

7.5 Disposition of Property. Dispose of any of its property, whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary’s Capital Stock to any Person, except:

(a) the Disposition of obsolete or worn out property in the ordinary course of business;

(b) the sale of inventory in the ordinary course of business;

(c) Dispositions permitted by clause (i) of Section 7.4(b) and Section 7.11;

(d) the sale or issuance of any Subsidiary’s Capital Stock to the Borrower or any Guarantor; provided that if the Capital Stock is owned by a Secured Guarantor, then such sale or issuance shall be limited to the Borrower or any other Secured Guarantor;

(e) the Disposition by any Subsidiary of the Borrower of substantially all of its accounts receivable to the special purpose Subsidiary referred to in the definition of “Receivables Financing” pursuant to the Receivables Financing and such Subsidiary may obtain financing of up to $600,000,000 by selling or pledging substantially all such accounts receivable to certain investors;

(f) the Disposition of (i) other property having a fair market value not to exceed, in the aggregate for any fiscal year of the Borrower, 5.0% of the consolidated total assets of the Borrower and its Subsidiaries (calculated in conformity with GAAP based on the annual financial statements for the prior fiscal year of the Borrower delivered to the Administrative Agent pursuant to Section 6.1(a)) and (ii) Non-Material Subsidiaries (or property of Non-Material Subsidiaries) having a fair market value not to exceed, in the aggregate during the term of this Agreement, the Non-Material Subsidiary Cap; and

(g) any Disposition required to be made by any Governmental Authority.

7.6 Restricted Payments. Declare or pay any dividend (other than dividends payable solely in common stock of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock (other than any Permitted Bond Hedge and any Permitted Warrant) of any Group Member, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of any Group Member (collectively, “Restricted Payments”), except that:

(a) any Subsidiary may make Restricted Payments ratably to its respective shareholders;

(b) so long as no Event of Default shall have occurred and be continuing, the Borrower may purchase the Borrower’s common stock or common stock options from present or former officers or employees of any Group Member upon the death, disability or termination of employment of such officer or employee;

(c) the Borrower may declare and pay quarterly dividends with respect to the common stock of the Borrower not to exceed $0.10 per share;

(d) any payment of cash by the Borrower or the Subsidiary issuer upon conversion or exchange of any Convertible Notes;

(e) other Restricted Payments not to exceed the Available Excess Cash Flow Amount on such date minus (i) the cumulative amount used to make Investments pursuant to Section 7.8(i) and (ii) the cumulative amount used to make Restricted Payments pursuant to this clause (e) prior to such date;

(f) in addition to Restricted Payments otherwise expressly permitted by this Section, Restricted Payments by the Borrower in an aggregate amount not to exceed the difference between (x) $400,000,000 since the Tenth Amendment Effective Date and (y) the cumulative amount (valued at cost) used to make Investments pursuant to Section 7.8(m) prior to the date of such Restricted Payment; and

(g) other Restricted Payments; provided that (i) the Consolidated Net Leverage Ratio, calculated on a pro forma basis after giving effect to such Restricted Payments and the incurrence of all Indebtedness in connection therewith for the four most-recent fiscal quarters shall not be more than 3.50 to 1.00 and (ii) no Default or Event of Default shall then exist or would exist after giving effect thereto.

7.7 [Reserved].

7.8 Investments. Make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase, hold or acquire (including pursuant to any merger with, or as a Division Successor pursuant to the Division of, any Person that was not a wholly owned Subsidiary prior to such merger or Division) any Capital Stock, bonds, notes, debentures or other debt securities of, or any assets constituting a business unit of, or make any other investment in, any Person (all of the foregoing, “Investments”), except:

(a) Investments in existence on the Closing Date;

(b) extensions of trade credit in the ordinary course of business;

(c) investments in Cash Equivalents;

(d) Guarantee Obligations permitted by Section 7.2;

(e) loans and advances to employees of any Group Member in the ordinary course of business (including for travel, entertainment and relocation expenses) not to exceed $10,000,000 in the aggregate at any time outstanding;

(f) [Reserved];

(g) Investments in assets useful in the business of the Borrower and its Subsidiaries made by the Borrower or any of its Subsidiaries with the proceeds of any Reinvestment Deferred Amount;

(h) intercompany Investments by any Group Member in the Borrower or any Person that, prior to such investment, is a Subsidiary or, promptly after such Investment becomes a Subsidiary and performs the actions set forth in Section 6.10(c); provided that the amount of intercompany Investments made in any Subsidiary that is not a Guarantor pursuant to this clause (h) shall not exceed $100,000,000 in the aggregate;

(i) so long as no Event of Default shall have occurred and be continuing, other Investments (valued at cost) not to exceed the Available Excess Cash Flow Amount on such date minus (i) the cumulative amount used to make Restricted Payments pursuant to Section 7.6(e) and (ii) the cumulative amount used to make Investments pursuant to this clause (i) prior to such date;

(j) Investments in any Permitted Bond Hedge;

(k) Investments by means of any payment of cash by the Borrower or the Subsidiary issuer upon conversion or exchange of any Convertible Notes;

(l) Investments in Non-Material Subsidiaries to the extent the proceeds of such loans are used to fund Capital Expenditures;

(m) in addition to Investments otherwise expressly permitted by this Section, (i) Investments by the Borrower or any of its Subsidiaries in an aggregate amount (valued at cost) not to exceed the difference between (x) $400,000,000 since the Tenth Amendment Effective Date and (y) the cumulative amount used to make Restricted Payments pursuant to Section 7.6(f) prior to the date of such Investment and (ii) other Investments by the Borrower or any of its Subsidiaries; provided that (i) the Consolidated Net Leverage Ratio, calculated on a pro forma basis after giving effect to any such Investment for the four most-recent fiscal quarters shall not be more than 3.50 to 1.00 (or, in the case of an Investment that constitutes a Material Permitted Acquisition with respect to which Borrower has delivered written notice of election to the Administrative Agent in accordance with Section 7.1(a), the applicable Consolidated Net Leverage Ratio that will be required under Section 7.1(a) for the four quarters following such Material Permitted Acquisition after giving effect to the election) and (ii) no Default or Event of Default shall then exist or would exist after giving effect thereto

; provided that for purposes of determining the amount of Investments made, the amount of any Investment made by a Subsidiary that is not a wholly-owned Subsidiary of the Borrower shall only include the allocable portion of such Investment corresponding to the Borrower’s direct or indirect ownership interest in such Subsidiary.

7.9 Optional Payments and Modifications of Certain Debt Instruments. (a) Make or offer to make any optional or voluntary payment, prepayment, repurchase or redemption of or otherwise optionally or voluntarily defease or segregate funds with respect to the Secured Senior Notes or any Subordinated Indebtedness other than in connection with a refinancing thereof permitted by Section 7.2(m) unless (i) the Consolidated Net Leverage Ratio, calculated on a pro forma basis after giving effect to such prepayment, redemption or purchase for the four most-recent fiscal quarters shall not be more than 3.50 to 1.00 and (ii) no Default or Event of Default shall then exist or would exist after giving effect thereto or (b) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of any of the Secured Senior Notes to the extent that such amendment, modification, waiver or change could reasonably be expected to be adverse in any material respect to the Lenders.

7.10 Transactions with Affiliates. Except for any transaction (x) consistent with normal business practices consummated pursuant to Management Agreements or (y) involving aggregate payments or consideration not in excess of $25 million, enter into any transaction, including any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than the Borrower or any Wholly Owned Subsidiary Guarantor) unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of business of the relevant Group Member, and (c) upon fair and reasonable terms no less favorable to the relevant Group Member than it would obtain in a comparable arm’s length transaction with a Person that is not an Affiliate.

7.11 Sales and Leasebacks. Enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, except for any such sale of any fixed or capital assets by the Borrower or any Subsidiary that is made for cash consideration in an amount not less than the fair value of such fixed or capital asset and is consummated within 90 days after the Borrower or Subsidiary acquires or completes the construction of such fixed or capital asset, provided that the aggregate amount of sale and leaseback transactions consummated in reliance on this Section 7.11 shall not exceed $100,000,000. Nothing in this Section 7.11 shall prohibit the substitution of properties in a new sale and leaseback arrangement for properties then subject to sale-leaseback arrangements which were in existence on the Tenth Amendment Effective Date or were thereafter effected in compliance with this Section 7.11.

7.12 Swap Agreements. Enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which the Borrower or any Subsidiary has actual exposure (other than those in respect of Capital Stock, the Secured Senior Notes), (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Borrower or any Subsidiary, (c) any Permitted Bond Hedge and (d) any Permitted Warrant.

7.13 Changes in Fiscal Periods. Permit the fiscal year of the Borrower to end on a day other than December 31 or change the Borrower’s method of determining fiscal quarters.

7.14 Negative Pledge Clauses. Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of any Group Member to create, incur, assume or suffer to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, to secure its obligations under the Loan Documents to which it is a party other than (a) this Agreement and the other Loan Documents, (b) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby), (c) any agreement governing Indebtedness of a Specified Joint Venture; provided that, in the case of this clause (c), such prohibitions or limitations contained therein do not extend to any other Group Member and (d) the 2020 Indenture, the 2021 Indenture or the 2024 Indenture and any refinancing thereof permitted by Section 7.2(m); provided that the provisions of any such refinancing that prohibit or limit the ability of any Group Member to create, incur, assume or suffer to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, to secure its obligations under the Loan Documents to which it is a party are at least as favorable to the Secured Parties as those contained in the 2020 Indenture, the 2021 Indenture or the 2024 Indenture, as applicable.

7.15 Clauses Restricting Subsidiary Distributions. Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of the Borrower to (a) make Restricted Payments in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, the Borrower or any other Subsidiary of the Borrower, (b) make loans or advances to, or other Investments in, the Borrower or any other Subsidiary of the Borrower or (c) transfer any of its assets to the Borrower or any other Subsidiary of the Borrower, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents, (ii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary, (iii) with respect to any Subsidiary that is not a Wholly Owned Subsidiary, restrictions contained in the formation documents of such Subsidiary (provided that in the case of any such Subsidiary in existence on the Closing Date, the exception provided for in this clause (iii) shall only be applicable with respect to the formation documents of such Subsidiary as in effect on July 9, 2010, or the date of formation of such Subsidiary if a later date) and (iv) the 2020 Indenture, the 2021 Indenture or the 2024 Indenture and any refinancing thereof permitted by Section 7.2(m); provided that the provisions of any such refinancing that impose any encumbrance or restriction described in the foregoing clauses (a) through (c) are at least as favorable to the Secured Parties as those contained in the 2020 Indenture, the 2021 Indenture or the 2024 Indenture, as applicable.

7.16 Lines of Business. Enter into any business, either directly or through any Subsidiary, except for those businesses of the same general type in which the Borrower and its Subsidiaries are engaged on the date of this Agreement or that are reasonably related thereto.

SECTION 8. EVENTS OF DEFAULT

If any of the following events shall occur and be continuing:

(a) the Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation, or any other amount payable hereunder or under any other Loan Document, within five days after any such interest or other amount becomes due in accordance with the terms hereof; or

(b) any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made; or

(c) any Loan Party shall default in the observance or performance of any agreement contained in clause (i) of Section 6.4(a) (with respect to the Borrower only), Section 6.7(a) or Section 7 of this Agreement; or

(d) any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days after notice to the Borrower from the Administrative Agent or the Required Lenders; or

(e) (i) any Group Member shall (A) default in making any payment of any principal of any Indebtedness (including any Guarantee Obligation, but excluding the Loans) on the scheduled or original due date with respect thereto; or (B) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (C) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist (other than any event or condition that permits the holder(s) of any Convertible Notes to convert or exchange such Indebtedness, by its terms, into or for cash and/or common stock of the Borrower), the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable or (ii) there occurs under any Swap Agreement an Early Termination Date or similar concept (as defined in such Swap Agreement) resulting from (A) any event of default under such Swap Agreement as to which a Group Member is the Defaulting Party or similar concept (as defined in such Swap Agreement) or (B) any Additional Termination Event or similar concept (as so defined) under such Swap Agreement as to which a Group Member is the sole Affected Party or similar concept (as so defined); provided, that a default, event or condition described in clause (i)(A), (i)(B), (i)(C), (ii)(A) or (ii)(B) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in such clauses shall have occurred and be continuing and the aggregate of (x) in the case of clauses (i)(A), (i)(B), (i)(C) of this paragraph (e), the aggregate outstanding principal amount of the relevant Indebtedness plus (y) in the case of clauses (ii)(A) and (ii)(B) of this paragraph (e), the Swap Termination Value owed by the relevant Group Members as a result of any such events is $100,000,000 or more; or

(f) (i) any Group Member (other than a Non-Material Subsidiary) shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding‑up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets; or (ii) there shall be commenced against any Group Member (other than a Non-Material Subsidiary) any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed or undischarged for a period of 60 days; or (iii) there shall be commenced against any Group Member (other than a Non-Material Subsidiary) any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Group Member (other than a Non-Material Subsidiary) shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Group Member (other than a Non-Material Subsidiary) shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or (vi) or any Group Member (other than a Non-Material Subsidiary) shall make a general assignment for the benefit of its creditors; or

(g) (i) an ERISA Event shall have occurred, (ii) a trustee shall be appointed by a United States district court to administer any Pension Plan, (iii) the PBGC shall institute proceedings to terminate any Pension Plan(s), (iv) any Loan Party or any of their respective ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan that it has incurred or will be assessed Withdrawal Liability to such Multiemployer Plan and such entity does not have reasonable grounds for contesting such Withdrawal Liability or is not contesting such Withdrawal Liability in a timely and appropriate manner; or (v) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (v) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to result in a Material Adverse Effect; or

(h) one or more judgments or decrees shall be entered against any Group Member involving in the aggregate a liability (not (x) fully covered by insurance as to which the relevant insurance company has acknowledged coverage or (y) paid within 30 days) of $100,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

(i) any of the Security Documents shall cease, for any reason, with respect to a material part of the Collateral to be in full force and effect, or any Loan Party or any Affiliate of any Loan Party shall so assert, or any Lien created by any of the Security Documents on any material part of the Collateral shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

(j) the guarantee contained in Section 2 of the Subsidiary Guarantee Agreement shall cease, for any reason, to be in full force and effect or any Loan Party or any Affiliate of any Loan Party shall so assert; or

(k) (i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)‑5 under the Exchange Act), directly or indirectly, of more than 35% of the outstanding common stock of the Borrower; (ii) the board of directors of the Borrower shall cease to consist of a majority of Continuing Directors; or (iii) so long as the Secured Senior Notes are outstanding, a Specified Change of Control shall occur, as applicable;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the ~~Revolving~~ Commitments to be terminated forthwith, whereupon the ~~Revolving~~ Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Borrower shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrower hereunder and under the other Loan Documents. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrower hereunder and under the other Loan Documents shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower (or such other Person as may be lawfully entitled thereto). Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived by the Borrower.

SECTION 9. THE AGENTS

9.1 Appointment. Each Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto.

Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

9.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys‑in‑fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in‑fact selected by it with reasonable care.

9.3 Exculpatory Provisions; Limitation of Liability. (a) Neither any Agent nor any of their respective officers, directors, employees, agents, advisors, attorneys‑in‑fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party a party thereto to perform its obligations hereunder or thereunder. The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.

(b) To the extent permitted by applicable law (i) the Borrower and any Loan Party shall not assert, and the Borrower and each Loan Party hereby waives, any claim against the Administrative Agent, any Joint Lead Arranger, any Co-Syndication Agent, any Co-Documentation Agent , any Issuing Lender and any Lender, and any affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s affiliates of any of the foregoing Persons (each such Person being called a “Lender-Related Person”) for any losses, claims (including intraparty claims), demands, damages or liabilities of any kind arising from the use by others of information or other materials (including, without limitation, any personal data) obtained through telecommunications, electronic or other information transmission systems (including the Internet), and (ii) no party hereto shall assert, and each such party hereby waives, any liabilities losses, claims (including intraparty claims), demands, damages or liabilities of any kind against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that, nothing in this Section 9.3(b) shall relieve the Borrower and each Loan Party of any obligation it may have to indemnify an Indemnitee, as provided in Section 10.5, against any special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party.

9.4 Reliance by Administrative Agent. The Administrative Agent (including in its capacity as Collateral Agent) shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy or email message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

9.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

9.6 Non-Reliance on Agents and Other Lenders. Each Lender expressly acknowledges that neither the Agents nor any of their respective officers, directors, employees, agents, advisors, attorneys‑in‑fact or affiliates have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party that may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, advisors, attorneys‑in‑fact or affiliates.

9.7 Indemnification. The Lenders agree to indemnify each Agent and its officers, directors, employees, affiliates, agents, advisors and controlling persons (each, an “Agent Indemnitee”) (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Aggregate Exposure Percentages in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Aggregate Exposure Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent Indemnitee in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent Indemnitee in its capacity as such under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent Indemnitee’s gross negligence, bad faith or willful misconduct. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

9.8 Agent in Its Individual Capacity. Each Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though such Agent were not an Agent. With respect to its Loans made or renewed by it and with respect to any Letter of Credit issued or participated in by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender” and “Lenders” shall include each Agent in its individual capacity.

9.9 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent (including in its capacity as Collateral Agent) upon 10 days’ notice to the Lenders and the Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 8(a) or Section 8(f) with respect to the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term “Administrative Agent” shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent’s rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is 10 days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After any retiring Administrative Agent’s resignation as Administrative Agent, the provisions of this Section 9 and of Section 10.5 shall continue to inure to its benefit.

9.10 Co-Documentation Agents, Co-Syndication Agents and Joint Lead Arrangers. None of the Co-Documentation Agents, the Co-Syndication Agents or the Joint Lead Arrangers shall have any duties or responsibilities hereunder in their capacity as such under this Agreement or any other Loan Document and shall incur no liability hereunder or thereunder in such capacity, but all such persons shall have the benefit of the indemnities provided for hereunder.

9.11 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and Joint Lead Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(~~i~~b) such Lender is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans, the Letters of Credit, the Commitments or this Agreement;

(~~ii~~i) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, and the conditions for exemptive relief thereunder are and will continue to be satisfied in connection therewith;

(ii~~i~~) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or

(~~iv~~iii) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and the Joint Lead Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent or the Joint Lead Arrangers or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in the Loans, the

Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto).

(c) The Administrative Agent and Joint Lead Arrangers hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

9.12 Erroneous Payments.

(a) Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one Business Day thereafter (or such later date as the Administrative Agent, may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this Section 9.12(a) shall be conclusive, absent manifest error.

(b) Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter (or such later date as the Administrative Agent, may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

(c) The Borrower and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party.

(d) Each party’s obligations under this Section 9.12 shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document.

SECTION 10. MISCELLANEOUS

10.1 Amendments and Waivers. (a) Subject to Section 2.16(b) and Section 10.1(d) below, neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 10.1. The Required Lenders and each Loan Party party to the relevant Loan Document may, or, with the written consent of the Required Lenders, the Administrative Agent and each Loan Party party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) forgive the principal amount or extend the final scheduled date of maturity of any Loan, extend the scheduled date of any amortization payment in respect of any Term Loan, reduce the stated rate of any interest or fee payable hereunder (except (x) in connection with the waiver of applicability of any post-default increase in interest rates (which waiver shall be effective with the consent of the Majority Facility Lenders of each adversely affected Facility) and (y) that any amendment or modification of defined terms used in the financial covenants in this Agreement shall not constitute a reduction in the rate of interest or fees for purposes of this clause (i)) or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Lender’s Revolving Commitment, in each case, without the written consent of each Lender directly affected thereby; (ii) eliminate or reduce the voting rights of any Lender under this Section 10.1 without the written consent of such Lender; (iii) reduce any percentage specified in the definition of “Required Lenders” or otherwise amend any other provision specifying the number or percentage of Lenders which are required to waive, amend or modify any rights hereunder, consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release all or substantially all of the Guarantors from their obligations under the Subsidiary Guarantee Agreement or the Collateral Agreement except as provided in Section 10.14, in each case, without the written consent of all Lenders; (iv) amend, modify or waive any provision of Section 2.17 or Section 10.7(a) without the written consent of each Lender adversely affected thereby; (v) reduce the amount of Net Cash Proceeds required to be applied to prepay Loans under this Agreement without the written consent of the Majority Facility Lenders with respect to each Facility adversely affected thereby; (vi) reduce the percentage specified in the definition of “Majority Facility Lenders” with respect to any

Facility without the written consent of all Lenders under such Facility; (vii) amend, modify or waive any provision of Section 9 or any other provision of any Loan Document that affects the Administrative Agent without the written consent of the Administrative Agent; (viii) amend, modify or waive any provision of Section 2.6 or 2.7 without the written consent of the Swingline Lender; (ix) amend, modify or waive any provision of Section 3 without the written consent of each Issuing Lender; (x) amend, modify or waive any provision of Section 2.23 without the written consent of the Administrative Agent, the Swingline Lender and each Issuing Lender; (xi) amend the conditions precedent set forth in Section 5.2 to an extension of credit under the Revolving Facility or 2026 Delayed Draw Term Loan Facility after the Eleventh Amendment Effective Date without the written consent of the Majority Facility Lenders with respect to the Revolving Facility or 2026 Delayed Draw Term Loan Facility, as applicable, and, in the case of an extension of credit that constitutes the issuance of a Letter of Credit, the applicable Issuing Lender, (xii) subordinate (x) the Liens securing any of the Obligations on all or substantially all of the Collateral (“Existing Liens”) to the Liens securing any other Indebtedness or other obligations or (y) any Obligations in contractual right of payment to any other Indebtedness or other obligations (any such other Indebtedness or other obligations, to which such Liens securing any of the Obligations or such Obligations, as applicable, are subordinated, “Senior Indebtedness”), in either the case of subclause (x) or (y), unless each adversely affected Lender has been offered a bona fide opportunity to fund or otherwise provide its pro rata share (based on the amount of Obligations that are adversely affected thereby held by each Lender) of the Senior Indebtedness on the same terms (other than bona fide backstop fees and reimbursement of counsel fees and other expenses in connection with the negotiation of the terms of such transaction; such fees and expenses, “Ancillary Fees”) as offered to all other providers (or their Affiliates) of the Senior Indebtedness and to the extent such adversely affected Lender decides to participate in the Senior Indebtedness, receive its pro rata share of the fees and any other similar benefit (other than Ancillary Fees) of the Senior Indebtedness afforded to the providers of the Senior Indebtedness (or any of their Affiliates) in connection with providing the Senior Indebtedness pursuant to a written offer made to each such adversely affected Lender describing the material terms of the arrangements pursuant to which the Senior Indebtedness is to be provided, which offer shall remain open to each adversely affected Lender for a period of not less than five Business Days; (xiii) amend, modify or waive Section 2.23(b) without the written consent of each Defaulting Lender that is a Revolving Lender or (~~xiii~~xiv) change the payment waterfall provision of Section 5.5 of the Collateral Agreement without the written consent of each Lender. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

(b) Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and Revolving Extensions of Credit and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and Majority Facility Lenders.

(c) In addition, notwithstanding the foregoing, this Agreement may be amended with the written consent of the Administrative Agent, the Borrower and the Lenders providing the relevant Replacement Term Loans (as defined below) to permit the refinancing, replacement or modification of all outstanding Tranche A Term Loans, 2026 Incremental Term Loans and/or 2026 Delayed Draw Term Loans, as applicable (“Replaced Term Loans”) with a replacement term loan tranche hereunder

(“Replacement Term Loans”), provided that (a) the aggregate principal amount of such Replacement Term Loans shall not exceed the aggregate principal amount of such Replaced Term Loans, (b) the Applicable Margin for such Replacement Term Loans shall not be higher than the Applicable Margin for such Replaced Term Loans and (c) the weighted average life to maturity of such Replacement Term Loans shall not be shorter than the weighted average life to maturity of such Replaced Term Loans at the time of such refinancing.

(d) If the Administrative Agent and the Borrower acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Document, then the Administrative Agent and the Borrower shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement.

10.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Borrower and the Administrative Agent, and as set forth in an administrative questionnaire delivered to the Administrative Agent in the case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto:

Borrower:	367 South Gulph Road, P.O. Box 61558, King of Prussia, PA 19406-0958 Attention: Cheryl K. Ramagano Senior Vice President and Treasurer Telecopy: (610) 382-4407 Telephone: (610) 768-3402
Administrative Agent or Swingline Lender:	JPMorgan Chase Bank, N.A., at the address separately provided to the Borrower and each Lender (upon request)
JPMorgan Chase Bank, N.A. as Issuing Lender

JPMorgan Chase Bank, N.A.

10410 Highland Manor Dr. 3rd Floor

Tampa, FL 33610

Attention: Standby LC Unit

Tel: 800-364-1969

Fax: 856-294-5267

Email: GTS.Client.Services@jpmchase.com

With a copy to:

JPMorgan Chase Bank, N.A.

500 Stanton Christiana Rd.

NCC5 / 1st Floor

Newark, DE 19713

Attention: Loan & Agency Services Group

Tel: +1-302-634-1928

Email: marsea.medori@chase.com

Collateral Agent	JPMorgan Chase & Co. CIB DMO WLO

Mail code NY1-C413 4 CMC, Brooklyn, NY, 11245-0001 United States Email: ib.collateral.services@jpmchase.com provided that any notice, request or demand to or upon the Administrative Agent or the Lenders shall not be effective until received during the recipient’s normal business hours.

Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Section 2 unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

10.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

10.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder.

10.5 Payment of Expenses and Taxes. The Borrower agrees (a) to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of one transaction counsel to the Administrative Agent in addition to special or local counsel and filing and recording fees and expenses, with statements with respect to the foregoing to be submitted to the Borrower prior to the Closing Date (in the case of amounts to be paid on the Closing Date) and from time to time thereafter on a quarterly basis or such other periodic basis as the Administrative Agent shall deem appropriate, (b) to pay or reimburse each Lender and the Administrative Agent for all its out-of-pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Administrative Agent, (c) to pay, indemnify, and hold each Lender and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender, the Administrative Agent and each Joint Lead Arranger and their respective officers, directors, employees, affiliates, agents, advisors and controlling persons and any successor and assigns of the foregoing (each, an “Indemnitee”) harmless from and against any and all other liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (excluding net income taxes, franchise taxes, net worth taxes, gross receipts taxes or any similar taxes) arising out of or in connection with the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of any Group Member or any of the Properties and the reasonable fees and expenses of legal counsel in connection with claims, actions or proceedings by any Indemnitee against any Loan Party under any Loan Document (all the foregoing in this clause (d), collectively, the “Indemnified Liabilities”), provided, that the Borrower shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities (x) are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or (y) result from a claim not involving an act or omission of the Borrower that is brought by an Indemnitee against another Indemnitee. Without limiting the foregoing, and to the extent permitted by applicable law, the Borrower agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee. All amounts due under this Section 10.5 shall be payable not later than 10 days after written demand therefor. Statements payable by the Borrower pursuant to this Section 10.5 shall be submitted to the Borrower in accordance with Section 10.2. The agreements in this Section 10.5 shall survive the termination of this Agreement and the repayment of the Loans and all other amounts payable hereunder.

10.6 Successors and Assigns; Participations and Assignments. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any affiliate of either Issuing Lender that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section.

(~~a~~b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees other than a natural Person or individual (each, an “Assignee”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) with the prior written consent of:

(A) the Borrower (such consent not to be unreasonably withheld), provided that no consent of the Borrower shall be required for an assignment to a Lender, an affiliate of a Lender, an Approved Fund (as defined below) or, if an Event of Default has occurred and is continuing, any other Person; provided further, that the Borrower shall be deemed to have consented to any such assignment unless the Borrower shall object thereto by written notice to the Administrative Agent within five Business Days after having received notice thereof; and

(B) the Administrative Agent (such consent not to be unreasonably withheld or delayed), provided that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to a Lender, an affiliate of a Lender or an Approved Fund.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender, an affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans under any Facility, the amount of the Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $10,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that (1) no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its affiliates or Approved Funds, if any;

(B) (1) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 and (2) the assigning Lender shall have paid in full any amounts owing by it to the Administrative Agent;

(C) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an administrative questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower and its Affiliates and their related parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws;

(D) no assignment of all or a portion of a Lender’s Loans shall be permitted to (i) any natural person and (ii) any other Person that the Administrative Agent determines is maintained primarily for the purpose of holding or managing Loans for the benefit of any natural person and/or immediate family members or heirs thereof, in each case unless otherwise agreed by each of the Administrative Agent and the Borrower in its sole discretion; and

(E) without the prior written consent of the Administrative Agent, no assignment shall be made to a prospective assignee that bears a relationship to the Borrower described in Section 108(e)(4) of the Code.

For the purposes of this Section 10.6, “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an affiliate of a Lender or (c) an entity or an affiliate of an entity that administers or manages a Lender.

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) below, from and after the effective date specified in each Assignment and Assumption the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.18, 2.19, 2.20 and 10.5). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 10.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent, the Issuing Lenders and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.

(v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an Assignee, the Assignee’s completed administrative questionnaire (unless the Assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(~~b~~c) (i) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) the Borrower, the Administrative Agent, the Issuing Lenders and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and (D) without the prior written consent of the Administrative Agent, no participation shall be sold to a prospective participant that bears a relationship to the Borrower described in Section 108(e)(4) of the Code. Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that (1) requires the consent of each Lender directly affected thereby pursuant to the proviso to the second sentence of Section 10.1 and (2) directly affects such Participant. Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits and subject to the limitations of Sections 2.18, 2.19 and 2.20 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.7(b) as though it were a Lender, provided such Participant shall be subject to Section 10.7(a) as though it were a Lender. Each Lender that sells a participation, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the Administrative Agent or to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury

Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender, each Loan Party and the Administrative Agent shall treat each person whose name is recorded in the Participant Register pursuant to the terms hereof as the owner of such participation for all purposes of this Agreement, notwithstanding notice to the contrary.

(ii) A Participant shall not be entitled to receive any greater payment under Section 2.18 or 2.19 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, except to the extent such entitlement to receive a greater payment results from a change in law that occurs after the Participant acquired the applicable participation or unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. No Participant shall be entitled to the benefits of Section 2.19 unless such Participant complies with Section 2.19(d) as if it were a Lender.

(~~c~~d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or Assignee for such Lender as a party hereto.

(~~d~~e) The Borrower, upon receipt of written notice from the relevant Lender, agrees to issue Notes to any Lender requiring Notes to facilitate transactions of the type described in paragraph (d) above.

(~~e~~f) Notwithstanding the foregoing, any Conduit Lender may assign any or all of the Loans it may have funded hereunder to its designating Lender without the consent of the Borrower or the Administrative Agent and without regard to the limitations set forth in Section 10.6(b). Each of the Borrower, each Lender and the Administrative Agent hereby confirms that it will not institute against a Conduit Lender or join any other Person in instituting against a Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any state bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Conduit Lender; provided, however, that each Lender designating any Conduit Lender hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such Conduit Lender during such period of forbearance.

10.7 Adjustments; Set‑off. (a) Except to the extent that this Agreement or a court order expressly provides for payments to be allocated to a particular Lender or to the Lenders under a particular Facility, if any Lender (a “Benefitted Lender”) shall receive any payment of all or part of the Obligations owing to it (other than in connection with an assignment made pursuant to Section 10.6), or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set‑off, pursuant to events or proceedings of the nature referred to in Section 8(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of the Obligations owing to such other Lender, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of the Obligations owing to each such other Lender, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest; provided further, that to the extent prohibited by applicable law as described in the definition of “Excluded Swap Obligation,” no amounts received from, or set off with respect to, any Guarantor shall be applied to any Excluded Swap Obligations of such Guarantor.

(b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any Obligations becoming due and payable by the Borrower (whether at the stated maturity, by acceleration or otherwise), to apply to the payment of such Obligations, by setoff or otherwise, any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender, any affiliate thereof or any of their respective branches or agencies to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such application made by such Lender, provided that the failure to give such notice shall not affect the validity of such application.

10.8 Counterparts; Electronic Signatures. (a) This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

(b) Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 10.2), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (1) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (2) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower and each Loan Party hereby (a) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, and the Borrower and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (b) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (c) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (d) waives any claim against any Lender-Related Person for any losses, claims (including intraparty claims), demands, damages or liabilities of any kind arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any liabilities arising as a result of the failure of the Borrower and/or any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

10.9 Severability. Any provision of this Agreement that is prohibited, invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition, validity, legality or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.10 Integration. This Agreement and the other Loan Documents represent the entire agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

10.11 Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

10.12 Submission To Jurisdiction; Waivers. The Borrower hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof and agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against the Administrative Agent or any of its Affiliates and the respective directors, officers, employees, agents and advisors of the Administrative Agent and its Affiliates may only) be heard and determined in such Federal (to the extent permitted by law) or New York State court;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in Section 10.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

Nothing in this Agreement or in any other Loan Document shall (i) affect any right that the Administrative Agent, any Issuing Lender or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower, any Loan Party or its properties in the courts of any jurisdiction, (ii) waive any statutory, regulatory, common law, or other rule, doctrine, legal restriction, provision or the like providing for the treatment of bank branches, bank agencies, or other bank offices as if they were separate juridical entities for certain purposes, including Uniform Commercial Code Sections 4-106, 4-A-105(1)(b), and 5-116(b), UCP 600 Article 3 and ISP98 Rule 2.02, and URDG 758 Article 3(a), or (iii) affect which courts have or do not have personal jurisdiction over the issuing lender or beneficiary of any Letter of Credit or any advising bank, nominated bank or assignee of proceeds thereunder or proper venue with respect to any litigation arising out of or relating to such Letter of Credit with, or affecting the rights of, any Person not a party to this Agreement, whether or not such Letter of Credit contains its own jurisdiction submission clause.

10.13 Acknowledgements. The Borrower hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

(b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent and Lenders, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor;

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders; and

(d) The Administrative Agent, each Lender and their Affiliates may have economic interests that conflict with those of the Borrower, its stockholders and/or its affiliates. The Borrower acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto.

10.14 Releases of Guarantees and Liens. (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender except as expressly required by Section 10.1) to take any action requested by the Borrower having the effect of releasing any Collateral or guarantee obligations (i) to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document or that has been consented to in accordance with Section 10.1 or (ii) under the circumstances described in paragraph (b) below.

(b) At such time as the Loans, the Reimbursement Obligations and the other obligations under the Loan Documents (other than obligations under or in respect of Specified Swap Agreements or Specified Cash Management Agreements) shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created by the Security Documents, and the Security Documents and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Loan Party under the Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person.

(c) After the satisfaction of the Collateral Release Conditions, upon request by the Borrower (which may be made at any time following such satisfaction so long as the Collateral Release Conditions continue to be satisfied) all of (i) the security interests, mortgages, or other Liens in or on the Collateral shall be released, (ii) the Guarantee Obligations’ of each Guarantor under the Guarantee Agreement shall be released and (iii) the Borrower shall have no further obligations under Sections 6.10(a), (c), (d) or (e) (the date on which such releases occur, the “Collateral Release Date”); provided, however, that (i) (x) any Liens on the Collateral securing the Secured Senior Notes and any other Indebtedness for borrowed money in excess of $50,000,000 shall be released contemporaneously and (y) any guarantees with respect to the Secured Senior Notes and any other Indebtedness for borrowed money in excess of $50,000,000 shall be released contemporaneously. In the event that after the Collateral Release Date, either (i) S&P or Moody’s shall change its senior unsecured debt rating with the result that the Collateral Release Conditions described in clause (1) of the definition thereof are not satisfied or (ii) unless otherwise agreed by the Administrative Agent and the Required Lenders, an Event of Default shall occur and be continuing, the Borrower shall within 30 calendar days (or such later date as the Administrative Agent may agree) (i) secure the Obligations by a validly created and perfected first-priority security interest in the Collateral that, but for the occurrence of the Collateral Release Date, would have been required to be granted at the date in question, (ii) guarantee the Obligations to the same extent that, but for the occurrence of the Collateral Release Date, would have been required to be guaranteed at the date in question and (iii) the Borrower’s obligations under Sections 6.10(a), (c), (d) and (e) shall be reinstated.

10.15 Confidentiality. Each of the Administrative Agent and each Lender agrees to keep confidential all non-public information provided to it by any Loan Party, the Administrative Agent or any Lender pursuant to or in connection with this Agreement that is designated by the provider thereof as confidential; provided that nothing herein shall prevent the Administrative Agent or any Lender from disclosing any such information (a) to the Administrative Agent, any other Lender or any affiliate thereof, (b) subject to an agreement to comply with the provisions of this Section or other provisions at least as restrictive as this Section, to any actual or prospective Transferee or any actual or prospective party (or any professional advisor to such counterparty) to any Swap Agreement, other swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder, (c) to its employees, directors, agents, attorneys, accountants, representatives, consultants, auditors, service providers and other professional advisors or those of any of its affiliates, (d) upon the request or demand of any Governmental Authority, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) that has been publicly disclosed, (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender, (i) in connection with the exercise of any remedy hereunder or under any other Loan Document, (j) to data service providers, including league table providers, that serve the lending industry, information pertaining to pertaining to this Agreement routinely provided by arrangers or (k) if agreed by the Borrower in its sole discretion, to any other Person.

Each Lender acknowledges that information furnished to it pursuant to this Agreement or the other Loan Documents may include material non-public information concerning the Borrower and its Affiliates and their related parties or their respective securities, and confirms that it has developed compliance procedures regarding the use of material non-public information and that it will handle such material non-public information in accordance with those procedures and applicable law, including Federal and state securities laws.

All information, including requests for waivers and amendments, furnished by the Borrower or the Administrative Agent pursuant to, or in the course of administering, this Agreement or the other Loan Documents will be syndicate-level information, which may contain material non-public information about the Borrower and its Affiliates and their related parties or their respective securities. Accordingly, each Lender represents to the Borrower and the Administrative Agent that it has identified in its administrative questionnaire a credit contact who may receive information that may contain material non-public information in accordance with its compliance procedures and applicable law, including Federal and state securities laws.

For the avoidance of doubt, nothing in this Section 10.15 shall prohibit any Person from voluntarily disclosing or providing any information within the scope of this confidentiality provision to any governmental, regulatory or self-regulatory organization (any such entity, a “Regulatory Authority”) to the extent that any such prohibition on disclosure set forth in this Section 10.15 shall be prohibited by the laws or regulations applicable to such Regulatory Authority.

10.16 WAIVERS OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

10.17 USA Patriot Act. Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Patriot Act.

10.18 Acknowledgement and Consent to Bail-In of EEA Affected Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

10.19 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

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